Exhibit 4.11

[INFORMAL ENGLISH TRANSLATION]

Date: March 29, 2017

Name of the customer:     Itamar Medical Ltd. (hereinafter: the “Borrower” or the “Company” or the “Customer”)

Company No. 512434218

Address:       9 Halamish Street, Caesarea Zip code 3088900

Account number:     250888 in the Orot Mall Branch (hereinafter: the “Account”)

To: Mizrahi Tefahot Bank Ltd. (hereinafter: the “Bank”)

To Whom It May Concern:

Re: Line of Credit

We are setting forth in writing the agreements reached between us in connection with the Credit Limit and the loans made available to the Company, from time to time, in reliance on this Agreement and in reliance of a specific credit agreement and/or specific loan agreement that will be submitted to you in the future, from time to time, in reliance on this Framework Agreement. In addition to the provisions of this Agreement, the terms of the Line of Credit and all of the loans that will be provided to the Company, whether from the framework or long-term (hereinafter: the “Credit”), shall be in accordance with and subject to the “Account Opening Application” and/or “Account Changes” and “Account Management Packet” and “Credit Packet for a Business Customer,” and all of the appendices and amendments in which we have engaged with the Bank, as well as subject to any specific credit / loan agreement or otherwise, between the Company and the Bank (hereinafter: the “Credit Documents”), and all of the provisions of the Credit Documents and all of the terms thereof shall apply and be binding with respect to the credit that will be provided to the Company by you.

1.	Types of credit:

The amount of the credit that will be provided pursuant to this Agreement: up to a sum of USD 10,000,000 (hereinafter: the “Credit Amount”).

The Line of Credit and the Credit will be provided and may be utilized by the Company as of the date on which all of the preconditions and general terms as set forth in Section 5 below are satisfied (hereinafter: the “Preconditions”) and subject to the Bank’s signature on this Agreement.

All of the Credit Amounts that were provided and/or will be provided to the Company shall be repaid in full pursuant to the agreements set forth in the documents signed and/or that will be signed by the Company in connection with the provision of the same Credit, and subject to the terms of this Agreement.

2.	The Lender - Mizrahi Tefahot Bank Ltd. (hereinafter: the “Bank”)

3.	The Borrower - Itamar Medical Ltd., Company No. 512434218 (hereinafter: the “Borrower” or the “Company”)

4.	Types of credit:

4.1.	Long-term loan -

4.1.1.	A loan in the amount of USD 6,000,000 may be taken, in whole or in part, at once or in installments, provided that no withdrawal shall be less than USD 2,000,000, by no later than February 28, 2018. The Borrower’s notice of its intent to withdraw any loan as stated above will be provided to the Bank in writing no later than two (2) business days prior to the date of the execution of the loan and will include the date requested for the provision thereof as well as the amount of the loan. The Bank will prepare the relevant loan agreement for the Borrower’s signatures, including all of the details of the Loan and the relevant interest, as well as the other documents customary at the Bank.

It is agreed that in addition to the Preconditions, a precondition for the provision of the long-term loan is that the Borrower will declare in writing, upon the provision of the loan, that no adverse change has occurred thereto (excluding a negligible change) and that no default event has occurred.

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“Default Event” - Any of the events or causes which, upon their occurrence, the Bank may call for immediate payment the credit or any part thereof extended under any of the Credit Documents. For the avoidance of doubt, the provision of a curing period, if provided regarding a Default Event, does not postpone the date or the occurrence of the Default Event, and the Default Event will be considered to be as such as of the occurrence of the circumstances that form it prior to the passage of the curing period, and regardless of the passage of any other time.

4.1.2	The annual interest rate for the long-term loan - quarterly Libor + 5.5%.

4.1.3.	The principal of the loan and the interest for the same will be repaid in 12 consecutive quarterly payments, as of the end of three months from the date on which the long-term loan was provided.

4.1.4.	The fee for the execution of a payment on the date of the provision of the long-term loan will be in accordance with the Bank’s fee schedule at the time.

4.2.	Credit limit to finance customer debt -

4.2.1	The Loans Framework for financing customer debt in the amount of up to USD 4,000,000 (the “Line of Credit for Financing Customer Debt” or the “Loan for Financing Customer Debt”) will be in force and may be utilized subject to the provisions of Section 1 above, by March 25, 2018 (hereinafter: the “Expiration of the Line of Credit”). Any loan from the aforesaid framework will be calculated and provided pursuant to the following aggregate rules and conditions:

1)	Invoices for payment that are not yet paid, which are issued by the Borrower and/or the US Subsidiary Itamar Medical Inc. (hereinafter: the “US Subsidiary”) and/or I.M.E. 2016 B.V. (hereinafter: the “Dutch Subsidiary”) to their customers, will be financed at a rate of no more than 80% of the amount of the same invoices (for each invoice).

2)	Invoices will be financed that are payable no later than 90 days from the Reporting Date, as set forth in Section 4.2.3 below, and in any case no later than the Expiration of the Line of Credit. Invoices in arrears shall not be financed, excluding invoices that are in arrears of up to 60 days on the date of the provision of the loan (hereinafter: “Invoices in Arrears”), and provided that the rate of the Invoices in Arrears does not exceed 10% of the total Loans for Financing Customer Debt. It is clarified that in transactions in installments, the payment date is the payment date of each payment. Additionally, deferred income as well as doubtful debts will be offset from the balance of the invoices.

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3)	The exposure vis-a-vis each individual customer (as calculated pursuant to this section) will not exceed 20% of the total Credit Limit for Financing Customer Debt.

The amount of the loan calculated in accordance with the rules above will be hereinafter: the “Derived Amount.”

4.2.2	Payment date of the Loans for Financing Customer Debt - the payment date of each Loan for Financing Customer Debt will not exceed 3 months from the date on which it is provided, with the final and absolute payment date of the loans provided being the expiration of the framework.

4.2.3	Reporting - The Borrower will provide the Bank, no later than 12 days from the end of each calendar month, with a report including the details of the invoices as of the last day of the previous calendar month, which is not yet paid by the reporting date, as well as the calculation of the Derived Amount. The reporting will be made in the form customary at the Bank as agreed upon by the parties (hereinafter: the “Monthly Invoices Report”).

Additionally, together with the transfer of the unpaid invoices report, the Borrower will also provide a collection report regarding all of the invoices that were financed, which details the amounts collected in the previous month and the invoices that were paid.

The reports will be signed by the CEO of the Company or its CFO.

It is agreed that the Bank may, at its sole discretion, demand the presentation of the invoices set forth in the Report, in whole or in part.

The Bank may examine the calculation of the Derived Amount as well as disqualify any of the customers and/or invoices set forth in the report.

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4.2.4	The adjustment of the balance amount of the Loans for Financing Customer Debt to the Derived Amount will be made within five days from the date of the provision of the report. The adjustment of the balance of the Loans for Financing Customer Debt will take place by the provision of Loans for Financing Customer Debt or the early repayment thereof. It is clarified that the Bank will not be required to provide Loans for Financing Customer Debt from the Line of Credit unless it has approved the debtor customers and the calculation of the Derived Amount, at its discretion.

4.2.5	The Borrower shall sign all of the documents required by the Bank for the execution of the provisions of this section.

4.2.6	The interest rate for the Loans for Financing Customer Debt - for each Loan for Financing Customer Debt, the Borrower will pay the Bank variable annual interest at a rate of monthly Libor + 4.25%. The interest for the Loan for Financing Customer Debt will be repaid on a monthly basis (or based on the term of the Loan for Financing Customer Debt, as the case may be).

4.3	Fees

4.3.1.	For the Credit Limit for Financing Customer Debt and the long-term loan, the account will be charged a credit allocation fee at a rate of 0.6% per year, for the entire Credit Amount, as defined above, as of the signing date of this Agreement. The credit allocation fee shall be calculated daily and collected on a quarterly basis, at the beginning of each calendar quarter, for the preceding quarter.

For the same part of the framework that was actually utilized by the Borrower, the Borrower will receive a full reduction from the credit allocation fee set forth above. The calculation will take place regarding any credit provided, as of the date on which it is actually provided, for the unused balance.

The credit allocation fee as set forth above does not constitute a substitute for the ordinary fees customary at the Bank.

4.4	All of the additional conditions in connection with the credit that will be provided to the Borrower, insofar as they are not provided in this Agreement, including interest rates, payment dates, fees and other payments, will be as agreed upon and/or will be agreed upon by the Bank and the Borrower.

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5.	Preliminary and general terms:

Any provision of any credit and/or its continued provision will be subject to the fulfillment of all of the following conditions:

5.1	The Borrower has opened account number 250888 at the Orot Mall branch (438) of the Bank (hereinafter: the “Account”).

The Borrower above has executed the customary Credit Documents at the Bank as well as the relevant documents required for the requested activity and/or credit and provided all of the minutes and attorney verifications as customary at the Bank.

5.2	The Borrower has provided the Bank with all of the following sureties, signed a bond or pledge deed for the same in the form customary in the Bank, and provided all of the documents, minutes, and attorney verifications as customary at the Bank:

5.2.1	A first-ranked floating charge, unlimited in amount, on all of the property, funds, rights and assets of any type or kind of the Borrower, and a first-ranked fixed charge, unlimited in amount, on the intellectual property of the Borrower, on the goodwill, documents and negotiable papers, on its bank account, and its holdings in the US Subsidiary and the Dutch Subsidiary, all as set forth in the bond, in the form agreed upon by the parties.

A first-ranked fixed pledge, unlimited in amount, on all of the rights to receive funds from customers of the Borrower, as set forth in the list that will be attached to the bond.

5.2.2	A first-ranked pledge for the benefit of the Bank, unlimited in amount, on all of the assets and property of the US Subsidiary (including its customers). The Borrower has provided the Bank with a legal opinion in the form customary at the Bank, based on which a charge on the assets of the US Subsidiary and is shares is valid vis-a-vis any third party, as well as confirmations of recordation of the charges in the United States. The Borrower and the US Subsidiary will make efforts to update the registered charge, such that it will remain in force until the absolute and final clearance of the debts and liabilities of the Borrower to the Bank.

5.2.3	The Dutch Subsidiary will sign a “negative charge” document in the form agreed upon by the parties.

5.2.4	The lists of intellectual property and customers of the Borrower and the US Subsidiary as set forth above include the intellectual property of the companies as well as the lists of their customers on the signing date of the charge documents above. The companies undertake to update the lists on a biannual basis, to provide the updated lists to the Bank, and to update the pledge documents accordingly.

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5.3	The Borrower and the US Subsidiary will sign and provide the Bank with any document required by the competent authorities for the fulfillment of their undertakings in accordance with the provisions of this section.

5.4	The Borrower will deposit USD 4,000,000 in the Account, as set forth in Section 8 below.

5.5	The Borrower will sign an options agreement for the Bank in the form agreed upon by the parties (hereinafter: the “Options Agreement”) and provide, for the same purpose, all of the confirmations required, including a legal opinion.

The basic principles in the Options Agreement -

The Borrower shall grant the Bank 798,088 nonnegotiable options for the acquisition of ordinary shares of the Company, at an exercise price of NIS 1.36 per share. Duration of the option: four years from the date of the granting of the options.

It is clarified that the conditions set forth in the Options Agreement are binding vis-a-vis the Borrower for all intents and purposes.

6.	The Borrower and the US Subsidiary hereby assign to the Bank all of their rights, existing and future, for the receipt of funds from their customers, existing and future. Additionally, the Borrower undertakes to act in order for all of the direct payments of its customers, as well as all of the payments owed thereto from the subsidiaries, will be made solely to the bank account set forth in Section 5.1 above, and the same Account will be listed in all of the accounts for payment provided thereby.

7.	The subsidiaries undertake to transfer funds to the Borrower’s Account, at the first request of the Bank, to cover the credit provided in the Credit Limit for Financing Customer Debt.

8.	The Borrower undertakes that as of the date of the withdrawal of the credit, in whole or in part (whether a withdrawal of a loan from the Credit Limit for Financing Customer Debt or a withdrawal of a long-term loan), the balance of the cash in the Bank’s Account will not be less at any time than USD 4,000,000 (hereinafter: the “Deposited Amount”). It is agreed that a temporary reduction in the amount, which will be coordinated with the Bank in advance and in writing, up to a sum of USD 3,600,000, will not constitute grounds to call the credit due for immediate repayment, provided that the Borrower has deposited, within 30 days, in its Account, the amount required such that the Borrower’s cash balance in the Account is at least USD 4,000,000. It shall be clarified that this amount will not exceed the balance of the long-term loans and the Loans for Financing Customer Debt.

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9.	The Borrower undertakes to ensure that no charges are created on the assets of the subsidiaries (other than as set forth in this Agreement), and the Borrower further undertakes that it will not change the pricing of the transactions between it and the subsidiaries, as it may be, on the signing date of this Agreement without obtaining the Bank’s prior written consent.

10.	Without derogating from the undertaking of the Borrower to provide information and documents, as agreed upon by the Bank and the Borrower, the Borrower undertakes to provide the Bank, on a quarterly basis, with its consolidated financial statements and those of its subsidiaries, audited (regarding the annual financial statements) and reviewed (regarding the quarterly financial statements) by an accountant, as the case may be, as well as any business and financial information, at the request of the Bank. It is emphasized that the reporting on MAGNA of the annual or quarterly financial statements shall be considered to be the delivery of the information to the Bank.

11.	It is hereby explicitly clarified that the actual provision of the loans and/or credit, pursuant to this Agreement, is contingent on the fulfillment of all of the conditions set forth in this Agreement above, and that the loans and/or credit will be provided based on the agreements set forth in the terms of the Credit Documents, subject to the provisions of this Agreement. The provision of the credit is also contingent on there being no legal impediment for the same, and that the same does not conflict with the provisions of the law and/or the instructions of the Supervisor of Banks (including the provisions of Proper Banking Procedure No. 311 “Minimum Capital Ratio” and Procedure no. 313 - “Restrictions on Companies of a Borrower and Group of Borrowers” and/or any other provisions that shall replace them) and provided that the granting of the credit does not cause a deviation from the liability restrictions of a borrower / group of borrowers. As of the date of the execution of this Agreement, the Bank is not aware of any such impediment or limitation.

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12.	A breach of any of the undertakings set forth in this document shall be deemed grounds to call for immediate repayment of the credit in its entirety and will not permit the provision of loans from the Credit Limit for Financing Customer Debt and/or the provision of the long-term loan, as the case may be. For the avoidance of doubt, the above shall be in addition to the grounds for calling the credit for immediate repayment, as set forth in the other documents signed and/or that will be signed by the Borrower.

13.	The Bank may, at any time and from time to time, in any case in which the Bank may perceive an inability to collect the credit and/or if an adverse change occurs to the Borrower’s solvency and/or a materially adverse change to the financial or business state thereof and/or if there are grounds to call the credit for immediate repayment and/or in the event that any of the other conditions occur as a result of changes under law, which require a reduction and/or cancellation and/or delay of the Line of Credit immediately, while providing notice to the Borrower to reduce and/or cancel the Line of Credit that is not utilized and/or postpone the provision of any loan, in whole or in part, and/or to delay it.

14.	For the avoidance of doubt, the above was not intended to grant rights to any third party, and the same will not constitute a representation on which any third party may rely.

15.	All of the appendices to this Agreement constitute integral parts hereof and all of the provisions of the appendices will supplement and be in addition to the provisions of this Agreement. In any case of a conflict between the provisions of this Agreement and the provisions of the Credit Documents or the appendices, the provisions of this Agreement shall prevail, unless expressly agreed otherwise in any of the appendices or Credit Documents. In any other case, the provisions of this Agreement and the provisions of the Credit Documents and the appendices thereto shall be deemed supplementary to each other.

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16.	The Borrower will pay the Bank, upon the signing of this Agreement, a sum of USD 30,000, for the drafting of the documents. This fee is in addition to the fees customary in the Account.

17.	In the event that the Preconditions are not fulfilled by May 31, 2017, this Agreement will be void and the Company or the Bank will not have any obligation (excluding an undertaking to pay the payments that the Borrower has undertaken in full). In the event that more time is required for the registration of the charges overseas, the Bank will provide the Company with a 30-day extension for the aforesaid registration.

Respectfully,

/s/ Itamar Medical Ltd.
Itamar Medical Ltd.

We confirm that we have read the foregoing document and we agree to its contents and undertake to act accordingly.

/s/ Itamar Medical Inc.

Itamar Medical Inc.

/s/ I.M.E. 2016 B.V.

I.M.E. 2016 B.V.

We confirm the above

________________________

Mizrahi Tefahot Bank Ltd.

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[INFORMAL ENGLISH TRANSLATION]

Name of the customer:     Itamar Medical Ltd., Company No. 512434218

Address:      9 Halamish Street, Industrial Area of North Caesarea

Date: January 29, 2008

To

Mizrahi Tefahot Bank Ltd.

To Whom It May Concern:

Re: Amendment No. 1 to the Credit Facility Agreement dated March 29, 2017 (hereinafter: the “Credit Facility Agreement”)

We set forth in writing the agreements between us in connection with the amendment to the Credit Facility Agreement between Mizrahi Tefahot Bank Ltd. (the “Bank”) and Itamar Medical Ltd. (the “Borrower”), as follows:

1.	Section 4.1 of the Credit Facility Agreement shall be amended as follows:

4.1	Facility of the loans

4.1.1	The Bank shall provide a facility of loans for use as long-term or short-term loans (hereinafter: the “Loans Facility”) in the amount of USD 6,000,000.

The Loans Facility shall be in effect and may be utilized until February 28, 2019.

It is agreed that the amount of any long-term shall be at least USD 2,000,000.

Where a long-term loan is provided - the facility amount shall be decreased by the amount of the long-term loan provided.

The Borrower’s notice of its intent to withdraw any loan as stated above will be provided to the Bank in writing no later than two (2) business days prior to the date of the execution of the loan and shall include the date requested for the provision thereof as well as the amount of the loan. The Bank shall prepare, for the Borrower’s signatures, the relevant loan agreement including all of the details of the Loan and the relevant interest, as well as the other documents customary at the Bank.

4.1.2	The annual interest rate for each loan (long-term or short-term) - quarterly Libor + 5.5%.

4.1.3	The principal of the long-term loan and the interest for the same shall be repaid in 12 consecutive quarterly payments, as of the end of three months from the date on which the long-term loan was provided.

4.1.4	The manner of repayment of the principal of the short-term loan and the interest for the same shall be agreed upon by the parties prior to the provision of the short-term loans.

4.1.5	The fee for the execution of a payment on the date of the provisions of any long-term loan shall be in accordance with the Bank’s rate list at the time.

For the avoidance of doubt, it is clarified that all of the loans above are part of the credit, as defined in the Agreement, and all of the provisions of the Credit Facility Agreement in connection with the credit shall apply regarding them as well.

2.	The validity of the credit limit for financing customer debt shall be extended until January 12, 2019 - Section 4.2.1 will be amended accordingly.

3.	In Section 4.3.1 - The amount of the credit allocation fee shall be 0.9% instead of 0.6%.

4.	In Section 7 - At the end of the section, the following shall be added: “The Borrower undertakes to make use of its means of control in the subsidiaries in order to ensure that the funds are transferred to its account as stated.”

5.	Section 8 shall be amended as follows:

“The Borrower undertakes that as of the date of the withdrawal of the credit, in whole or in part (whether the withdrawal of a loan from the credit limit is to finance a customer debt or is a withdrawal from the Loan Facility), the balance of the cash in the Bank’s account shall not be less at any time than 40% of the amount of the credit actually provided (hereinafter: the ‘Amount Required for Deposit’).

It is agreed that a temporary decrease in an amount up to 10% of the Amount Required for Deposit shall not constitute grounds to call the credit due for immediate repayment, subject to the fulfillment of the following conditions: 1. The temporary decrease shall be coordinated with the Bank in advance and in writing, and 2. the Borrower has deposited within 30 days, in its account, the Amount Required for Deposit such that the balance of the Borrower’s cash in the account will not be less than the Amount Required for Deposit.”

Section 5.4 will be amended accordingly (40% of the utilized credit amount).

6.	The Borrower declares and confirms that there has been no detrimental change to its condition, as of the signing date of the Credit Facility Agreement, and no default event has occurred.

“Default Event” - Any of the events or causes which, upon their occurrence, the Bank may call for immediate payment the credit or any part thereof extended under any of the Credit Documents. For the avoidance of doubt, the provision of a curing period, if provided regarding a Default Event, does not postpone the date or the occurrence of the Default Event, and the Default Event will be considered to be as such as of the occurrence of the circumstances that form it prior to the passage of the curing period, and regardless of the passage of any other time.

7.	In addition to the preliminary and general conditions set forth in the Agreement, the Bank’s consent, as set forth above, is contingent on the following conditions:

a.	The Borrower has provided the Bank with a document confirming the extension of the validity of the Warrant Document signed for the benefit of the Bank, in the form attached as Exhibit A.

b.	The parties have signed this Amendment.

8.	For the avoidance of doubt, it is clarified that excluding the above, no change shall be made to our undertakings toward you under the Agreement. The collateral that secures our undertakings under the Agreement will continue to apply for all intents and purposes.

9.	The Borrower will pay the Bank a fee for the preparation of this document in the amount of USD 6,000, which shall be charged to the Borrower’s account. This fee does not replace the ordinary fees customary at the Bank.

10.	This amendment shall take effect subject to the signing thereof by the Borrower and Itamar Medical Inc. and its return to the Bank by no later than February 10, 2018, and subject to the Bank’s signature. The Borrower will provide the Bank with I.M.E. 2016 B.V’s signature on this document by no later than March 1, 2018.

In witness whereof we have signed below:

/s/ Itamar Medical Ltd.

To

Mizrahi Tefahot Bank Ltd.

We confirm that we have read the document above and agree to its contents.

/s/ Itamar Medical Inc.

/s/ I.M.E. 2016 B.V.

Exhibit A

To

Mizrahi Tefahot Bank Ltd. (Holder")

Dear Holder,

January 29,2018

RE: Extension of Previous Warrant

Itamar Medical Ltd. (hereinafter: the "Company") currently intends to enter into an amendment to the framework agreement with Holder, under which the existing framework agreement shall be extended, and certain additional terms shall be amended.

In the framework of the negotiations, and in order to induce Holder to extend the term of the existing framework agreement and to amend it, Company has agreed to extend the warrant period for all outstanding warrants granted to Holder, as set forth below.

In light of the above, we hereby confirm that, effective as of the date of this letter:

The original Warrant issued to the Holder on May 14, 2017 is hereby extended until May 14, 2022 (clause 3.1 to the Warrant Agreement will be amended accordingly).

All other terms and conditions of the abovementioned Warrants shall remain unchanged, in full force and effect.

Sincerely,

/s/ Itamar Medical Ltd.

[INFORMAL ENGLISH TRANSLATION]

Name of the customer: Itamar Medical Ltd., Company No. 512434218

Address:           9 Halamish Street, Caesarea 3098900

Date: May 28, 2018

To

Mizrahi Tefahot Bank Ltd.

To Whom It May Concern:

Re: Amendment No. 2 to the Framework Agreement dated March 29, 2017 (hereinafter: the “Framework Agreement”)

We set forth in writing the agreements between us in connection with the amendment to the Framework Agreement between Mizrahi Tefahot Bank Ltd. (the “Bank”) and Itamar Medical Ltd. (the “Borrower”), as follows:

1.	Section 4.2 of the Framework Agreement shall be amended as follows:

In Section 4.2.1 in subsection 2, the following paragraph shall be added:

“Notwithstanding the above, it is agreed that the Bank shall provide the Borrower with financing against invoices issued as stated above for transactions paid by credit card, whose repayment dates exceeds 90 days, under the following conditions:

a.	Transactions shall be financed where the final repayment date does not exceed 12 months from the date of the report.

b.	The total credit from the credit limit for financing customer debt for credit cards with a repayment date of 90 days and until the repayment date of 12 months from the reporting date, which will be provided against these invoices, will not exceed USD 500,000.”

In Section 4.2.1 in subsection 3, the following paragraph shall be added:

“Notwithstanding the above, the exposure vis-à-vis the following customers shall not exceed 30% of the credit limit to finance customer debt - Kaiser Foundation Health Plan, Inc. and its affiliates Department of Veterans Affairs and its affiliates Philips Respironics GK Japan”

2.	For the avoidance of doubt, it is clarified that excluding the above, no change shall be made to our undertakings to you under the Agreement. The collateral that secures our undertakings under the Agreement shall continue to apply for all intents and purposes.

The Borrower shall pay the Bank a fee for the preparation of this document in the amount of USD 3,000, which will be charged in the Borrower’s account. This fee does not replace the ordinary fees customary at the Bank.

3.	This amendment shall take effect subject to the execution hereof by the Borrower and Itamar Medical Inc. and its return to the Bank by no later than May 31, 2018, and subject to the Bank’s signature. The Borrower shall provide the Bank with I.M.E. 2016 B.V’s signature on this document by no later than June 7, 2018.

In witness whereof we have signed below:

/s/ Itamar Medical Ltd.

Itamar Medical Ltd.

[INFORMAL ENGLISH TRANSLATION]

Secured Debenture

Signed on the 28th of May, 2017

By Itamar Medical Ltd., Company No. 5124343218, of 9 Halamish Street, Caesarea (hereinafter: the “Company”)

For the benefit of Mizrahi Tefahot Bank Ltd. (hereinafter: the “Bank”), pursuant to the incorporation documents of the Company and all of the other provisions that provide the Company with power in this regard and pursuant to the resolution of the Company’s board of directors.

Whereas	The Company and/or _______ Company No. (hereinafter: the “Debtors”) have received and/or will receive credit from time to time from the Bank, whether in Israeli currency or any foreign currency, in Israel or outside of Israel, including any revolving credit, temporary credit, non-recurring credit, loan, discounting of deeds, purchase of deeds, brokerage of deeds, overdrafts, provision of guarantee and/or letter of indemnity, opening documentary credit, provision of an extension and various bank leniencies, handling bills of lading, actions with securities, various actions with financial instruments and/or derivatives, service or other payment, provided or that will be provided to a customer or for its deposit, as well as any other transaction or action based on which or following which debts or liabilities will be created or may be created by the Company and/or the Debtors vis-a-vis the Bank, whether as a debtor or guarantor or assignor and/or in another manner, alone or together with others, whether owed or that will be owed, whether they have matured before the engagement under this document or will mature thereafter, whether provided in a special or conditional manner, whether provided directly or indirectly, explicitly or implicitly, as well as other various bank services (hereinafter: all jointly and severally: the “Bank Services”), under the terms agreed upon and/or that will be agreed upon from time to time regarding every Bank Service.

And Whereas	It has been agreed by the Company and the Bank that the Company will secure all of the debts and liabilities of the Company and/or the Debtors to the Bank of any type or kind, whether in Israeli currency or any other currency and of any kind, as set forth below, by way of this Debenture, and in addition to any collateral that is provided and/or will be provided to the Bank.

Therefore, this Debenture attests to the following:

1.	a.	This Debenture has been issued to secure the full and precise payment of all of the amounts, whether in Israeli shekels or any foreign currency, owed and that will be owed to the Bank by the Company and/or the Debtors in any way, form, manner and for any reason, whether the amounts are owed by the Company and/or the Debtors in connection with the provision of the Bank Services or are not in connection with the same, whether they are owed from the Company and/or the Debtors alone or together with others, whether the Company and/or the Debtors have already undertaken therewith or will undertake therewith in the future, as a Debtor and/or guarantor and/or assignor or otherwise (including liability of the Company and/or the Debtors under the deeds provided or that will be provided to the Bank, whether by the Company and/or the Debtors or by third parties for discounting or security, and/or under any other debt of the Company and/or the Debtors vis-a-vis the Bank), owed and/or that will be owed in the future, which is payable before the exercise of the collateral provided hereby or subsequently, owed absolutely or conditionally, owed directly or indirectly, owed pursuant to the original undertaking of the Company and/or the Debtors or formed in a judgment of a court or otherwise -

b.	The total amount that we will be required to pay the Bank under this Debenture is unlimited in amount.

All of the expenses and charges in connection with the preparation of this Debenture and its registration with the appropriate registrar, as well as all of the expenses involved in the exercise of this Debenture and its realization, including reminders and warnings of arrears, reimbursements of charges, letters, assessments, insurance, security, maintenance and repair of the Pledged Assets as defined below, notices and various approvals, attorney fees, legal and execution fees, the appointment of a receiver and/or manager and/or liquidators and their wages, expenses involved in locating the address of the Company and/or the Debtors, as the case may be, and any other reasonable expense involved in the exercise of this Debenture and its realization, which the Bank could not prevent using reasonable measures, will apply to the Company and/or the Debtors, as the case may be, and will be paid by them, together with interest as set forth in the “Credit to a Business/Private Customer Packet” or at the rate agreed upon in the Provision of Bank Services Agreement, as of the date of the request and until the full clearance or as determined by the competent judicial authority. This Debenture will also be used to secure all of the aforesaid amounts in this paragraph, which will be added to the amount of the Debenture, as defined above in this Section 2, and all of its subsections until the full payment thereof, even if all of the aforesaid expenses and charges are also secured under this Debenture.

(All of the amounts above that are secured under this Debenture will be hereinafter: the “Secured Amounts”).

2.	The Company hereby undertakes to pay the Bank any amount from the Secured Amounts:

a.	On the agreed payment date, if agreed by the Bank and the Company and/or the Debtors that the same amount will be payable on a specific date.

b.	At the end of seven days from the date on which the Bank’s first written request is sent to the Company, if no payment date is agreed upon as stated in paragraph (a) above.

3.	a.	Unless the same is explicitly permitted in a specific credit agreement or the “Credit to a Business Customer” packet, the Bank may choose not to accept prepayment of the Secured Amounts or any part thereof, before they are due to be paid, and the Company or any party whose right may be impaired by the granting or realization of this Debenture, will not have a right under Section 13(b) of the Pledge Law, 1967 or any other law.

b.	In any case in which the Company and/or the Debtors do not have the right to repay the Secured Amounts early under any agreement, administrative instruction from a competent government authority or the law, the Company and/or the Debtors may do so only subject to the Bank’s prior written consent to the same, and under the conditions set forth in this regard by the Bank. The Bank may condition its consent on payment of a fee and/or fine and/or any other payment, as well as determine the date on which the early payment will take place. In the case of early repayment, the interest and/or linkage differentials and/or exchange rate differentials will be calculated, as the case may be, up to the actual payment date. For the avoidance of doubt, it is hereby clarified and emphasized that the above does not and will not impair or detract from the Bank’s right to call for immediate repayment any Secured Amount under the Debenture pursuant to the agreements between the Bank and the Company.

4.	a.	The Bank may calculate interest on the Secured Amounts at the rate agreed upon or that will be agreed upon from time to time between it and the Company and/or the Debtors, as the case may be. In cases in which the interest rate is not agreed upon, the Bank may determine the interest rate and inform the Company or Debtors of the same, as the case may be. The Company and/or the Debtors will be charged the aforesaid interest rates and the Bank may attach them to the principal at the end of every three months or at the end of any other period, as determined by the Bank.

b.	In any case of arrears in payment of the Secured Amounts or part thereof, the Secured Amounts will bear arrears interest in the rate set forth in the Business Credit Booklet or at the rate agreed upon in the Provision of Bank Services Agreement.

c.	In any case that grants the Bank the right to exercise the collateral under this Debenture, the Bank may increase the interest rates of the Secured Amounts until the arrears interest rate, as set forth in the Business Credit Booklet or the rate agreed upon in the Provision of Bank Services Agreement.

5.	To secure the full and precise repayment of all of the Secured Amounts, the Company hereby pledges to the Bank and its substitutes.

a.	With a first-ranked floating charge, any enterprise, equipment, assets, funds, property and rights, including their profits, of any type without exception, that the Company has currently and will have in the future, at any time, in any form and manner, including all of the existing and/or future rights of the Company, for the receipt of funds from its customers and/or from any other entity, including its insurance rights for them, for all of the above assets and rights, and all of the rights under the Property Tax and Damages Fund Law, 1961, and any right to damages or indemnification that the Company shall have vis-à-vis a third party for loss, damage or the expropriation of property or any part thereof (hereinafter: the “Pledged Assets”).

b.	A first-ranked fixed pledge and a lien on its goodwill, as it is currently and as it may be at any time (hereinafter: the “Pledged Goodwill”).

c.	A first-ranked fixed pledge and lien on the equipment, assets and the income from the assets and their profits, set forth on the list attached to this Debenture, marked “A” and constituting an integral part hereof (hereinafter: the “Fixed and Pledged Property”).

d.	A first-ranking fixed pledge on all of the rights, including the intellectual property rights, of the Company, as set forth in Appendix A1 of the Debentures and including as set forth in Appendix A2 (hereinafter: the “Pledged Intellectual Property Rights”).

e.	A first-ranking fixed pledge of all of the Company’s rights to receive funds as set forth in Appendix B of the Debenture. (hereinafter: the “Right to Receive Funds”).

f.	A first-ranked fixed pledge on the Company’s holdings in Itamar Medical Inc. and I.M.E (2016) B.V. and all of the Company’s rights in connection with the above holdings.

g.	A fixed pledge and a charge on the bills of lading - marine or by air - ownership certificates of merchandise, storage certificates, merchandise delivery certificates, orders, letters of documentary credit, receipts or other documents customary in international trade and testifying to ownership or goods or merchandise (hereinafter: the “Documents”), which will be provided from time to time to the Bank, for collection, for safekeeping, security or otherwise, including all of the insurance rights of any type or kind vis-à-vis B.S.S.CH. - The Israel Credit Insurance Company Ltd. or any other insurance company, as well as any right to compensation or indemnification that the Company may have vis-à-vis third parties for loss, damage, or expropriation of merchandise or goods - upon their delivery to the Bank as stated, they shall be considered to be pledged and charged for the Bank as a first-ranking pledge and charge under the terms of this Debenture and its provisions.

h.	A fixed pledge and charge on all of the securities, documents, pledges of others that the Company has provided or will provide from time to time to the Bank for collection, safekeeping, security or otherwise (hereinafter: the “Pledged Documents”) and upon the delivery thereof, they will be considered to be pledged and charged to the Bank as a first-ranking pledge and charge under the terms of this Debenture, and its provisions, mutatis mutandis, will apply to their pledge and charge.

The Bank will be exempt from taking any action in connection with the Pledged Documents and will not be liable for any damage that is caused in connection with the same, and the Company undertakes to indemnify the Bank in any case in which the Bank is sued for such damage by others. The Company hereby waives in advance any claims of prescription regarding the Pledged Documents.

i.	A charge and first-ranking pledge and assignment by way of pledge on all of the rights of the Company in Account No. 250888 at the Orot Mall Branch (438) (hereinafter: the “Pledged Account”), including all of the rights of the Company to the funds and/or deposits and/or assets deposited and/or that will be deposited and/or located in the Account, as well as the income, profits and consideration that the Company may have for and in connection with the Account (hereinafter: the “Pledged Rights”).

j.	The “Pledged Assets,” the “Pledged Goodwill,” the “Documents,” and the “Pledged Documents,” “Fixed and Pledged Assets,” “Pledged Intellectual Property Rights,” “Rights to Receive Funds,” the “Pledged Account,” the “Pledged Rights,” and any other pledge noted in this section will be hereinafter: the “Pledged Property.”

6.	The Company hereby declares as follows:

a.	That the Pledged Property is not pledged, nor is there a lien in favor of others, nor is it subject to an attachment in any manner, other than as set forth in the report of the Registrar of Companies dated ________, attached hereto.

b.	That the Pledged Property is under its sole ownership and possession or possessed by the Bank.

c.	That there is no limitation or condition under law or agreement or otherwise, applicable to the transfer of the Pledged Property or it being subjugated to a pledge or lien.

d.	That it may pledge or charge the Pledged Property in any manner and form.

e.	That no assignment of a right or other action was performed that derogates from the value of the Pledged Property.

f.	That it and/or the Pledged Property complies and will comply with the requirements and/or provisions of any law and/or agreement.

g.	That it is not aware of the existence of environmental hazards as defined in Section 26(d) below in the Pledged Property, and to the best of its knowledge, no demand was received from the relevant authorities and/or any other entity for the same in connection with environmental hazards.

7.	The Company hereby undertakes vis-à-vis the Bank as follows:

a.	Not to pledge, not to charge, including at an inferior level than the Bank, not to sell, not to lease, not to lease long-term, not to transfer the Pledged Property, not to provide and/or transfer possession of the Pledged Property, and not to perform any action with the Pledged Property or provide any person or entity with any right to the Pledged Property, which may (by action or right) harm the rights of the Bank under this Debenture and/or under any agreement formed and/or that will be formed between the Bank and the Company, all unless the Bank’s prior written consent to the same is received. The Bank will not unreasonably refuse at the Company’s request to provide its consent as stated.

b.	The Company declares that the Pledged Property is in working condition. The Company undertakes to protect the Pledged Property as well as to keep the Pledged Property in working condition and to make, from time to time, the necessary repairs for its proper maintenance and to ensure that it is fit for use, and not to make changes or demolish a structure or part of a structure, and not to uproot any underground fittings without the Bank’s prior written consent. The Bank and its representatives will have the right to visit, at any time, the Pledged Property in order to examine its condition. In any case of material damage or material defect to the Pledged Property which may impact the value of the Pledged Property as a security, the Company undertakes to notify the Bank of the same within a reasonable period of time. In the event that the Company does not perform the repairs required in the Pledged Property within a reasonable period of time from the occurrence of the damage or the defect, considering the type and nature of the damage or defect, the Bank may execute the repairs as it sees fit, at the Company’s expense, provided that the damage or defect is material in the Pledged Property, and may impact the value of the Pledged Property as a collateral. The Company undertakes to reimburse the Bank, immediately upon the Bank’s request, for all of the expenses that the Bank has or will have in connection with the aforesaid repairs, in addition to lawful interest and linkage differentials as of the date on which the amounts are incurred by the Bank and until the actual full repayment thereof by the Company. All of the aforesaid expenses and the interest and linkage differentials on the same will be secured under this Debenture and will be subject to the Secured Amounts.

c.	To immediately notify the Bank of any case of the imposition of an attachment on the Pledged Property and/or the Pledged Assets and/or any part thereof and to immediately notify the attachor of the pledge for the benefit of the Bank and, at the Company’s expense, immediately and without delay, to use all means for the removal of the attachment. In the event that the Company does not take measures as stated, the Bank may (but is not required to) use all of the means to remove the attachment, and the Company will be required to immediately pay the Bank all of the expenses involved in the same (including the fees of the Bank’s attorneys).

d.	To be responsible for the accuracy and correctness of all of the signatures, assignments and details on deeds, documents and securities that are provided and/or will be provided to the Bank as collateral.

e.	To pay, on time, all of the taxes, fees, all of the compulsory payments, various types of property tax, the lease fees and all of the other payments applicable from time to time on the Pledged Property or the Company for the Pledged Property, including insurance fees as stated in Sections 10(a) and/or 10(b) below. The Company hereby confirms and declares that it has made the payments as stated that are applicable by the signing date of this Debenture. The Company will provide the Bank, immediately upon its first request, all of the receipts and approvals related to the same payments. Without derogating from any of the Bank’s rights, in the event that the Company has not made any of the payments applicable thereto, the non-payment of which may cause material damage to the Bank, the Bank may but is not required to pay the same in its place and at the Company’s expense, provided that the Company is notified 15 days in advance of its intention to do so, excluding in cases of particular urgency on the date of the execution of the payment, in which the failure to make the payment immediately may cause material damage to the Bank. The Company undertakes to reimburse the Bank for the payment immediately upon the Bank’s first request, together with lawful interest and linkage differentials, as of the date on which it was paid by the Bank and until the full repayment thereof by the Company. All of the aforesaid expenses and payments above, including the interest on the same, will be secured under this Debenture and will be subject to the Secured Amounts.

Without derogating from the above, the Company hereby declares and undertakes as follows:

f.	That it alone will be liable, including vis-à-vis any person, company, entity, government authority, or any third party in connection with the Pledged Property, whether directly or indirectly, including regarding matters related to environmental hazards, and it agrees that the Bank will not bear any liability in connection with the same. The Company will bear all of the expenses, damages, costs, claims and demands in connection with the Pledged Property and will indemnify the Bank for the entire amount that the Bank is required to pay for the same, if charged.

g.	That it will immediately report to the Bank regarding the existence of environmental hazards, and regarding any demand that will be directed thereto in connection with the same, and that it will handle them in accordance with the provisions of the law and the relevant authorities, without derogating from any other undertaking under any agreement and/or under law.

h.	Without derogating from the generality of the above, the Company declares that it is aware that all of the demands made and/or that will be made by the Bank in connection with the environmental defects related to the Company and/or the Pledged Property are intended only to secure the credit that the Bank provides and to secure the value of the Pledged Property, and that the Bank will not be liable vis-à-vis it or any other person, company, entity, government authority or third party, with any liability, in connection with the same. The Company further declares that it is aware that the Bank is not responsible for reliance that may be generated for it or any third party as a result of these requirements, and it exempts the Bank from any liability in connection with the same.

i.	To manage accounting records and to permit the Bank or a representative on its behalf, at any time, to examine the books. The Company undertakes to assist the Bank or its representatives and to provide them, at their first request, with balance sheets, documents, and any information required thereby, including explanations in connection with the financial and operating condition of the Company and/or its business.

j.	It is agreed that no change in control in the Company, compared to the condition existing on the signing date of this Debenture without the Bank’s prior written consent will constitute grounds for immediate repayment. “Control” - as defined in the Securities Law, 1968, as well as a state in which an entity from the Viola Fund Group ceases to be the sole controlling shareholder of the Company.

The Company will report to the Bank upon being made aware of the change of control as stated, and insofar as the change of control is not approved by the Bank, the Bank will have grounds to call for immediate repayment.

k.	The Company is the owner of all of the intellectual property required by the Company for the purpose of its business (excluding standard shelf products) and there is no agreement based on which the intellectual property will be transferred to a third party.

l.	To the best of its knowledge, the Company does not currently infringe and there is no proceeding against it in connection with the infringement of intellectual property rights of a third party.

m.

A full list of all of the intellectual property is attached as Appendix A2, and the Company will provide the Bank, in writing, with any update and/or change that will be made in the aforesaid list. Additionally, the Company will update the list of active customers every six months (customers with a positive balance or customers with which there were transactions during the past 12 months). Following the Company’s above reports, an update will be made to the pledges in the relevant registrars, and the Company will sign all of the documents accepted in connection with the same.

n.	Without derogating from the other grounds for calling for immediate repayment in accordance with any document, it is agreed that there is if a license, consent, approval or record of any of the Company’s intellectual property rights is retracted, cancelled, suspended, or impaired and the same has a materially adverse impact on the Company, the Bank may call for immediate repayment the Secured Amounts or any part thereof.

8.	During the entire term of this Debenture, the Company undertakes as follows:

a.	Not to demand its share capital that was issued and is not yet repaid, in whole or in part, or accept payments thereon without the Bank’s written consent, and if any amounts are paid on account of the aforesaid share principal of the Company, without or without the Bank’s consent, the same amounts will be transferred immediately to the Bank and used as payment on account of the Company’s debts to the Bank.

b.	Not to pay its shareholders in any form or manner any loan or funds that the shareholders have lent or will lend to the Company or any funds that the aforesaid have invested and/or will invest in the Company. The above will not apply to a loan that is convertible to shares of the Company, which will be repaid by way of the allocation of shares.

c.	Not to provide its shareholders with any loan or any credit, not to guarantee for them and/or provide them with collateral without the Bank’s prior written consent.

d.	To ensure that the shareholders that lent and/or will lend funds to the Company will undertake vis-à-vis the Bank not to demand and not to claim any funds as stated from the Company, and if for any reason, they still receive amounts from the Company - to reimburse the aforesaid amounts to the Bank in order to use them for the repayment of the Secured Amounts.

e.	Not to purchase its shares and not to pay any dividend without the Bank’s prior written consent.

9.	a.	The Company undertakes to ensure and provide the Bank, no later than the date of the provision of the credit, with a copy of an insurance policy based on which it has insured the Pledged Property with property insurance and against any other risk demanded by the Bank, with the same insurance company, in the same amount and under the same conditions to which the Bank has agreed - all subject to the law and in accordance with the instructions of Bank of Israel. The policy will contain, inter alia, a section of pledges for the benefit of the Bank, as well as a section known as a “30 days advance notice of cancellation clause.” The Company hereby undertakes to continue to insure the Pledged Property as stated above, as long as the Credit is not repaid to the Bank in full, to pay all of the premiums on time and to provide the Bank, at its first request, with insurance certificates and references in writing of the execution of the insurance payments.

b.	In each of the cases listed below, the Bank may, at its sole discretion, insure the Pledged Property on behalf of the Bank and charge the Account of the Company and/or the Debtors, as the case may be, for the insurance fee expenses. Amounts that are paid as expenses and insurance fees as stated will be secured based on this Debenture.

(1)	If the Pledged Property is not insured to the satisfaction of the Bank.

(2)	If the Company does not provide the Bank, by the date of the provision of the credit, with insurance certificates for the Pledged Property, to the satisfaction of the Bank.

(3)	If 30 days prior to the end of the insurance term of the Pledged Property, the Company does not provide the Bank with insurance certificates of the Pledged Property under the conditions and for the period to its satisfaction. In the case in which the insurance is made by the Bank as stated above, the Bank will not be responsible for a defect or flaw that arises in connection with the insurance. Amounts that will be paid as expenses and insurance fees as stated will be secured under this Debenture.

c.	All of the rights arising from property insurance as stated above, including rights under the Property Tax and Damages Fund Law, 5721-1961, as it may be in force from time to time or under any other law, whether transferred to the Bank as stated above or otherwise, are hereby pledged for the Bank with a first-ranking fixed pledge and as a lien.

d.	The Company undertakes to notify the Bank and the insurance company, immediately, of any damage to the Pledged Property that may entitle it to insurance payments, whether the insurance was made by the Company or by the Bank. The Bank may sue from the insurance company for the exercise of the right to insurance payments in accordance with Sections 9, 20 and 22 of the Pledge Law, 1967 and/or any other law that shall replace or amend it.

e.	The Company undertakes to sign, at the first request of the Bank, all of the requests, documents, and certificates that are required or desirable for the execution of the undertakings of the Company that are included in this section. Additionally, the Company undertakes not to cancel or change in any manner any of the aforesaid insurance terms without the Bank’s prior written consent.

10.	a.	The collateral provided to the Bank under this Debenture shall be of a continuous nature despite the arrangement of accounts or any account of the Company and/or Debtors and will remain in force until the Bank confirms in writing that this Debenture has terminated.

b.	Where the Bank was or will be provided with collateral or guarantees for payment of the Secured Amounts, all of the collateral and guarantees will be independent of each other.

c.	Where the Bank will settle or provide an extension or easement to the Company, the Bank will change the undertakings of the Company in connection with the Secured Amounts, will release or waive the other securities or guarantees - these will not change the nature of the collateral utilized under this Debenture, and all of the securities and undertakings of the Company under this Debenture will remain in full force.

11.	Rights of the Bank

a.	In this section - “Asset” - Of any type or kind, including funds, in Israel currency or foreign currency, securities and rights, and including funds that the State or any other entity has provided or will provide to the Bank in any manner for the Company, as well as including an asset as stated that is provided and/or will be provided by the Company or for it to the Bank for collection and/or safekeeping and/or as a security and/or in any other manner, including the consideration for the same assets.

b.	The Bank will have a lien right on any asset owed and/or that will be owed to the Company from the Bank in any manner and from any source, and in any account, whether the account is registered in the name of the Company alone or in the name of the Company together with others, as well as assets that are and/or will be held by the Bank for the Company at any time, and the Bank any, at any time required in the opinion of the Bank to maintain its rights, based on its experience, as reasonable under the circumstances, notify the Company of the same in advance, withhold an asset as stated until the clearance of all of the amounts of money owed or that will be owed to the Bank from the Company and that are not yet cleared from the Secured Amounts. With regard to amounts that are not yet due to be paid, the Bank may operate its right under this section as stated above, only where there is a reasonable concern that the Company and/or the Debtors, as the case may be, will not meet their undertakings vis-à-vis the Bank.

c.	The Bank will have the right to prevent the Company from withdrawing credit balances that are available thereto in any account, whether the account is registered in the name of the Company alone or in the name of the Company together with others, as well as credit balances that are and/or will be in the possession of the Bank for the Company at any time, while the Company and/or the Debtors owe funds to the Bank and the Bank believes that the withdrawal of the aforesaid credit balances may harm the Bank’s rights.

d.	Without derogating from the above, the Bank may offset, at any time, any credit balance of the Company (as set forth in Section 11.3 above) against the Secured Amounts whose payment dates have elapsed, including following the calling for immediate repayment, and the credit balance will be used for the clearance of the Secured Amounts. The Bank will make an attempt, insofar as reasonable under the circumstances, to notify the Company of the same in advance. In order to execute the above, the Bank may take all of the legal or other measures as the Bank shall deem fit under the circumstances.

Additionally, the Bank may redeem deposits of the Company that have not yet matured while offsetting them against the Secured Amounts whose payment dates have elapsed, including following calling for immediate repayment in accordance with the terms of any agreement between the Company and the Bank. The Company is aware that in such a case, adverse changes may occur to the Company regarding its rights for the same deposit, such as for loss of interest and loss of a right to grants and the Company will not have any claim against the Bank in this regard.

12.

a.	Any amount of money that is cleared for the Bank on account of credit and/or an amount that the Bank charges the Account of the Company and/or the Debtors for credit, will be charged for the credit of the Credit Account with the following order of priorities: first for the clearance of the expenses incurred as a result of the exercise of this pledge, and thereafter for the clearance of the other expenses, bank charges, and interest that are owed to the Bank, including additional amounts following linkage of the interest, and subsequently for clearance on account of the principal of the credit for amounts that are due to be paid, including additional amounts for linkage of the principal of the credit.

b.	Subject to subsection a above, the Bank may, at any time, at its discretion:

1.	Charge any account of the Company for any amount owed from the Company and/or the Debtors to the Bank.

2.	If necessary, transfer any amount provided for the benefit of the Company in any account, to any other account.

13.	Considering that the amounts owed and that will be owed to the Bank from the Company and/or the Debtors on account of the Secured Amounts may be both in Israeli currency or in foreign currency, it is hereby declared and agreed that the Bank and the Receiver - as the case may be - may convert Israeli currency that is provided to them to foreign currency required for the full or partial clearance of the Secured Amount owed to the Bank in foreign currency, and convert foreign currency provided to them to Israeli currency, in accordance with the maximum rate for transfers and assignments existing at the Bank upon the purchaser, which is required for the clearance of any amount, or to sell any foreign currency of the Customer in accordance with the minimum rate for transfers and assignments existing at the Bank upon the sale, and to use the consideration from the sale for the purchase of a different foreign currency at which the credit is provided, which will be required for the clearance of any amount. Any purchase or sale as stated will be made (if any) from the amounts in foreign currency or amounts in Israeli currency that are available at the Bank for the benefit of the Company and/or the Debtors, or that are received from the collateral.

14.	a.	In each of the cases granting the Bank a right to call the Secured Amounts for immediate repayment, based on any document signed and/or that will be signed by the Company and/or the Debtors, the Bank may use any means that it deems fit, subject to any law, in order to collect all of the Secured Amounts, exercise the collateral in any manner permitted by law and exercise all of its rights under this Debenture, including the exercise of the Pledged Property, in whole or in part, and use the redemption thereof to clear the Secured Amounts, without the Bank being required to exercise guarantees or other collateral, if any exists at the Bank. Additionally, the Bank may take, at the Bank’s discretion, any remedy allocated and/or granted to the Bank under any agreement or law, including enforcement or termination, in whole or in part, of any agreement between the Bank and the Company and/or the Debtors and/or the receipt of damages from the Company and/or the Debtors.

For the avoidance of doubt, it is clarified that the immediate repayment of the Secured Amounts will be made in accordance with the agreements signed by the Company and the Bank.

b.	In addition to the provisions of subsection (a) above, the Company will pay the Bank, as liquidated damages assessed in advance, for any loss or damage incurred to the Bank as a result of calling from immediate repayment - an amount equal to the total of all of the amounts that the Bank typically collects as early repayment, as may be customary from time to time at the Bank, or an amount that the Bank is permitted to collect as an early repayment fee under law and/or based on the instructions of Bank of Israel, whichever is higher.

c.	Any receiver and/or special manager and/or business manager and/or liquidator and/or trustee appointed at the request of the Bank, in cases as stated in Section 14(a) above, may, inter alia, and subject to the approval of the court, Execution Bureau, or any other competent authority:

(1)	Take possession of the Pledged Property, in whole or in part.

(2)	Manage the business of the Company or participate in its conduct as it deems fit.

(3)	Sell or lease and/or agree to sell or lease the Pledged Property in whole or in part or transfer it in any other manner under the conditions as it sees fit.

(4)	Make any other arrangement regarding the Pledged Property, in whole or in part.

15.	All of the income received by the Receiver and the manager from the Pledged Property and any consideration received by the Bank and/or by the Receiver and the manager from the sale of the Pledged Property or part thereof will be charged:

a.	First for the clearance of all of the expenses incurred in connection with the collection of the Secured Amounts, including expenses of the Receiver or the Receiver and manager, and its fees in the rate determined by the Bank.

b.	Second, for the clearance of the additional amounts owed to the Bank following the terms of linkage, interest, damages, fees and expenses owed or that will be owed to the Bank under this Debenture.

c.	Third, to clear the principal of the Secured Amounts.

16.	In the case in which, upon the exercise of the Pledged Property, the payment date of the Secured Amounts has not yet elapsed, or the Secured Amounts will be owed to the Bank conditionally only, the Bank may collect, from the redemption of the exercise, an amount sufficient to cover the Secured Amounts, and the amount that will be collected will be pledged to the Bank to secure them, and will be held by the Bank until the clearance thereof.

The provision of the pledge under this deed will not derogate from or detract from the rights of the Bank and/or undertaking of the Company under other documents, of any kind, which were signed and/or will be signed by the Company vis-à-vis the Bank.

17.	Where either of the parties does not use, in a particular case, any of its rights under this Debenture, the same will not be considered to be a waiver on its part of the same rights, regarding the specific case, or regarding cases that occur subsequently. No waiver or settlement, including regarding the payment dates, will be valid unless provided in writing.

No waiver that the Bank provides to any party to a deed held by the Bank under this Debenture will impact the undertakings of the Company in any form or manner.

18.	Deleted.

19.	The Bank Records and its Accounts will serve as admissible evidence against the Company for all of the details thereof, and inter alia, with respect to the calculation of the Secured Amounts, the details of the deeds and guarantees and the other securities, and any other matter related to this Debenture.

The term “Bank Records” shall mean - including any book, registrar, account statement, microfiche, copy or photocopy of an account statement, contract, letter of undertaking, deed, data card, index, spreadsheet, output, document or extract issued from computerized databases of the Bank or any electronic, electrical, optical or computerized means in which data is registered or stored, as well as any other means customary at the Bank for the registration or storage of data, and any other approved copy of a document or output as stated.

The term “Accounts” shall mean - any record or copy of a record, whether registered or copied in writing or by machine or recorded or copied by way of printing, duplication, photocopy, including microfiche or any technical electrical or electronic device, including as means of recorded accepted in the data processing industry or the electronic computers industry or any other means of recording or the presentation of words or literature or marking, as practiced and/or customary at the Bank.

20.	The Bank may, subject to the provisions of any law, transfer at any time its rights under this Debenture, or any part thereof, including the Secured Amounts, or grant its rights in full or in part to a third party, without the receipt of additional consent of the Company. Additionally, the transferee, subject to the provisions of any law, may also transfer all of the rights that are transferred thereto under this Debenture or any part thereof.

21.	The Bank may deposit the collateral provided or that will be provided under this Debenture or part thereof, with a guardian at its discretion, on account of the Debtors, and replace the guardian from time to time, such that the Bank may record the aforesaid collateral, in whole or in part, with any competent authority under any law.

22.	a.	The granting of this Debenture will not derogate from the right of the Bank to collect the Secured Amounts in a manner other than through the exercise of this Debenture.

b.	The exercise of this Debenture will not derogate from the right of the Bank to collect from the Company and/or the Debtors the balance of the Secured Amounts in a manner other than through the exercise of this Debenture.

23.	In this Debenture:

a.	“Bank” shall mean - Mizrahi Tefahot Bank Ltd. and any of its branches existing on the date of this Debenture and/or that is opened in any place in the future, as any party on behalf of the Bank or in its place.

b.	“Deeds” shall mean - promissory notes, bills of exchange, checks, undertakings, guarantees, securities, checks, bills of lading, bills of deposit and any other marketable documents.

c.	“Law” - as defined in the Interpretation Law, 1981, including any law, regulation, order, instruction, license, permit, standard, demand, or request of a government authority, including provisions, permits and instructions of Bank of Israel, all as applicable and will be in force from time to time.

d.	“environmental hazards” - hazards in the field of environmental protection, in the broadest accepted form of this term, including harm to the public health, related to the Company and/or the Pledged Property and including, without derogating from the generality of the above, air and atmospheric pollution, water pollution, including groundwater, ocean water, land pollution, noise, smell, ionizing and non-ionizing radiation, waste and hazardous materials. Additionally, hazards for which there are instructions and requirements in the framework of business licensing and construction planning, the instructions of local authorities, the Ministry for Environmental Protection, the Ministry of Energy and Water, including the Water Authority, Ministry of Health, Minister of Interior, and Planning and Construction Committees and/or any other relevant authority (hereinafter: the “Relevant Authorities”).

e.	The preamble to this Debenture constitutes an integral part hereof.

f.	Where this Debenture is signed by two or more, the signing parties will be jointly and severally liable for the fulfillment of all of the undertakings under the Debenture.

g.	The “Base Index” - regarding the principal amount: the Consumer Price Index that is most recently published prior to the signing of the Debtors on this Debenture. Regarding any of the charges and expenses: the Consumer Price Index published most recently before the execution of the charge or payment of expenses by the Bank.

h.	The “New Index” - the Consumer Price Index published most recently before the actual payment date by the Debtors of any amount.

i.	The “Base Rate” - regarding the principal amount: the exchange rate on the date on which the Company signs this Debenture. Regarding any of the charges and expenses: the exchange rate on the date of the execution of the charge or payment of expenses by the Bank.

j.	The “New Rate” - the exchange rate on the actual payment date by the Company of any amount.

24.	Any notice that is sent by the Bank to the Company and/or the Debtors based on any address set forth in this Debenture or any other address of which the Company and/or the Debtors notifies and/or will provide notice, as the case may be, to the Bank in writing - will be considered to have been sent and received thereby on time in accordance with the ordinary mail arrangements, unless proven otherwise. A written declaration from the Bank will serve as admissible evidence regarding the time and delivery of the notice.

25.	The place of jurisdiction for the purpose of this Debenture is hereby determined to be a competent court of Israel.

26.	The law that shall apply to this document and its interpretation will be the Israeli law.

27.	Special conditions:
___________________________________________________________________
___________________________________________________________________
___________________________________________________________________

In witness whereof, the Company affixes its signature:

/s/ Itamar Medical Ltd.
The Company

Appendix A

to the Secured Debenture

			Asset Number	Description	Purchase Date	Activation Date	Sale Date	Consideration from Sale	Sale Code	Starting Cost	Grants	Offset 96	Changes	Total Cost	Depreciation Accrued at Start of Period	Depreciation Percentage	Depreciation for Period	Total Depreciation After Sales	Balance for Depreciation
Group:	0
			998		04/21/2009	04/21/2009				-	-	-		-	-	-	-	-	-
			1342		02/02/2017	02/02/2017					-	-	-	-	-	-	-	-	-
			1203		10/14/2014	10/14/2014				-	-	-		-	-	-	-	-	-
Total	Group:	0								-	-	-	-	-	-		-	-	-
Group:	1 - Office Equipment.
			1009	Bezeq International - Switchboard	06/01/2009	06/01/2009				61,349	-	-		61,349	61,349	15.00	-	61,349	-
			1274	TotalTech - Table	11/01/2015	11/01/2015				2,950	-	-		2,950	241	7.00	52	293	2,657
			987	StatiTech - Furniture	03/09/2009	03/09/2009				30,794	-	-		30,794	16,839	7.00	539	17,378	13,416
			988	Tami 4 - 3 units	03/12/2009	03/12/2009				7,766	-	-		7,766	7,766	15.00	-	7,766	-
			848	Conference Table	03/20/2007	03/20/2007				1,360	-	-		1,360	931	7.00	24	955	405
			1001	OGL - chairs	04/06/2009	04/06/2009				5,538	-	-		5,538	2,999	7.00	97	3,096	2,442
			1020	Bezeq International - Switchboard	10/01/2009	10/01/2009				8,620	-	-		8,620	8,620	15.00	-	8,620	-
			1008	Switchboard cancellation (932-934)	01/01/2009	01/01/2009				(70,044)	-	-		(70,044)	(70,044)	15.00	-	(70,044)	-
			986	Lior Shemer - Furniture	02/23/2009	02/23/2009				61,836	-	-		61,836	33,984	7.00	1,082	35,066	26,770
			1012	Alon & Sons Curtains	07/26/2009	07/26/2009				6,575	-	-		6,575	3,421	7.00	115	3,536	3,039
			1013	Fair Service-Air Conditioner	08/18/2009	08/18/2009				12,835	-	-		12,835	12,835	15.00	-	12,835	-
			1019	Fair Service-Air Conditioner	10/01/2009	10/01/2009				1,150	-	-		1,150	1,150	15.00	-	1,150	-
			1254	Y. Pepper-Coffee Machine	07/08/2015	07/08/2015				37,800	-	-		37,800	8,398	15.00	1,418	9,816	27,984
			1002	Paltechnics - chairs	04/22/2009	04/22/2009				14,280	-	-		14,280	7,689	7.00	250	7,938	6,342
			979	Odelia - 2 Minibars	01/11/2009	01/11/2009				1,330	-	-		1,330	1,330	15.00	-	1,330	-
			870	Ikea - chair	09/04/2007	09/04/2007				2,048	-	-		2,048	1,337	7.00	36	1,372	675
			953	StatiTech - Microwave	10/01/2008	10/01/2008				7,695	-	-		7,695	7,695	15.00	-	7,695	-
			863	OfficeDepot - Cabinet	06/18/2007	06/18/2007				1,585	-	-		1,585	1,058	7.00	28	1,086	499
			861	Paltechnics - 9 chairs	07/08/2007	07/08/2007				10,818	-	-		10,818	7,180	7.00	189	7,369	3,449
			1299	Strauss Tami 4 water bar	05/09/2016	05/09/2016				3,662	-	-		3,662	236	10.00	92	328	3,334
			1275	Lior Shemer - Furniture	11/09/2015	11/09/2015				13,132	-	-		13,132	902	6.00	197	1,099	12,033
			1291	Entry Sign	02/10/2016	02/10/2016				12,500	-	-		12,500	1,114	10.00	313	1,426	11,074
			1276	Ikea-Sofas	11/23/2015	11/23/2015				3,970	-	-		3,970	263	6.00	60	323	3,647
			980	Bar Chairs - 10 chairs	01/12/2009	01/12/2009				2,900	-	-		2,900	1,618	7.00	51	1,669	1,231
			981	Keter Plastic - chairs	01/31/2009	01/31/2009				4,104	-	-		4,104	2,289	7.00	72	2,361	1,743
			983	Pinchas - Dishwasher	01/15/2009	01/15/2009				4,000	-	-		4,000	4,000	15.00	-	4,000	-
			984	Sinal	01/21/2009	01/21/2009				4,450	-	-		4,450	4,450	15.00	-	4,450	-
			985	Bezeq International - Switchboard	02/11/2009	02/11/2009				13,928	-	-		13,928	13,928	15.00	-	13,928	-
			1044	New Office-chairs	08/23/2010	08/23/2010				9,083	-	-		9,083	4,042	7.00	159	4,201	4,882
			860	Paltechnics - chair	07/08/2007	07/08/2007				1,202	-	-		1,202	798	7.00	21	819	383
			1225	New Office-15 chairs	01/29/2015	01/29/2015				9,916	-	-		9,916	1,336	7.00	174	1,510	8,406
			1163	Lior Shemer - Furniture	03/11/2014	03/11/2014				8,005	-	-		8,005	1,573	7.00	140	1,713	6,292
			1156	Lior Shemer - Furniture	11/18/2013	11/18/2013				7,255	-	-		7,255	1,584	7.00	127	1,711	5,544
			1178	Titanus-projector	07/21/2014	07/21/2014				2,224	-	-		2,224	816	15.00	83	899	1,324
			1189	Getter-lab table	08/27/2014	08/27/2014				12,372	-	-		12,372	2,032	7.00	217	2,249	10,123
			1121	New Office-chairs	06/13/2012	06/13/2012				7,448	-	-		7,448	2,372	7.00	130	2,503	4,946
			1205	ArtCore - production furnace	08/05/2014	10/01/2014				38,000	-	-		38,000	12,825	15.00	1,425	14,250	23,750
			1120	Doortech - lockers	06/12/2012	06/12/2012				9,132	-	-		9,132	2,910	7.00	160	3,070	6,062
			1119	Keter Plastic - chairs	06/07/2012	06/07/2012				3,360	-	-		3,360	1,074	7.00	59	1,133	2,227
			1118	El Av Dehumidifier (for compressor)	06/03/2012	06/03/2012				6,000	-	-		6,000	4,120	15.00	225	4,345	1,655
			1117	StatiTech - lab tables	05/16/2012	05/16/2012				20,034	-	-		20,034	6,488	7.00	351	6,839	13,196
			1114	Ranim - dishwasher	05/22/2012	05/22/2012				10,250	-	-		10,250	5,038	10.00	256	5,294	4,956
			1113	Ikea-dining room chairs	05/16/2012	05/16/2012				3,349	-	-		3,349	1,085	7.00	59	1,143	2,206
			1024	Hermonit-air conditioner	01/10/2010	01/10/2010				28,900	-	-		28,900	28,900	15.00	-	28,900	-
			1106	StatiTech-2 carts	01/01/2012	01/01/2012				1,990	-	-		1,990	1,493	15.00	75	1,567	423
			935	MZG - shredder	09/19/2008	09/19/2008				2,250	-	-		2,250	1,864	10.00	56	1,920	330
			1101	OGL - 12 chairs	11/15/2011	11/15/2011				11,880	-	-		11,880	4,264	7.00	208	4,472	7,408
			1097	OGL-chairs	10/10/2011	10/10/2011				12,608	-	-		12,608	4,612	7.00	221	4,833	7,775
			1	4 Telephone lines	03/23/1997	03/23/1997				2,153	-	-		2,153	2,153	10.00	-	2,153	-
			1085	Lior Shemer - Furniture	06/20/2011	06/20/2011				11,260	-	-		11,260	4,359	7.00	197	4,556	6,704
			729	Server (Bezeq Intl.)	05/20/2005	05/20/2005				6,925	-	-		6,925	6,925	15.00	-	6,925	-
			726	Wireless headset system with boom	06/16/2005	06/16/2005				2,051	-	-		2,051	2,051	15.00	-	2,051	-
			725	Call Router	03/31/2005	03/31/2005				6,297	-	-		6,297	6,297	15.00	-	6,297	-
			713	Additions to Alarm System	01/01/2005	01/01/2005				1,714	-	-		1,714	1,714	15.00	-	1,714	-
			792	22 Keren high backed chairs	07/03/2006	07/03/2006				8,973	-	-		8,973	6,592	7.00	157	6,749	2,224
			793	Chair Upholstery	07/26/2006	07/26/2006				14,841	-	-		14,841	10,838	7.00	260	11,098	3,743
			809	Paper Shredder	09/12/2006	09/12/2006				4,000	-	-		4,000	4,000	10.00	-	4,000	-
			810	2 Chairs	10/23/2006	10/23/2006				1,634	-	-		1,634	1,166	7.00	29	1,194	440
			814	Warehouse Carts	12/17/2006	12/17/2006				11,866	-	-		11,866	11,866	10.00	-	11,866	-
			1110	StatiTech - lab tables	02/19/2012	02/19/2012				10,550	-	-		10,550	3,593	7.00	185	3,777	6,773
Group:	1 - Office Equipment.
			60	Digital Camera	07/09/2000	07/09/2000				1,572	-	-		1,572	1,572	15.00	-	1,572	-
			934	Bezeq Intl. - Switchboard	08/31/2008	08/31/2008				5,711	-	-		5,711	5,711	15.00	-	5,711	-
			34	Projector	01/14/1999	01/14/1999				17,562	-	-		17,562	17,562	15.00	-	17,562	-
			35	Sony Battery	01/27/1999	01/27/1999				1,629	-	-		1,629	1,629	15.00	-	1,629	-
			38	Tal Mir Equipment	03/15/1999	03/15/1999				56	-	-		56	56	10.00	-	56	-
			39	Differences	04/30/1999	04/30/1999				33	-	-		33	33	10.00	-	33	-
			44	Multi-compartment rack	07/29/1999	07/29/1999				2,136	-	-		2,136	2,136	7.00	-	2,136	-
			45	Cabinet	08/02/1999	08/02/1999				2,166	-	-		2,166	2,166	7.00	-	2,166	-
			89	Compressor	03/18/2003	03/18/2003				2,664	-	-		2,664	2,664	10.00	-	2,664	-
			50	Employee Chair	12/01/1999	12/01/1999				5,276	-	-		5,276	5,276	7.00	-	5,276	-
			25	Paper Shredder	10/13/1998	10/13/1998				1,950	-	-		1,950	1,950	15.00	-	1,950	(0)
			67	Business Card Scanner	10/30/2000	10/30/2000				2,256	-	-		2,256	2,256	15.00	-	2,256	-
			84	4000t HP toner	09/16/2001	09/16/2001				1,140	-	-		1,140	1,140	10.00	-	1,140	-
			85	Hermon Asher - Storage Equipment	02/10/2002	02/10/2002				1,761	-	-		1,761	1,761	10.00	-	1,761	-
			1325	ALM Office Refrigerator	10/06/2016	10/06/2016				2,223	-	-		2,223	53	10.00	56	108	2,115
			86	Cabinet	04/14/2002	04/14/2002				2,221	-	-		2,221	2,221	7.00	-	2,221	-
			87	2 wooden filing cabinets	10/21/2002	10/21/2002				2,500	-	-		2,500	2,484	7.00	16	2,500	-
			1322	Sayag Carpentry - Conference Room Furniture	10/19/2016	10/19/2016				16,000	-	-		16,000	323	10.00	400	723	15,277
			88	Pioneer DVD	02/19/2003	02/19/2003				1,686	-	-		1,686	1,686	15.00	-	1,686	-
			46	Multi-compartment rack	08/05/1999	08/05/1999				618	-	-		618	618	7.00	-	618	-
			14	5 Chairs	08/03/1998	08/03/1998				6,638	-	-		6,638	6,638	7.00	-	6,638	-
			2	Spiral Machine	04/05/1997	04/05/1997				679	-	-		679	679	10.00	-	679	-
			3	Table and Cabinet	05/14/1997	05/14/1997				2,722	-	-		2,722	2,722	7.00	-	2,722	-
			4	Answering Machine	06/03/1997	06/03/1997				184	-	-		184	184	15.00	-	184	-
			5	Overhead Projector	07/02/1997	07/02/1997				1,499	-	-		1,499	1,499	15.00	-	1,499	-
			6	Voice Memo	10/06/1997	10/06/1997				279	-	-		279	279	15.00	-	279	-
			9	Communications Equipment	07/29/1998	07/29/1998				685	-	-		685	685	10.00	-	685	-
			10	Locks	07/30/1998	07/30/1998				513	-	-		513	513	10.00	-	513	-
			11	2 Tables	08/03/1998	08/03/1998				4,360	-	-		4,360	4,360	7.00	-	4,360	-
			29	Idan Furniture	12/08/1998	12/08/1998				3,490	-	-		3,490	3,490	7.00	-	3,490	-
			13	2 Drawers	08/03/1998	08/03/1998				2,152	-	-		2,152	2,152	7.00	-	2,152	-
			26	Office Furniture	10/14/1998	10/14/1998				20,240	-	-		20,240	20,240	7.00	-	20,240	-
			15	3 Drawers	08/03/1998	08/03/1998				5,592	-	-		5,592	5,592	7.00	-	5,592	-
			16	3 filing cabinets	08/03/1998	08/03/1998				2,984	-	-		2,984	2,984	7.00	-	2,984	-
			17	Communications Equipment	08/31/1998	08/31/1998				650	-	-		650	650	10.00	-	650	-
			19	Fax	09/17/1998	09/17/1998				3,580	-	-		3,580	3,580	15.00	-	3,580	-
			1346	2 Strauss water devices	02/22/2017	02/22/2017					-	-	5,908	5,908	-	10.00	62	62	5,846
			20	Wicker Furniture	09/17/1998	09/17/1998				2,240	-	-		2,240	2,240	15.00	-	2,240	-
			21	Aluminum Board	09/27/1998	09/27/1998				400	-	-		400	400	10.00	-	400	-
			31	Supplement to wicker furniture account	12/09/1998	12/09/1998				453	-	-		453	453	7.00	-	453	-
			12	2 Computer Tables	08/03/1998	08/03/1998				2,163	-	-		2,163	2,163	7.00	-	2,163	-
			903	OfficeDepot - All-in-One machine	01/17/2008	01/17/2008				755	-	-		755	755	15.00	-	755	-
			916	Crystal - Freezer	06/26/2008	06/26/2008				1,463	-	-		1,463	1,463	15.00	-	1,463	-
			931	Guy 2 - Trolley/Cart	07/14/2008	07/14/2008				1,070	-	-		1,070	906	10.00	27	933	138
			1313	Office curtains	09/12/2016	09/12/2016				5,295	-	-		5,295	96	6.00	79	176	5,119
			1314	10 chairs - New Office	09/27/2016	09/27/2016				6,397	-	-		6,397	100	6.00	96	196	6,200
			915	3 - DataSafe IP cameras	04/01/2008	04/01/2008				3,717	-	-		3,717	3,717	15.00	-	3,717	-
			99	Air Conditioner	12/13/2004	12/13/2004				6,330	-	-		6,330	6,330	15.00	-	6,330	-
			98	Telephone Switchboard Adapter (Pele)	03/23/2004	03/23/2004				1,300	-	-		1,300	1,300	10.00	-	1,300	-
			97	2 Chairs	01/01/2004	01/01/2004				1,640	-	-		1,640	1,492	7.00	29	1,521	119
			96	Toshiba Projector	01/01/2004	01/01/2004				4,852	-	-		4,852	4,852	10.00	-	4,852	-
			28	Brass Plaque	12/07/1998	12/07/1998				6,704	-	-		6,704	6,704	7.00	-	6,704	-
			93	Cellphone (for Leon)	09/22/2003	09/22/2003				1,603	-	-		1,603	1,603	10.00	-	1,603	-
			932	Bezeq Intl. - Switchboard	08/31/2008	08/31/2008				20,475	-	-		20,475	20,475	15.00	-	20,475	-
			90	Timeclock	04/28/2003	04/28/2003				3,208	-	-		3,208	3,208	15.00	-	3,208	-
			92	Shelves	08/05/2003	08/05/2003				3,357	-	-		3,357	3,150	7.00	59	3,209	148
			933	Bezeq Intl. - Switchboard	08/31/2008	08/31/2008				43,858	-	-		43,858	43,858	15.00	-	43,858	-
Total	Group:	1 - Office Equipment.								801,142	-	-	5,908	807,049	509,168		10,406	519,574	287,476
Group:	2 - R&D equipment
			1134	Wolfson Silicone-containers	02/25/2013	02/25/2013				6,300	-	-		6,300	3,634	15.00	236	3,870	2,430
			867	Gelman - TOP PATE SPONGE	08/31/2007	08/31/2007				850	-	-		850	850	15.00	-	850	-
			865	RMS Multimeter - RDT	07/22/2007	07/22/2007				3,340	-	-		3,340	3,340	15.00	-	3,340	-
			227	Memory+Disc	04/05/2001	04/05/2001				5,915	-	-		5,915	5,915	33.00	-	5,915	-
			222	Segem Hub	03/22/2001	03/22/2001				1,150	-	-		1,150	1,150	33.00	-	1,150	-
			223	Segem DVD burner	03/26/2001	03/26/2001				2,636	-	-		2,636	2,636	33.00	-	2,636	-
			221	DVD Media L	03/05/2001	03/05/2001				7,750	-	-		7,750	7,750	33.00	-	7,750	-
			224	Segem Disc	03/28/2001	03/28/2001				863	-	-		863	863	33.00	-	863	-
			225	Segem Keyboard	03/29/2001	03/29/2001				213	-	-		213	213	33.00	-	213	-
			873	PROTECTRVE	10/01/2007	10/01/2007				1,494	-	-		1,494	1,494	15.00	-	1,494	-
			228	Omnitech cellular battery	04/15/2001	04/15/2001				2,207	-	-		2,207	2,207	33.00	-	2,207	-
			232	700/80A CDR - NCR Mitwu	06/27/2001	06/27/2001				1,380	-	-		1,380	1,380	15.00	-	1,380	-
			230	Storage Box	05/31/2001	05/31/2001				310	-	-		310	310	7.00	-	310	-
			868	Gelman - Cutting Device Mechanism	08/31/2007	08/31/2007				1,360	-	-		1,360	1,360	15.00	-	1,360	-
			231	Arrow Rapak	06/19/2001	06/19/2001				242	-	-		242	242	15.00	-	242	-
			220	Burner	02/26/2001	02/26/2001				2,250	-	-		2,250	2,250	33.00	-	2,250	-
			209	19” Screen	08/28/2000	08/28/2000				2,335	-	-		2,335	2,335	33.00	-	2,335	-
			233	D-ROM*52 Drive +I9510 Burner	07/08/2001	07/08/2001				623	-	-		623	623	15.00	-	623	-
			234	Computer	07/31/2001	07/31/2001				5,909	-	-		5,909	5,909	33.00	-	5,909	-
			872	Gelman - Label Machine Parts	07/30/2007	07/30/2007				20,088	-	-		20,088	20,088	15.00	-	20,088	-
			229	Omnitech Memory	04/17/2001	04/17/2001				421	-	-		421	421	33.00	-	421	-
			203	MATLAB	05/17/2000	05/17/2000				31,050	-	-		31,050	31,050	15.00	-	31,050	-
			193	PC/W95 Computer	10/19/1999	10/19/1999				11,432	-	-		11,432	11,432	33.00	-	11,432	-
			881	Oil-less filter and heads	11/09/2007	11/09/2007				4,790	-	-		4,790	4,790	15.00	-	4,790	-
			194	SGM UITIMATE	12/14/1999	12/14/1999				17,664	-	-		17,664	17,664	15.00	-	17,664	-
			1157	Erentel Elect. - ED test device	12/29/2013	12/29/2013				37,392	-	-		37,392	16,872	15.00	1,402	18,274	19,118
			879	REWORK PRESSURE	11/04/2007	11/04/2007				1,400	-	-		1,400	1,400	15.00	-	1,400	-
			213	4 Aluminum Containers	11/30/2000	11/30/2000				31,569	-	-		31,569	31,569	15.00	-	31,569	-
			214	Container	11/30/2000	11/30/2000				12,300	-	-		12,300	12,300	15.00	-	12,300	-
			199	Matlab-Omicron	02/13/2000	02/13/2000				9,144	-	-		9,144	9,144	15.00	-	9,144	-
			200	Express-Systems	02/29/2000	02/29/2000				87,046	-	-		87,046	87,046	15.00	-	87,046	-
			210	UPS	08/31/2000	08/31/2000				4,212	-	-		4,212	4,212	33.00	-	4,212	-
			202	3 Computers	04/12/2000	04/12/2000				14,904	-	-		14,904	14,904	33.00	-	14,904	-
			219	UPS	02/25/2001	02/25/2001				4,085	-	-		4,085	4,085	33.00	-	4,085	-
			204	Mobile Computer	05/24/2000	05/24/2000				9,889	-	-		9,889	9,889	33.00	-	9,889	-
			205	Aluminum Containers	05/31/2000	05/31/2000				33,036	-	-		33,036	33,036	15.00	-	33,036	-
			207	Aluminum Containers	07/31/2000	07/31/2000				13,464	-	-		13,464	13,464	15.00	-	13,464	-
			905	Gelman Industries - Clamp	03/19/2008	03/19/2008				3,700	-	-		3,700	3,700	15.00	-	3,700	-
			876	REWORK STATION	10/01/2007	10/01/2007				999	-	-		999	999	15.00	-	999	-
			1109	Omnetics - Containers	02/13/2012	02/13/2012				22,278	-	-		22,278	16,315	15.00	835	17,150	5,128
			1142	Wolfson Silicone	04/17/2013	04/17/2013				2,500	-	-		2,500	1,390	15.00	94	1,483	1,017
			1140	Wolfson Silicone-containers	04/01/2013	04/01/2013				1,900	-	-		1,900	1,069	15.00	71	1,140	760
			1139	Wolfson Silicone-containers	04/01/2013	04/01/2013				2,500	-	-		2,500	1,406	15.00	94	1,500	1,000
			218	Hub+Memory	02/22/2001	02/22/2001				1,032	-	-		1,032	1,032	33.00	-	1,032	-
			201	Mobile Computer	04/12/2000	04/12/2000				14,716	-	-		14,716	14,716	33.00	-	14,716	-
			1035	Avdor-Solder	04/25/2010	04/25/2010				1,305	-	-		1,305	1,305	15.00	-	1,305	-
			238	Backup tape and cleaning tape	12/12/2001	12/12/2001				3,006	-	-		3,006	3,006	33.00	-	3,006	-
			778	3 Presentation Bases	05/22/2006	05/22/2006				5,122	-	-		5,122	5,122	15.00	-	5,122	-
			714	Compressor & Air Dehumidifier	02/27/2005	02/27/2005				9,675	-	-		9,675	9,675	15.00	-	9,675	-
			970	OBT Global	10/01/2008	10/01/2008				29,414	-	-		29,414	29,414	15.00	-	29,414	-
			971	OBT Global	10/01/2008	10/01/2008				3,763	-	-		3,763	3,763	15.00	-	3,763	-
			972	IPU - Containers	10/01/2008	10/01/2008				12,818	-	-		12,818	12,818	15.00	-	12,818	-
			973	IPU - Containers	10/01/2008	10/01/2008				30,124	-	-		30,124	30,124	15.00	-	30,124	-
			1051	Tel Mir-Anchor	09/15/2010	09/15/2010				1,162	-	-		1,162	1,097	15.00	44	1,141	21
			974	Bina Industries - Containers	10/31/2008	10/31/2008				9,825	-	-		9,825	9,825	15.00	-	9,825	-
			846	Chipsets	03/27/2007	03/27/2007				1,467	-	-		1,467	1,467	15.00	-	1,467	-
			1045	Horizon Elec.-Power Supply	07/25/2010	07/25/2010				2,094	-	-		2,094	2,094	33.00	-	2,094	-
			769	FUNCTION GENERATOR	03/01/2006	03/01/2006				5,453	-	-		5,453	5,453	15.00	-	5,453	-
			829	Printer	02/27/2007	02/27/2007				2,932	-	-		2,932	2,932	33.00	-	2,932	-
			904	Bina Industries	01/30/2008	01/30/2008				10,938	-	-		10,938	10,938	15.00	-	10,938	-
Group:	2 - R&D equipment
			837	Laboratory Equipment - Thimbles	01/30/2007	01/30/2007				1,272	-	-		1,272	1,272	15.00	-	1,272	-
			1006	Classi-Tech Containers	04/01/2009	04/01/2009				23,414	-	-		23,414	23,414	15.00	-	23,414	-
			842	Basic R&D Plate	04/11/2007	04/11/2007				1,033	-	-		1,033	1,033	15.00	-	1,033	-
			843	Digital Meter	02/01/2007	02/01/2007				5,854	-	-		5,854	5,854	15.00	-	5,854	-
			844	Lab Table	03/28/2007	03/28/2007				1,171	-	-		1,171	1,171	15.00	-	1,171	-
			192	Pentium	10/17/1999	10/17/1999				17,891	-	-		17,891	17,891	33.00	-	17,891	-
			854	Lab Equipment	06/10/2007	06/10/2007				2,753	-	-		2,753	2,753	15.00	-	2,753	-
			206	Silicone Containers	06/27/2000	06/27/2000				2,020	-	-		2,020	2,020	15.00	-	2,020	-
			811	Oscilloscope	12/14/2006	12/14/2006				9,117	-	-		9,117	9,117	15.00	-	9,117	-
			1103	Omnetics-NRE Containers	12/01/2011	12/01/2011				40,206	-	-		40,206	40,206	33.00	-	40,206	-
			236	Color Heads & CDR	10/22/2001	10/22/2001				1,705	-	-		1,705	1,705	33.00	-	1,705	-
			882	Tools	11/29/2007	11/29/2007				1,163	-	-		1,163	1,163	15.00	-	1,163	-
			884	Replacement of Oil-Free Head	11/29/2007	11/29/2007				2,400	-	-		2,400	2,400	15.00	-	2,400	-
			237	Rubber Container	11/30/2001	11/30/2001				3,211	-	-		3,211	3,211	10.00	-	3,211	-
			923	Polycrystalline - Model	04/01/2008	04/01/2008				11,500	-	-		11,500	11,500	15.00	-	11,500	-
			853	Lab Equipment	05/21/2007	05/21/2007				4,603	-	-		4,603	4,603	15.00	-	4,603	-
			1108	OBT - Containers	11/23/2011	01/01/2012				11,012	-	-		11,012	8,259	15.00	413	8,672	2,340
			240	MSDN	02/12/2002	02/12/2002				10,921	-	-		10,921	10,921	15.00	-	10,921	-
			963	Classi-Tech Containers	10/01/2008	10/01/2008				32,939	-	-		32,939	32,939	15.00	-	32,939	-
			969	OBT Global	10/01/2008	10/01/2008				39,218	-	-		39,218	39,218	15.00	-	39,218	-
			242	Drawers	05/23/2002	05/23/2002				4,626	-	-		4,626	4,626	7.00	-	4,626	-
			235	Palm Computer	09/09/2001	09/09/2001				3,019	-	-		3,019	3,019	33.00	-	3,019	-
			243	VOLTMETER	07/24/2003	07/24/2003				1,119	-	-		1,119	1,119	15.00	-	1,119	-
			964	Classi-Tech	10/01/2008	10/01/2008				1,165	-	-		1,165	1,165	15.00	-	1,165	-
			965	Classi-Tech	10/01/2008	10/01/2008				4,239	-	-		4,239	4,239	15.00	-	4,239	-
			244	Tooling Panel Equipment	10/30/2003	10/30/2003				3,378	-	-		3,378	3,378	15.00	-	3,378	-
			966	Classi-Tech	10/01/2008	10/01/2008				1,042	-	-		1,042	1,042	15.00	-	1,042	-
			1096	Thorlabs-spectrometer	09/02/2011	09/02/2011				6,969	-	-		6,969	6,969	33.00	-	6,969	-
			1095	Omnetics - Containers	07/21/2011	07/21/2011				16,011	-	-		16,011	16,011	33.00	-	16,011	-
			1092	StatiTech-2 carts	08/18/2011	08/18/2011				2,290	-	-		2,290	1,845	15.00	86	1,931	359
			967	Classi-Tech	10/01/2008	10/01/2008				12,074	-	-		12,074	12,074	15.00	-	12,074	-
			968	OBT Global	10/01/2008	10/01/2008				29,414	-	-		29,414	29,414	15.00	-	29,414	-
			241	MATLAB-Lab Equipment	04/14/2002	04/14/2002				5,724	-	-		5,724	5,724	15.00	-	5,724	-
			110	Equipment for Ichilov	09/28/1997	09/28/1997				312	-	-		312	312	15.00	-	312	-
			104	TelSys	05/01/1997	05/01/1997				17,862	-	-		17,862	17,862	15.00	-	17,862	-
			1270	Geva Control-Machine parts	10/01/2015	12/01/2016				4,347	-	-		4,347	54	15.00	163	217	4,129
			105	Universal Burner	05/14/1997	05/14/1997				4,999	-	-		4,999	4,999	15.00	-	4,999	-
			106	Apex Computer	05/25/1997	05/25/1997				408	-	-		408	408	33.00	-	408	-
			157	Lab	02/11/1999	02/11/1999				8,391	-	-		8,391	8,391	33.00	-	8,391	-
			156	2 Computers	02/09/1999	02/09/1999				11,148	-	-		11,148	11,148	33.00	-	11,148	-
			1233	MMD Machining Ltd.	02/11/2015	12/01/2016				4,162	-	-		4,162	52	15.00	156	208	3,954
			109	Apex Computer	09/25/1997	09/25/1997				5,792	-	-		5,792	5,792	33.00	-	5,792	-
			158	Computing System	02/18/1999	02/18/1999				11,353	-	-		11,353	11,353	33.00	-	11,353	-
			111	Printer	10/27/1997	10/27/1997				2,662	-	-		2,662	2,662	33.00	-	2,662	-
			112	ZIP DRIVE + Cable	12/01/1997	12/01/1997				690	-	-		690	690	33.00	-	690	-
			127	Dr. Gal Computer	05/15/1998	05/15/1998				11,477	-	-		11,477	11,477	33.00	-	11,477	-
			155	Drivers	02/07/1999	02/07/1999				5,308	-	-		5,308	5,308	33.00	-	5,308	-
			1244	Weight Scales-2 Counting scales	04/13/2015	04/13/2015				2,200	-	-		2,200	567	15.00	83	649	1,551
			1245	Geva Control	04/19/2015	12/01/2016				1,840	-	-		1,840	23	15.00	69	92	1,748
			1246	QuickScan-Weight Balance	05/14/2015	05/14/2015				3,662	-	-		3,662	1,972	33.00	302	2,274	1,388
			107	Apex Computer	06/22/1997	06/22/1997				4,778	-	-		4,778	4,778	33.00	-	4,778	-
			159	Printer	02/23/1999	02/23/1999				1,270	-	-		1,270	1,270	33.00	-	1,270	-
			1263	OBT	08/25/2015	08/25/2015				18,382	-	-		18,382	3,728	15.00	689	4,418	13,964
			1234	MMD Machining Ltd.	02/11/2015	12/01/2016				2,840	-	-		2,840	36	15.00	107	142	2,698
			1282	MMD Machining Ltd.-Machine	12/03/2015	12/03/2015				4,150	-	-		4,150	-	-	-	-	4,150
			1281	CPC-Tooling	12/01/2015	12/01/2015				18,473	-	-		18,473	6,604	33.00	1,524	8,128	10,345
			128	RealTech	05/20/1998	05/20/1998				2,770	-	-		2,770	2,770	15.00	-	2,770	-
			136	Sphygmomanometer	07/21/1998	07/21/1998				101	-	-		101	101	10.00	-	101	-
			137	Technological equipment	07/21/1998	07/21/1998				19,014	-	-		19,014	19,014	15.00	-	19,014	-
			1271	Silicone Cast	10/01/2015	10/01/2015				4,800	-	-		4,800	900	15.00	180	1,080	3,720
Group:	2 - R&D equipment
			160	Computer	02/23/1999	02/23/1999				4,725	-	-		4,725	4,725	33.00	-	4,725	-
			140	Computer Peripherals	08/06/1998	08/06/1998				42,298	-	-		42,298	42,298	33.00	-	42,298	-
			1238	AllTest - ED test device	03/01/2015	03/01/2015				8,338	-	-		8,338	5,044	33.00	688	5,732	2,606
			138	Equipment	07/22/1998	07/22/1998				675	-	-		675	675	15.00	-	675	-
			103	Computer (half)+Communication Card	03/31/1997	03/31/1997				5,115	-	-		5,115	5,115	33.00	-	5,115	-
			1277	Digital Cut Or-Tools	10/29/2015	10/29/2015				16,650	-	-		16,650	3,457	15.00	624	4,082	12,568
			139	Equipment	07/22/1998	07/22/1998				216	-	-		216	216	15.00	-	216	-
			132	Modem+Network Card	07/09/1998	07/09/1998				9,532	-	-		9,532	9,532	33.00	-	9,532	-
			113	Stress Test Equipment	12/17/1997	12/17/1997				61,985	-	-		61,985	61,985	15.00	-	61,985	-
			1235	MMD Machining Ltd.	02/24/2015	12/01/2016				3,500	-	-		3,500	44	15.00	131	175	3,325
			144	Thimble Container Surcharge	09/29/1998	09/29/1998				12,497	-	-		12,497	12,497	10.00	-	12,497	-
			1247	Classi-Tech	05/17/2015	12/01/2016				20,196	-	-		20,196	252	15.00	757	1,010	19,186
			143	Thimble Container Surcharge	08/30/1998	08/30/1998				22,014	-	-		22,014	22,014	10.00	-	22,014	-
			120	Computer	03/10/1998	03/10/1998				5,450	-	-		5,450	5,450	33.00	-	5,450	-
			1304	M.R.C.	07/01/2016	07/01/2016				2,300	-	-		2,300	173	15.00	86	259	2,041
			1266	MMD Machining Ltd.	09/02/2015	09/02/2015				1,600	-	-		1,600	319	15.00	60	379	1,221
			121	Cabinets	03/15/1998	03/15/1998				506	-	-		506	506	7.00	-	506	-
			1256	Thorlabs	07/10/2015	12/01/2016				15,447	-	-		15,447	193	15.00	579	772	14,675
			150	Drive+Disc	01/07/1999	01/07/1999				1,377	-	-		1,377	1,377	33.00	-	1,377	-
			147	Account 592 exchange differentials 8/17	11/25/1998	11/25/1998				268	-	-		268	268	15.00	-	268	-
			119	Power Supply	03/10/1998	03/10/1998				1,350	-	-		1,350	1,350	15.00	-	1,350	-
			1259	Farnell Elect.	07/24/2015	07/24/2015				2,247	-	-		2,247	485	15.00	84	569	1,678
			146	Screwdriver kit	11/18/1998	11/18/1998				252	-	-		252	252	15.00	-	252	-
			122	Computer	05/01/1998	05/01/1998				4,389	-	-		4,389	4,389	33.00	-	4,389	-
			145	5 Part Container	10/30/1998	10/30/1998				15,938	-	-		15,938	15,938	15.00	-	15,938	-
			123	Mobile Computer	05/05/1998	05/05/1998				8,509	-	-		8,509	8,509	33.00	-	8,509	-
			1264	MMD Machining Ltd.	08/26/2015	12/01/2016				9,007	-	-		9,007	113	15.00	338	450	8,557
			1262	OBT	08/09/2015	08/09/2015				12,033	-	-		12,033	2,518	15.00	451	2,970	9,064
			1257	Thorlabs	07/13/2015	12/01/2016				2,292	-	-		2,292	29	15.00	86	115	2,177
			115	Apex Computer	01/08/1998	01/08/1998				5,685	-	-		5,685	5,685	33.00	-	5,685	-
			101	DAS 14002 Equipment	02/01/1997	02/01/1997				3,049	-	-		3,049	3,049	15.00	-	3,049	-
			125	Computer	05/13/1998	05/13/1998				8,451	-	-		8,451	8,451	33.00	-	8,451	-
			153	Contractor Container	01/17/1999	01/17/1999				64,992	-	-		64,992	64,992	15.00	-	64,992	-
			124	Medical device	05/12/1998	05/12/1998				97	-	-		97	97	15.00	-	97	-
			114	Apex Computer+Software	12/25/1997	12/25/1997				5,390	-	-		5,390	5,390	33.00	-	5,390	-
			141	Omnitech	08/10/1998	08/10/1998				8,139	-	-		8,139	8,139	10.00	-	8,139	-
			1297	M.M.D. - Handle	04/01/2016	04/01/2016				1,940	-	-		1,940	218	15.00	73	291	1,649
			148	Computer	12/31/1998	12/31/1998				7,204	-	-		7,204	7,204	33.00	-	7,204	-
			191	Pentium	10/01/1999	10/01/1999				6,664	-	-		6,664	6,664	33.00	-	6,664	-
			1248	Thorlabs	05/22/2015	12/01/2016				4,704	-	-		4,704	59	15.00	176	235	4,469
			208	Project 2000	08/09/2000	08/09/2000				5,384	-	-		5,384	5,384	15.00	-	5,384	-
			117	P-8A Reality MSDN	02/17/1998	02/17/1998				9,450	-	-		9,450	9,450	15.00	-	9,450	-
			142	Labs	08/17/1998	08/17/1998				6,260	-	-		6,260	6,260	10.00	-	6,260	-
			118	Multiple Zones	02/19/1998	02/19/1998				1,958	-	-		1,958	1,958	15.00	-	1,958	-
			1307	Rogel Engineers	08/07/2016	08/07/2016				8,210	-	-		8,210	493	15.00	308	801	7,409
			151	Computer	01/13/1999	01/13/1999				7,692	-	-		7,692	7,692	33.00	-	7,692	-
			1252	Constantines-15 Barcode Readers	06/01/2015	06/01/2015				4,950	-	-		4,950	2,586	33.00	408	2,995	1,955
			152	System Conversion	01/13/1999	01/13/1999				1,556	-	-		1,556	1,556	33.00	-	1,556	-
			1191	Exdron-Containers	07/22/2014	07/22/2014				3,164	-	-		3,164	1,160	15.00	119	1,279	1,886
			1182	Classi-Tech Containers	07/01/2014	07/01/2014				23,173	-	-		23,173	8,690	15.00	869	9,559	13,614
			179	Computers	07/13/1999	07/13/1999				86,718	-	-		86,718	86,718	33.00	-	86,718	-
			178	Computer	07/05/1999	07/05/1999				5,490	-	-		5,490	5,490	33.00	-	5,490	-
			1185	Blechman Mannes-Molds	07/31/2014	07/31/2014				2,750	-	-		2,750	998	15.00	103	1,101	1,649
			1186	AHM Complex Engineering	07/29/2014	12/01/2016				2,600	-	-		2,600	33	15.00	98	130	2,470
			177	Containers	07/01/1999	07/01/1999				32,287	-	-		32,287	32,287	15.00	-	32,287	-
			1199	Bearing House	03/09/2014	12/01/2016				172	-	-		172	2	15.00	6	9	163
			175	(ZIP) Computer	06/30/1999	07/01/1999				6,309	-	-		6,309	6,309	33.00	-	6,309	-
			180	Computer	07/14/1999	07/14/1999				9,665	-	-		9,665	9,665	33.00	-	9,665	-
			1192	Erenthal Electronics	07/22/2014	07/22/2014				3,059	-	-		3,059	1,121	15.00	115	1,236	1,823
			1193	Yerucham Automation	08/31/2014	12/01/2016				490	-	-		490	6	15.00	18	25	466
Group:	2 - R&D equipment
			1194	Classi-Tech	09/24/2014	09/24/2014				24,692	-	-		24,692	8,364	15.00	926	9,290	15,401
			1195	MMD Machining Ltd.	09/24/2014	12/01/2016				600	-	-		600	8	15.00	23	30	570
			1196	Levenstein Technologies	03/03/2014	12/01/2016				1,577	-	-		1,577	20	15.00	59	79	1,498
			1197	Itzik Barcal	02/20/2014	12/01/2016				400	-	-		400	5	15.00	15	20	380
			102	Computer+Software	03/01/1997	03/01/1997				12,420	-	-		12,420	12,420	33.00	-	12,420	-
			176	Containers	06/30/1999	07/01/1999				4,478	-	-		4,478	4,478	15.00	-	4,478	-
			1172	Classi-Tech Containers	04/27/2014	04/27/2014				9,716	-	-		9,716	3,903	15.00	364	4,267	5,449
			190	Equipment	09/22/1999	09/22/1999				621	-	-		621	621	15.00	-	621	-
			189	Computer equipment	09/08/1999	09/08/1999				7,818	-	-		7,818	7,818	33.00	-	7,818	-
			1165	Nortec Ami- Containers	03/03/2014	03/03/2014				5,542	-	-		5,542	2,351	15.00	208	2,559	2,983
			1166	OBT GLOBAL	03/05/2014	03/05/2014				2,790	-	-		2,790	1,181	15.00	105	1,286	1,504
			1167	Shell Case - Containers	04/25/2014	04/25/2014				25,034	-	-		25,034	10,076	15.00	939	11,015	14,019
			188	Equipment	08/31/1999	08/31/1999				16	-	-		16	16	15.00	-	16	-
			1169	Nortec - Containers	05/14/2014	05/14/2014				1,745	-	-		1,745	689	15.00	65	754	991
			1181	MMD Machining Ltd.	07/28/2014	12/01/2016				9,200	-	-		9,200	115	15.00	345	460	8,740
			185	4 Part Container	08/19/1999	08/19/1999				15,842	-	-		15,842	15,842	10.00	-	15,842	-
			1180	Lahav & Yaffa	07/27/2014	12/01/2016				2,320	-	-		2,320	29	15.00	87	116	2,204
			1173	MMD Machining-Machine Parts	07/01/2014	12/01/2016				1,030	-	-		1,030	13	15.00	39	51	979
			184	Computer	08/17/1999	08/17/1999				5,461	-	-		5,461	5,461	33.00	-	5,461	-
			183	Differences	07/31/1999	07/31/1999				(95)	-	-		(95)	(95)	33.00	-	(95)	-
			1318	Containers - Cast Silicone	05/31/2016	09/01/2016				6,400	-	-		6,400	320	15.00	240	560	5,840
			182	Computer	07/30/1999	07/30/1999				3,518	-	-		3,518	3,518	33.00	-	3,518	-
			181	Computer	07/26/1999	07/26/1999				14,282	-	-		14,282	14,282	33.00	-	14,282	-
			1200	MMD Machining Ltd.	05/28/2014	12/01/2016				11,400	-	-		11,400	143	15.00	428	570	10,830
			187	Equipment	08/31/1999	08/31/1999				88	-	-		88	88	15.00	-	88	-
			134	Equipment	07/12/1998	07/12/1998				2,087	-	-		2,087	2,087	10.00	-	2,087	-
			166	Computer	04/28/1999	04/28/1999				7,171	-	-		7,171	7,171	33.00	-	7,171	-
			165	TRACKBALL	04/25/1999	04/25/1999				1,620	-	-		1,620	1,620	33.00	-	1,620	-
			1226	Ontrak Control	01/16/2015	12/01/2016				1,474	-	-		1,474	18	15.00	55	74	1,400
			1227	Logic-STLab	01/18/2015	12/01/2016				331	-	-		331	4	15.00	12	17	314
			100	Drive	02/01/1997	02/01/1997				1,698	-	-		1,698	1,698	33.00	-	1,698	-
			133	Electronic Equip.	07/10/1998	07/10/1998				140	-	-		140	140	15.00	-	140	-
			164	Adiv	04/16/1999	04/16/1999				1,488	-	-		1,488	1,488	33.00	-	1,488	-
			1198	Pil Acril	03/23/2014	12/01/2016				700	-	-		700	9	15.00	26	35	665
			162	Printers and Screens	03/09/1999	03/09/1999				17,434	-	-		17,434	17,434	33.00	-	17,434	-
			1220	Geva Control	12/22/2014	12/01/2016				249	-	-		249	3	15.00	9	12	237
			135	Case	07/14/1998	07/14/1998				1,318	-	-		1,318	1,318	7.00	-	1,318	-
			161	4 Mobile Computers	03/01/1999	03/01/1999				41,843	-	-		41,843	41,843	33.00	-	41,843	-
			1232	Avdor Halat-Soldering Iron	02/01/2015	02/01/2015				4,390	-	-		4,390	2,777	33.00	362	3,139	1,251
			1284	Titanus-Dell R&D Computer	12/31/2015	12/31/2015				4,955	-	-		4,955	1,639	33.00	409	2,048	2,907
			131	ADDS	07/08/1998	07/08/1998				11,888	-	-		11,888	11,888	15.00	-	11,888	-
			130	CD Burner	07/01/1998	07/01/1998				2,017	-	-		2,017	2,017	33.00	-	2,017	-
			1283	BM Blechman Mannes-Molds	12/16/2015	12/16/2015				231,538	-	-		231,538	36,224	15.00	8,683	44,907	186,631
			163	Difference in Computer Files	03/19/1999	03/19/1999				249	-	-		249	249	33.00	-	249	-
			1213	Sari Electronics-Machine	10/05/2014	12/01/2016				1,200	-	-		1,200	15	15.00	45	60	1,140
			1201	Galboreg	03/25/2014	12/01/2016				981	-	-		981	12	15.00	37	49	932
			1202	Geva Control	04/02/2014	12/01/2016				3,993	-	-		3,993	50	15.00	150	200	3,793
			174	Differences	06/30/1999	06/30/1999				22	-	-		22	22	33.00	-	22	-
			173	Computer	06/16/1999	06/16/1999				1,156	-	-		1,156	1,156	15.00	-	1,156	-
			197	Laser Printer	01/10/2000	01/10/2000				2,079	-	-		2,079	2,079	33.00	-	2,079	-
			196	Matlab-Omicron	01/09/2000	01/09/2000				11,977	-	-		11,977	11,977	15.00	-	11,977	-
			170	Mobile Computer	06/06/1999	06/06/1999				12,601	-	-		12,601	12,601	33.00	-	12,601	-
			167	Assembly	05/25/1999	05/25/1999				467	-	-		467	467	33.00	-	467	-
			168	Apex Credit	05/31/1999	05/31/1999				(78)	-	-		(78)	(78)	33.00	-	(78)	-
			1221	Blechman Mannes-Molds	12/25/2014	12/25/2014				2,400	-	-		2,400	727	15.00	90	817	1,583
			1214	Har Zion Electronics	11/02/2014	11/02/2014				1,201	-	-		1,201	390	15.00	45	435	766
			1215	Har Zion Electronics	11/13/2014	11/13/2014				1,201	-	-		1,201	384	15.00	45	429	772
			1216	Netec-Machine Parts	11/17/2014	12/01/2016				8,030	-	-		8,030	100	15.00	301	401	7,628
			1217	AHM Complex Engineering	10/13/2014	02/01/2016				600	-	-		600	83	15.00	23	105	495
			1218	ThorLabs Inc	11/19/2014	12/01/2016				20,132	-	-		20,132	252	15.00	755	1,007	19,125
Group:	2 - R&D equipment
			1219	Classi-Tech	12/04/2014	12/01/2016				21,088	-	-		21,088	264	15.00	791	1,054	20,034
			1239	Farnell-Metcal	03/01/2015	03/01/2015				3,396	-	-		3,396	2,055	33.00	280	2,335	1,061
			169	Computer	06/01/1999	06/01/1999				5,410	-	-		5,410	5,410	33.00	-	5,410	-
Total	Group:	2 - R&D equipment								2,283,094	-	-	-	2,283,094	1,737,815		28,686	1,766,501	516,593
Group:	3 - Computers and Office Software
			443	2 IBM Computers	05/14/2003	05/14/2003				9,767	-	-		9,767	9,767	33.00	-	9,767	-
			415	Mobile Computer	02/05/2002	02/05/2002				3,572	-	-		3,572	3,572	33.00	-	3,572	-
			401	2 Computer Discs	08/15/2001	08/15/2001				3,541	-	-		3,541	3,541	33.00	-	3,541	-
			402	Computer Disc	08/19/2001	08/19/2001				2,082	-	-		2,082	2,082	33.00	-	2,082	-
			404	Computer Memory	11/06/2001	11/06/2001				774	-	-		774	774	33.00	-	774	-
			405	IBM Computer	11/27/2001	11/27/2001				9,048	-	-		9,048	9,048	33.00	-	9,048	-
			406	3 Computers - Memory	11/28/2001	11/28/2001				1,824	-	-		1,824	1,824	33.00	-	1,824	-
			408	SGM Computers	01/01/2002	01/01/2002				3,073	-	-		3,073	3,073	33.00	-	3,073	-
			409	Computer Memory	01/01/2002	01/01/2002				679	-	-		679	679	33.00	-	679	-
			410	POWERSUPPLY	01/01/2002	01/01/2002				363	-	-		363	363	33.00	-	363	-
			412	V-LAN Switch and Software	01/24/2002	01/24/2002				1,667	-	-		1,667	1,667	33.00	-	1,667	-
			413	Computer	01/29/2002	01/29/2002				2,804	-	-		2,804	2,804	33.00	-	2,804	-
			437	Computer Memory	01/27/2003	01/27/2003				653	-	-		653	653	33.00	-	653	-
			438	BOOMERING - Peripherals	01/30/2003	01/30/2003				2,518	-	-		2,518	2,518	33.00	-	2,518	-
			415	Laptop Computer Battery	02/08/2002	02/08/2002				269	-	-		269	269	33.00	-	269	-
			475	Memory Card	05/04/2004	05/04/2004				1,346	-	-		1,346	1,346	33.00	-	1,346	-
			442	IBM Computer	05/12/2003	05/12/2003				4,470	-	-		4,470	4,470	33.00	-	4,470	-
			417	MEMORY NOTEBOOK	02/23/2002	02/23/2002				496	-	-		496	496	33.00	-	496	-
			422	Computer+Software	04/25/2002	04/25/2002				9,777	-	-		9,777	9,777	33.00	-	9,777	-
			423	Computer+Software	05/06/2002	05/06/2002				9,515	-	-		9,515	9,515	33.00	-	9,515	-
			424	Computer+Software	05/19/2002	05/19/2002				27,145	-	-		27,145	27,145	33.00	-	27,145	-
			426	Computer	06/07/2002	06/07/2002				35,346	-	-		35,346	35,346	33.00	-	35,346	-
			427	Computer	06/11/2002	06/11/2002				8,415	-	-		8,415	8,415	33.00	-	8,415	-
			428	Computer	06/18/2002	06/18/2002				5,740	-	-		5,740	5,740	33.00	-	5,740	-
			429	2 Computers	08/11/2002	08/11/2002				18,814	-	-		18,814	18,814	33.00	-	18,814	-
			430	Thermal Transfer Printer	11/28/2002	11/28/2002				3,217	-	-		3,217	3,217	33.00	-	3,217	-
			432	Computer / Video Projector	12/16/2002	12/16/2002				20,701	-	-		20,701	20,701	33.00	-	20,701	-
			435	HP Printer	01/15/2003	01/15/2003				1,170	-	-		1,170	1,170	33.00	-	1,170	-
			440	Computer (Software House)	03/25/2003	03/25/2003				7,500	-	-		7,500	7,500	33.00	-	7,500	-
			441	Pentium 4 Computer + Add-ons	05/08/2003	05/08/2003				4,772	-	-		4,772	4,772	33.00	-	4,772	-
			414	Computer	01/30/2002	01/30/2002				10,025	-	-		10,025	10,025	33.00	-	10,025	-
			732	IBM T-43 Laptop Computer	05/30/2005	05/30/2005				10,000	-	-		10,000	10,000	33.00	-	10,000	-
			490	24 Switch	08/02/2004	08/02/2004				6,560	-	-		6,560	6,560	33.00	-	6,560	-
			491	Computer	08/05/2004	08/05/2004				3,740	-	-		3,740	3,740	33.00	-	3,740	-
			492	2 Computers - CMS	09/07/2004	09/07/2004				14,904	-	-		14,904	14,904	33.00	-	14,904	-
			495	Computer - Ezer Electronics	10/27/2004	10/27/2004				2,146	-	-		2,146	2,146	33.00	-	2,146	-
			496	91” Computer Screen	10/28/2004	10/28/2004				2,068	-	-		2,068	2,068	33.00	-	2,068	-
			497	PC Computer	11/10/2004	11/10/2004				1,366	-	-		1,366	1,366	33.00	-	1,366	-
			498	IBM Laptop Computer	12/06/2004	12/06/2004				14,024	-	-		14,024	14,024	33.00	-	14,024	-
			708	Pentium 4 Computer	01/09/2005	01/09/2005				9,009	-	-		9,009	9,009	33.00	-	9,009	-
			711	All-in-One (Printer-Fax-Scanner)	01/24/2005	01/24/2005				2,880	-	-		2,880	2,880	33.00	-	2,880	-
			720	Computer Parts	11/03/2004	11/03/2004				3,703	-	-		3,703	3,703	33.00	-	3,703	-
			721	Mobile Computer	03/29/2005	03/29/2005				3,918	-	-		3,918	3,918	33.00	-	3,918	-
			722	Computers	02/23/2005	02/23/2005				12,348	-	-		12,348	12,348	33.00	-	12,348	-
			724	Server	04/25/2005	04/25/2005				23,156	-	-		23,156	23,156	33.00	-	23,156	-
			473	Printer (OfficeDepot)	04/28/2004	04/28/2004				1,197	-	-		1,197	1,197	33.00	-	1,197	-
			761	Mobile Computer	01/01/2006	01/01/2006				8,907	-	-		8,907	8,907	33.00	-	8,907	-
			262	Optical Disc+Screen	11/03/1998	11/03/1998				2,137	-	-		2,137	2,137	33.00	-	2,137	-
			747	Computer	10/27/2005	10/27/2005				2,271	-	-		2,271	2,271	33.00	-	2,271	-
			746	17” LCD Monitor	10/31/2005	10/31/2005				1,452	-	-		1,452	1,452	33.00	-	1,452	-
			744	Mobile Computer	10/10/2005	10/10/2005				6,652	-	-		6,652	6,652	33.00	-	6,652	-
			742	Computers and Monitors	09/04/2005	09/04/2005				65,405	-	-		65,405	65,405	33.00	-	65,405	-
			730	91” LCD Monitor	03/21/2005	03/21/2005				6,520	-	-		6,520	6,520	33.00	-	6,520	-
			738	NEC Laptop Computer	06/30/2005	06/30/2005				5,385	-	-		5,385	5,385	33.00	-	5,385	-
			731	Computer Parts	03/03/2005	03/03/2005				6,457	-	-		6,457	6,457	33.00	-	6,457	-
			760	5 Mobile Computers	01/01/2006	01/01/2006				20,420	-	-		20,420	20,420	33.00	-	20,420	-
			737	71” LCD Monitor	07/24/2005	07/24/2005				3,979	-	-		3,979	3,979	33.00	-	3,979	-
			736	Computer	07/18/2005	07/18/2005				10,199	-	-		10,199	10,199	33.00	-	10,199	-
			735	Computer Parts + LG Mobile Computer	09/09/2005	09/09/2005				8,581	-	-		8,581	8,581	33.00	-	8,581	-
			733	NEC Laptop Computer	06/21/2005	06/21/2005				5,915	-	-		5,915	5,915	33.00	-	5,915	-
Group:	3 - Computers and Office Software
			487	Mobile Computer	07/13/2004	07/13/2004				9,384	-	-		9,384	9,384	33.00	-	9,384	-
			739	LAPTOP PC	09/19/2005	09/19/2005				5,682	-	-		5,682	5,682	33.00	-	5,682	-
			454	5 IBM Laptop Computers	09/25/2003	09/25/2003				6,500	-	-		6,500	6,500	33.00	-	6,500	-
			489	Computer Equipment	08/01/2004	08/01/2004				3,644	-	-		3,644	3,644	33.00	-	3,644	-
			463	1 PC	02/24/2004	02/24/2004				3,218	-	-		3,218	3,218	33.00	-	3,218	-
			462	1 PC	02/12/2004	02/12/2004				4,018	-	-		4,018	4,018	33.00	-	4,018	-
			460	2 PCs	02/12/2004	02/12/2004				3,041	-	-		3,041	3,041	33.00	-	3,041	-
			458	PC Computer	01/06/2004	01/06/2004				4,974	-	-		4,974	4,974	33.00	-	4,974	-
			465	Computer Monitor	03/11/2004	03/11/2004				2,935	-	-		2,935	2,935	33.00	-	2,935	-
			455	PALM PILOT Computer	11/25/2003	11/25/2003				7,700	-	-		7,700	7,700	33.00	-	7,700	-
			466	HP Printer	03/18/2004	03/18/2004				1,141	-	-		1,141	1,141	33.00	-	1,141	-
			452	Computer Monitor	07/15/2003	07/15/2003				1,380	-	-		1,380	1,380	33.00	-	1,380	-
			451	Computer	07/09/2003	07/09/2003				5,667	-	-		5,667	5,667	33.00	-	5,667	-
			450	All-in-One Printer	07/08/2003	07/08/2003				1,384	-	-		1,384	1,384	33.00	-	1,384	-
			449	Computer	07/01/2003	07/01/2003				8,142	-	-		8,142	8,142	33.00	-	8,142	-
			448	Computer Memory	07/01/2003	07/01/2003				1,005	-	-		1,005	1,005	33.00	-	1,005	-
			446	Mobile Computer	06/15/2003	06/15/2003				7,700	-	-		7,700	7,700	33.00	-	7,700	-
			457	IBM Laptop Computer	01/05/2004	01/05/2004				4,008	-	-		4,008	4,008	33.00	-	4,008	-
			474	(Shekem Electric) Palm Computer	05/03/2004	05/03/2004				2,599	-	-		2,599	2,599	33.00	-	2,599	-
			444	Printer and Burner	05/20/2003	05/20/2003				2,126	-	-		2,126	2,126	33.00	-	2,126	-
			484	Laser Printer	06/26/2004	06/26/2004				5,714	-	-		5,714	5,714	33.00	-	5,714	-
			483	Mobile Computer	06/14/2004	06/14/2004				6,800	-	-		6,800	6,800	33.00	-	6,800	-
			481	Mobile Computer	06/01/2004	06/01/2004				6,888	-	-		6,888	6,888	33.00	-	6,888	-
			479	Mobile Computer	05/24/2004	05/24/2004				6,800	-	-		6,800	6,800	33.00	-	6,800	-
			464	Computer Equipment	03/02/2004	03/02/2004				1,515	-	-		1,515	1,515	33.00	-	1,515	-
			477	Computer	05/24/2004	05/24/2004				2,262	-	-		2,262	2,262	33.00	-	2,262	-
			488	Printer	07/21/2004	07/21/2004				998	-	-		998	998	33.00	-	998	-
			472	IVORY - Computer	04/25/2004	04/25/2004				6,282	-	-		6,282	6,282	33.00	-	6,282	-
			471	Printer (OfficeDepot)	04/19/2004	04/19/2004				1,145	-	-		1,145	1,145	33.00	-	1,145	-
			470	Mobile Computer	04/13/2004	04/13/2004				9,668	-	-		9,668	9,668	33.00	-	9,668	-
			469	Computer Parts (Software House)	04/05/2004	04/05/2004				5,540	-	-		5,540	5,540	33.00	-	5,540	-
			468	Motherboard, Memory, Processor	03/25/2004	03/25/2004				2,702	-	-		2,702	2,702	33.00	-	2,702	-
			467	Computers (YAD 4)	03/21/2004	03/21/2004				17,185	-	-		17,185	17,185	33.00	-	17,185	-
			478	17” Monitor and Speakers	05/24/2004	05/24/2004				2,544	-	-		2,544	2,544	33.00	-	2,544	-
			289	Monitor	01/27/2000	01/27/2000				1,211	-	-		1,211	1,211	33.00	-	1,211	-
			299	Mobile Computer	03/27/2000	03/27/2000				10,691	-	-		10,691	10,691	33.00	-	10,691	-
			297	Computer Upgrade	03/19/2000	03/19/2000				5,575	-	-		5,575	5,575	33.00	-	5,575	-
			295	Computers	02/29/2000	02/29/2000				117,915	-	-		117,915	117,915	33.00	-	117,915	-
			293	Computer	02/20/2000	02/20/2000				5,027	-	-		5,027	5,027	33.00	-	5,027	-
			292	Ethernet Card	02/17/2000	02/17/2000				1,222	-	-		1,222	1,222	33.00	-	1,222	-
			283	Computer Equipment	10/10/1999	10/10/1999				3,645	-	-		3,645	3,645	33.00	-	3,645	-
			290	Registration System Installation	01/31/2000	01/31/2000				3,755	-	-		3,755	3,755	33.00	-	3,755	-
			302	IBM Disc	04/05/2000	04/05/2000				3,285	-	-		3,285	3,285	33.00	-	3,285	-
			287	Computer Technician	02/20/2000	02/20/2000				6,087	-	-		6,087	6,087	33.00	-	6,087	-
			287	Upgrade, Monitor and Memory	02/20/2000	02/20/2000				8,545	-	-		8,545	8,545	33.00	-	8,545	-
			312	2 Computers - QComm	08/14/2000	08/14/2000				27,968	-	-		27,968	27,968	33.00	-	27,968	-
			311	Computer Memory	08/09/2000	08/09/2000				451	-	-		451	451	33.00	-	451	-
			310	Mobile Computer	06/18/2000	06/18/2000				14,836	-	-		14,836	14,836	33.00	-	14,836	-
			265	Computer	11/22/1998	11/22/1998				4,735	-	-		4,735	4,735	33.00	-	4,735	-
			291	Monitor	02/09/2000	02/09/2000				1,969	-	-		1,969	1,969	33.00	-	1,969	-
			308	MIJENIX	06/04/2000	06/04/2000				3,331	-	-		3,331	3,331	33.00	-	3,331	-
			320	Disc	09/06/2000	09/06/2000				3,428	-	-		3,428	3,428	33.00	-	3,428	-
			319	Laser Printer	09/06/2000	09/06/2000				7,385	-	-		7,385	7,385	33.00	-	7,385	-
			318	Laptop Memory	09/05/2000	09/05/2000				889	-	-		889	889	33.00	-	889	-
			316	Mice	08/28/2000	08/28/2000				794	-	-		794	794	33.00	-	794	-
			315	Switch Box	08/15/2000	08/15/2000				1,063	-	-		1,063	1,063	33.00	-	1,063	-
			314	Segem Hub	08/15/2000	08/15/2000				2,413	-	-		2,413	2,413	33.00	-	2,413	-
			300	Drive Drive	03/28/2000	03/28/2000				702	-	-		702	702	33.00	-	702	-
			309	Omnitech Computer	06/05/2000	06/05/2000				7,281	-	-		7,281	7,281	33.00	-	7,281	-
			301	Syntec Computer	03/29/2000	03/29/2000				8,509	-	-		8,509	8,509	33.00	-	8,509	-
Group:	3 - Computers and Office Software
			307	HP Printer	05/30/2000	05/30/2000				2,603	-	-		2,603	2,603	33.00	-	2,603	-
			306	Type	05/25/2000	05/25/2000				13,624	-	-		13,624	13,624	33.00	-	13,624	-
			305	17” Screen	05/01/2000	05/01/2000				4,690	-	-		4,690	4,690	33.00	-	4,690	-
			304	HP Printer	04/23/2000	04/23/2000				1,712	-	-		1,712	1,712	33.00	-	1,712	-
			303	Printer+Scanner+Camera	04/10/2000	04/10/2000				17,997	-	-		17,997	17,997	33.00	-	17,997	-
			280	Computer	08/15999	08/15/1999				6,032	-	-		6,032	6,032	33.00	-	6,032	-
			313	2 Segem Computers	08/15/2000	08/15/2000				10,623	-	-		10,623	10,623	33.00	-	10,623	-
			252	Keyboard	06/16/1998	06/16/1998				155	-	-		155	155	33.00	-	155	-
			260	Mobile Computer	10/22/1998	10/22/1998				15,931	-	-		15,931	15,931	33.00	-	15,931	-
			259	Computers	10/08/1998	10/08/1998				10,305	-	-		10,305	10,305	33.00	-	10,305	-
			258	Computer	10/06/1998	10/06/1998				14,304	-	-		14,304	14,304	33.00	-	14,304	-
			257	Computer	10/06/1998	10/06/1998				4,768	-	-		4,768	4,768	33.00	-	4,768	-
			256	HP 720 Printer	09/29/1998	09/29/1998				1,222	-	-		1,222	1,222	33.00	-	1,222	-
			285	PORT Hub	01/10/2000	01/10/2000				7,968	-	-		7,968	7,968	33.00	-	7,968	-
			254	Monitor + Cards	08/18/1998	08/18/1998				2,227	-	-		2,227	2,227	33.00	-	2,227	-
			263	Memory	11/03/1998	11/03/1998				751	-	-		751	751	33.00	-	751	-
			251	Laser Printer	06/09/1998	06/09/1998				6,768	-	-		6,768	6,768	33.00	-	6,768	-
			249	Minitower Case	06/07/1998	06/07/1998				3,328	-	-		3,328	3,328	33.00	-	3,328	-
			248	Case	06/07/1998	06/07/1998				7,932	-	-		7,932	7,932	33.00	-	7,932	-
			247	Computer Memory	03/24/1998	03/24/1998				169	-	-		169	169	33.00	-	169	-
			246	CD Burner	01/08/1998	01/08/1998				2,105	-	-		2,105	2,105	33.00	-	2,105	-
			245	Computer (Half Computer)	03/31/1997	03/31/1997				4,520	-	-		4,520	4,520	33.00	-	4,520	-
			255	Printer	08/31/1998	08/31/1998				1,445	-	-		1,445	1,445	33.00	-	1,445	-
			270	IBM Computer	01/11/1999	01/11/1999				13,815	-	-		13,815	13,815	33.00	-	13,815	-
			279	Printer	07/05/1999	07/05/1999				1,919	-	-		1,919	1,919	33.00	-	1,919	-
			278	Computer	06/21/1999	06/21/1999				14,262	-	-		14,262	14,262	33.00	-	14,262	-
			277	HP Tray	06/06/1999	06/06/1999				580	-	-		580	580	33.00	-	580	-
			276	Astragal	05/19/1999	05/19/1999				450	-	-		450	450	33.00	-	450	-
			275	Network	05/06/1999	05/06/1999				274	-	-		274	274	33.00	-	274	-
			274	Computer	04/30/1999	04/30/1999				7,691	-	-		7,691	7,691	33.00	-	7,691	-
			261	Exchange Differentials Account 807847	10/26/1998	10/26/1998				200	-	-		200	200	33.00	-	200	-
			271	Cannon Printer	01/27/1999	01/27/1999				1,559	-	-		1,559	1,559	33.00	-	1,559	-
			743	Mobile Computer	09/15/2005	09/15/2005				9,130	-	-		9,130	9,130	33.00	-	9,130	-
			269	Computer	12/29/1998	12/29/1998				4,340	-	-		4,340	4,340	33.00	-	4,340	-
			268	Computer Equipment	12/28/1998	12/28/1998				1,898	-	-		1,898	1,898	33.00	-	1,898	-
			267	Computer (Originally two and asset 1030 stolen)	12/17/1998	12/17/1998				6,018	-	-		6,018	6,018	33.00	-	6,018	-
			266	CD extender	12/10/1998	12/10/1998				67	-	-		67	67	33.00	-	67	-
			748	Computer + Laptop	12/12/2005	12/12/2005				9,572	-	-		9,572	9,572	33.00	-	9,572	-
			323	2 Segem Computers	10/03/2000	10/03/2000				13,498	-	-		13,498	13,498	33.00	-	13,498	-
			273	Monitor	03/01/1999	03/01/1999				1,337	-	-		1,337	1,337	33.00	-	1,337	-
			373	Segem Computer	02/28/2001	02/28/2001				6,681	-	-		6,681	6,681	33.00	-	6,681	-
			380	Sightsys	03/06/2001	03/06/2001				2,210	-	-		2,210	2,210	33.00	-	2,210	-
			379	Segem Memory	03/04/2001	03/04/2001				145	-	-		145	145	33.00	-	145	-
			378	Segem Computer	03/01/2001	03/01/2001				6,982	-	-		6,982	6,982	33.00	-	6,982	-
			377	Segem Computer	02/28/2001	02/28/2001				7,409	-	-		7,409	7,409	33.00	-	7,409	-
			376	Segem Computer	02/28/2001	02/28/2001				7,305	-	-		7,305	7,305	33.00	-	7,305	-
			321	Segem Computer	09/17/2000	09/17/2000				6,763	-	-		6,763	6,763	33.00	-	6,763	-
			374	Segem Computer	02/28/2001	02/28/2001				8,036	-	-		8,036	8,036	33.00	-	8,036	-
			383	Computer	03/11/2001	03/11/2001				12,514	-	-		12,514	12,514	33.00	-	12,514	-
			372	Segem Computer	02/28/2001	02/28/2001				9,092	-	-		9,092	9,092	33.00	-	9,092	-
			371	Segem Computer	02/28/2001	02/28/2001				7,517	-	-		7,517	7,517	33.00	-	7,517	-
			370	Segem Computer	02/28/2001	02/28/2001				6,183	-	-		6,183	6,183	33.00	-	6,183	-
			369	Segem Burner	02/28/2001	02/28/2001				636	-	-		636	636	33.00	-	636	-
			368	Segem Computer	02/28/2001	02/28/2001				5,849	-	-		5,849	5,849	33.00	-	5,849	-
			367	Segem Computer	02/28/2001	02/28/2001				6,577	-	-		6,577	6,577	33.00	-	6,577	-
			375	Segem Computer	02/28/2001	02/28/2001				5,849	-	-		5,849	5,849	33.00	-	5,849	-
			389	Implementation of E121 Systems	04/17/2001	04/17/2001				30,825	-	-		30,825	30,825	33.00	-	30,825	-
			399	Fire Extinguisher	08/06/2001	08/06/2001				325	-	-		325	325	33.00	-	325	-
			397	Cables	07/22/2001	07/22/2001				813	-	-		813	813	33.00	-	813	-
			396	256 MB-133MHZ Memory	07/12/2001	07/12/2001				508	-	-		508	508	33.00	-	508	-
Group:	3 - Computers and Office Software
			395	Office automation protection	06/03/2001	06/03/2001				5,209	-	-		5,209	5,209	10.00	-	5,209	-
			394	SCSI 18.3 GB Disc	05/29/2001	05/29/2001				2,893	-	-		2,893	2,893	33.00	-	2,893	-
			393	ISDN Modem Cable	05/23/2001	05/23/2001				146	-	-		146	146	33.00	-	146	-
			381	Computer	03/07/2001	03/07/2001				7,547	-	-		7,547	7,547	33.00	-	7,547	-
			391	Segem Computer	05/07/2001	05/07/2001				4,927	-	-		4,927	4,927	33.00	-	4,927	-
			382	Computer	03/07/2001	03/07/2001				7,044	-	-		7,044	7,044	33.00	-	7,044	-
			388	Printer	04/02/2001	04/02/2001				1,352	-	-		1,352	1,352	33.00	-	1,352	-
			387	2 QComm Computers	03/21/2001	03/21/2001				12,602	-	-		12,602	12,602	33.00	-	12,602	-
			386	Monitor+Printer	03/18/2001	03/18/2001				2,690	-	-		2,690	2,690	33.00	-	2,690	-
			385	QComm Computer	03/15/2001	03/15/2001				6,718	-	-		6,718	6,718	33.00	-	6,718	-
			384	Disc	03/13/2001	03/13/2001				1,474	-	-		1,474	1,474	33.00	-	1,474	-
			364	Computer	02/28/2001	02/28/2001				7,645	-	-		7,645	7,645	33.00	-	7,645	-
			392	Implementation of E121 Systems	05/17/2001	05/17/2001				6,264	-	-		6,264	6,264	33.00	-	6,264	-
			329	Segem Computer	10/31/2000	10/31/2000				9,373	-	-		9,373	9,373	33.00	-	9,373	-
			366	Segem Computer	02/28/2001	02/28/2001				7,014	-	-		7,014	7,014	33.00	-	7,014	-
			337	Disc	11/16/2000	11/16/2000				3,109	-	-		3,109	3,109	33.00	-	3,109	-
			335	Segem Computer	11/12/2000	11/12/2000				19,679	-	-		19,679	19,679	33.00	-	19,679	-
			334	Hub+Disc Drive	11/07/2000	11/07/2000				2,644	-	-		2,644	2,644	33.00	-	2,644	-
			333	Ethernet Card	11/07/2000	11/07/2000				1,231	-	-		1,231	1,231	33.00	-	1,231	-
			332	Segem Computer	11/06/2000	11/06/2000				19,660	-	-		19,660	19,660	33.00	-	19,660	-
			342	2 Discs+Memory	11/30/2000	11/30/2000				19,464	-	-		19,464	19,464	33.00	-	19,464	-
			330	PCI ADAP	11/05/2000	11/05/2000				412	-	-		412	412	33.00	-	412	-
			344	QComm Computer	12/28/2000	12/28/2000				10,404	-	-		10,404	10,404	33.00	-	10,404	-
			328	2 Segem Computers	10/31/2000	10/31/2000				11,176	-	-		11,176	11,176	33.00	-	11,176	-
			327	2 QComm Computers	10/24/2000	10/24/2000				27,607	-	-		27,607	27,607	33.00	-	27,607	-
			326	Segem Computer	10/18/2000	10/18/2000				5,915	-	-		5,915	5,915	33.00	-	5,915	-
			325	Segem Computer	10/17/2000	10/17/2000				5,927	-	-		5,927	5,927	33.00	-	5,927	-
			324	Burner	10/10/2000	10/10/2000				1,143	-	-		1,143	1,143	33.00	-	1,143	-
			400	Cables	08/09/2001	08/09/2001				564	-	-		564	564	33.00	-	564	-
			331	Hub+Disc Drive	11/06/2000	11/06/2000				1,676	-	-		1,676	1,676	33.00	-	1,676	-
			356	Extensions	02/22/2001	02/22/2001				495	-	-		495	495	33.00	-	495	-
			322	Segem Computer	09/17/2000	09/17/2000				6,763	-	-		6,763	6,763	33.00	-	6,763	-
			363	Computer	02/28/2001	02/28/2001				8,340	-	-		8,340	8,340	33.00	-	8,340	-
			362	Computer	02/28/2001	02/28/2001				4,976	-	-		4,976	4,976	33.00	-	4,976	-
			361	Monitor	02/28/2001	02/28/2001				1,703	-	-		1,703	1,703	33.00	-	1,703	-
			360	Computer	02/28/2001	02/28/2001				6,162	-	-		6,162	6,162	33.00	-	6,162	-
			359	Palm	02/28/2001	02/28/2001				16,007	-	-		16,007	16,007	33.00	-	16,007	-
			340	Uninterrupted Power Supply	11/29/2000	11/29/2000				2,403	-	-		2,403	2,403	15.00	-	2,403	-
			357	Mind	02/26/2001	02/26/2001				826	-	-		826	826	33.00	-	826	-
			365	Computer	02/28/2001	02/28/2001				4,797	-	-		4,797	4,797	33.00	-	4,797	-
			355	Computer	02/22/2001	02/22/2001				12,868	-	-		12,868	12,868	33.00	-	12,868	-
			353	Hub+Memory	02/07/2001	02/07/2001				1,097	-	-		1,097	1,097	33.00	-	1,097	-
			349	Laptop Battery & Disc	01/08/2001	01/08/2001				3,182	-	-		3,182	3,182	33.00	-	3,182	-
			347	2 Computers	01/01/2001	01/01/2001				11,328	-	-		11,328	11,328	33.00	-	11,328	-
			346	Printer	01/01/2001	01/01/2001				4,922	-	-		4,922	4,922	33.00	-	4,922	-
			345	Laptop Computer	01/01/2001	01/01/2001				13,087	-	-		13,087	13,087	33.00	-	13,087	-
			358	Computer	02/27/2001	02/27/2001				6,667	-	-		6,667	6,667	33.00	-	6,667	-
			944	Data Safe	10/29/2008	10/29/2008				2,580	-	-		2,580	2,580	33.00	-	2,580	-
			999	Alltrade - Server Processor	04/01/2009	04/01/2009				1,848	-	-		1,848	1,848	33.00	-	1,848	-
			976	Data Safe - HP Switch + 3 Monitors	01/08/2009	01/08/2009				14,790	-	-		14,790	14,790	33.00	-	14,790	-
			975	Data Safe	12/23/2008	12/23/2008				6,453	-	-		6,453	6,453	33.00	-	6,453	-
			952	Data Safe	12/17/2008	12/17/2008				19,084	-	-		19,084	19,084	33.00	-	19,084	-
			951	Data Safe	12/07/2008	12/07/2008				19,880	-	-		19,880	19,880	33.00	-	19,880	-
			950	Data Safe - Uninterrupted Power Supply	11/18/2008	11/18/2008				17,890	-	-		17,890	17,890	33.00	-	17,890	-
			948	Data Safe	11/06/2008	11/06/2008				6,639	-	-		6,639	6,639	33.00	-	6,639	-
			762	HP All-in-One	01/01/2006	01/01/2006				1,384	-	-		1,384	1,384	33.00	-	1,384	-
			1056	Gam and Gamma - Virtual Server	11/22/2010	11/22/2010				2,464	-	-		2,464	2,464	33.00	-	2,464	-
			945	Alltrade Israel	11/01/2008	11/01/2008				3,717	-	-		3,717	3,717	33.00	-	3,717	-
			1011	Alltrade	09/14/2009	09/14/2009				5,768	-	-		5,768	5,768	33.00	-	5,768	-
			943	Data Safe - Computer	10/01/2008	10/01/2008				12,818	-	-		12,818	12,818	33.00	-	12,818	-
Group:	3 - Computers and Office Software
			930	Data Safe - Servers	09/18/2008	09/18/2008				19,597	-	-		19,597	19,597	33.00	-	19,597	-
			929	Data Safe - Computers	08/11/2008	08/11/2008				7,828	-	-		7,828	7,828	33.00	-	7,828	-
			928	Data Safe	07/29/2008	07/29/2008				3,000	-	-		3,000	3,000	33.00	-	3,000	-
			927	Alltrade - Computers	07/03/2008	07/03/2008				8,305	-	-		8,305	8,305	33.00	-	8,305	-
			914	DATASAFE SYSTEMS	04/01/2008	04/01/2008				44,338	-	-		44,338	44,338	33.00	-	44,338	-
			913	DATASAFE SYSTEMS - HD	04/01/2008	04/01/2008				1,789	-	-		1,789	1,789	33.00	-	1,789	-
			912	DATASAFE SYSTEMS	04/01/2008	04/01/2008				18,790	-	-		18,790	18,790	33.00	-	18,790	-
			911	Alltrade - IBM	05/15/2008	05/15/2008				3,201	-	-		3,201	3,201	33.00	-	3,201	-
			946	Data Safe - Computer	11/06/2008	11/06/2008				4,969	-	-		4,969	4,969	33.00	-	4,969	-
			1034	Malam Team - 2 Printers	05/11/2010	05/11/2010				5,000	-	-		5,000	5,000	33.00	-	5,000	-
			791	3 Laptops + 3 Displays	08/29/2006	08/29/2006				19,567	-	-		19,567	19,567	33.00	-	19,567	-
			1054	Gam and Gamma - Server	10/26/2010	10/26/2010				21,900	-	-		21,900	21,900	33.00	-	21,900	-
			1053	Gam and Gamma - Server	10/13/2010	10/13/2010				14,914	-	-		14,914	14,914	33.00	-	14,914	-
			1048	Uninterrupted Power Supply (UPS)	09/19/2010	09/19/2010				3,220	-	-		3,220	3,220	33.00	-	3,220	-
			1047	5 Lenovo Computers	08/02/2010	08/02/2010				17,438	-	-		17,438	17,438	33.00	-	17,438	-
			1041	Gam and Gamma - Desktop Computer	04/18/2010	04/18/2010				4,600	-	-		4,600	4,600	33.00	-	4,600	-
			1040	Gam and Gamma - 15 Docking Stations	04/13/2010	04/13/2010				4,718	-	-		4,718	4,718	33.00	-	4,718	-
			1039	Data Safe - Credit	04/01/2010	04/01/2010				(13,647)	-	-		(13,647)	(13,647)	33.00	-	(13,647)	-
			1038	Data Safe - Tera Station	04/01/2010	04/01/2010				19,142	-	-		19,142	19,142	33.00	-	19,142	-
			1000	Best Buy - 40” LCD	04/01/2009	04/01/2009				4,063	-	-		4,063	4,063	33.00	-	4,063	-
			1036	Data Safe - 5 Network Cameras	04/01/2010	04/01/2010				9,188	-	-		9,188	9,188	33.00	-	9,188	-
			1010	Sheikh Technologies - 2 Servers	01/07/2009	01/07/2009				4,148	-	-		4,148	4,148	33.00	-	4,148	-
			1033	Omnitech-Hard Disc	05/02/2010	05/02/2010				1,479	-	-		1,479	1,479	33.00	-	1,479	-
			1032	Omnitech - Server	05/02/2010	05/02/2010				21,504	-	-		21,504	21,504	33.00	-	21,504	-
			1031	Omnitech - Server	05/02/2010	05/02/2010				23,968	-	-		23,968	23,968	33.00	-	23,968	-
			1028	Alltrade - 6 Lenovo	02/09/2010	02/09/2010				20,304	-	-		20,304	20,304	33.00	-	20,304	-
			1026	Alltrade - 5 Lenovo Computers	01/01/2010	01/01/2010				17,604	-	-		17,604	17,604	33.00	-	17,604	-
			1025	Malam - 2 Printers	01/01/2010	01/01/2010				5,000	-	-		5,000	5,000	33.00	-	5,000	-
			1018	Alltrade - Computers	11/12/2009	11/12/2009				17,010	-	-		17,010	17,010	33.00	-	17,010	-
			1017	Alltrade-Computer	11/12/2009	11/12/2009				3,402	-	-		3,402	3,402	33.00	-	3,402	-
			908	Alltrade - 3 IBMs	04/01/2008	04/01/2008				13,698	-	-		13,698	13,698	33.00	-	13,698	-
			1037	Data Safe - Juniper	04/01/2010	04/01/2010				2,412	-	-		2,412	2,412	33.00	-	2,412	-
			822	Computer	01/22/2007	01/22/2007				8,410	-	-		8,410	8,410	33.00	-	8,410	-
			910	Alltrade - 5 IBMs	04/01/2008	04/01/2008				13,991	-	-		13,991	13,991	33.00	-	13,991	-
			847	Laptop	04/05/2007	04/05/2007				8,165	-	-		8,165	8,165	33.00	-	8,165	-
			840	2 Lase Printers	03/29/2007	03/29/2007				1,853	-	-		1,853	1,853	33.00	-	1,853	-
			839	Printers	02/27/2007	02/27/2007				1,255	-	-		1,255	1,255	33.00	-	1,255	-
			835	Computers	03/08/2007	03/08/2007				17,459	-	-		17,459	17,459	33.00	-	17,459	-
			834	Computers	03/14/2007	03/14/2007				12,328	-	-		12,328	12,328	33.00	-	12,328	-
			833	19” Screens, Hard Drives (977)	03/18/2007	03/18/2007				1,486	-	-		1,486	1,486	33.00	-	1,486	-
			832	3 Mobile Computers	03/26/2007	03/26/2007				14,348	-	-		14,348	14,348	33.00	-	14,348	-
			831	Laptop Computer (Burner, Docking Station)	02/27/2007	02/27/2007				9,720	-	-		9,720	9,720	33.00	-	9,720	-
			851	2 Laptops	05/01/2007	05/01/2007				6,902	-	-		6,902	6,902	33.00	-	6,902	-
			827	IBM Server	02/19/2007	02/19/2007				2,327	-	-		2,327	2,327	33.00	-	2,327	-
			852	3 Laptops	05/30/2007	05/30/2007				10,424	-	-		10,424	10,424	33.00	-	10,424	-
			821	Computer Systems	02/06/2007	02/06/2007				9,570	-	-		9,570	9,570	33.00	-	9,570	-
			820	Computer Systems	02/06/2007	02/06/2007				31,299	-	-		31,299	31,299	33.00	-	31,299	-
			819	ThinkPad Mobile Computers	01/01/2007	01/01/2007				9,918	-	-		9,918	9,918	33.00	-	9,918	-
			818	5 LG 19” Computer Monitors	01/16/2007	01/16/2007				5,223	-	-		5,223	5,223	33.00	-	5,223	-
			808	5 Mobile Computers	10/30/2006	10/30/2006				16,200	-	-		16,200	16,200	33.00	-	16,200	-
			807	Computer - Work Station	10/24/2006	10/24/2006				3,319	-	-		3,319	3,319	33.00	-	3,319	-
			806	Laptop Computer	10/25/2006	10/25/2006				7,354	-	-		7,354	7,354	33.00	-	7,354	-
			805	Server	10/16/2006	10/16/2006				5,177	-	-		5,177	5,177	33.00	-	5,177	-
			803	LCD Monitor	09/18/2006	09/18/2006				1,299	-	-		1,299	1,299	33.00	-	1,299	-
			828	IBM Laptop Computer	02/15/2007	02/15/2007				3,556	-	-		3,556	3,556	33.00	-	3,556	-
			886	All-in-One Device	10/15/2007	10/15/2007				1,584	-	-		1,584	1,584	33.00	-	1,584	-
			1059	Gam and Gamma- UPS	11/30/2010	11/30/2010				7,500	-	-		7,500	7,500	33.00	-	7,500	-
			907	10 - Data Safe Monitors	04/06/2008	04/06/2008				11,220	-	-		11,220	11,220	33.00	-	11,220	-
			906	DATESAFE EMC	04/13/2008	04/13/2008				35,427	-	-		35,427	35,427	33.00	-	35,427	-
			902	DATASAFE	02/27/2008	02/27/2008				8,229	-	-		8,229	8,229	33.00	-	8,229	-
Group:	3 - Computers and Office Software
			901	Alltrade	01/31/2008	01/31/2008				26,251	-	-		26,251	26,251	33.00	-	26,251	-
			900	DATASAFE	01/08/2008	01/08/2008				17,389	-	-		17,389	17,389	33.00	-	17,389	-
			899	DATASAFE	01/01/2008	01/01/2008				4,651	-	-		4,651	4,651	33.00	-	4,651	-
			898	Alltrade - Computers	01/01/2008	01/01/2008				2,513	-	-		2,513	2,513	33.00	-	2,513	-
			897	Alltrade	01/01/2008	01/01/2008				17,297	-	-		17,297	17,297	33.00	-	17,297	-
			850	Monitor + Printer and Adapter	03/25/2007	03/25/2007				2,560	-	-		2,560	2,560	33.00	-	2,560	-
			887	All-in-One Device	10/15/2007	10/15/2007				1,727	-	-		1,727	1,727	33.00	-	1,727	-
			909	DATASAFE - LCD IBM	04/01/2008	04/01/2008				55,500	-	-		55,500	55,500	33.00	-	55,500	-
			883	CASE BLACK	10/30/2007	10/30/2007				5,433	-	-		5,433	5,433	33.00	-	5,433	-
			878	PROMISE	10/25/2007	10/25/2007				13,647	-	-		13,647	13,647	33.00	-	13,647	-
			877	22” Screens, Monitor and Arm (978)	10/22/2007	10/22/2007				7,840	-	-		7,840	7,840	33.00	-	7,840	-
			875	IBM SERVER	10/01/2007	10/01/2007				9,432	-	-		9,432	9,432	33.00	-	9,432	-
			874	Laptop Computers	10/01/2007	10/01/2007				25,109	-	-		25,109	25,109	33.00	-	25,109	-
			869	Server - Bezeq Intl.	08/31/2007	08/31/2007				14,215	-	-		14,215	14,215	33.00	-	14,215	-
			862	Alltrade Israel - 3 Laptops	07/17/2007	07/17/2007				10,914	-	-		10,914	10,914	33.00	-	10,914	-
			858	Computer Components	01/01/2007	01/01/2007				13,100	-	-		13,100	13,100	33.00	-	13,100	-
			856	2 Laptops Computers	05/14/2007	05/14/2007				10,610	-	-		10,610	10,610	33.00	-	10,610	-
			888	IBM THINKPAD	10/31/2007	10/31/2007				31,000	-	-		31,000	31,000	33.00	-	31,000	-
			1224	Titanus - Dell Server	01/29/2015	01/29/2015				24,200	-	-		24,200	15,371	33.00	1,997	17,367	6,833
			1268	Alltrade Israel	10/01/2015	10/01/2015				3,757	-	-		3,757	1,550	33.00	310	1,860	1,897
			1267	Alltrade Israel	10/01/2015	10/01/2015				1,565	-	-		1,565	646	33.00	129	775	790
			1265	World of Cinema - 50” LED Monitor	09/09/2015	09/09/2015				1,525	-	-		1,525	660	33.00	126	785	739
			1261	Alltrade-3 PCs	08/11/2015	08/11/2015				5,546	-	-		5,546	2,543	33.00	458	3,001	2,545
			1260	Team Netcom - Lenovo	07/02/2015	07/02/2015				3,324	-	-		3,324	1,642	33.00	274	1,917	1,407
			1251	Alltrade - 3 HP Computers	06/25/2015	06/25/2015				5,470	-	-		5,470	2,738	33.00	451	3,189	2,281
			1231	Alltrade - 5 Lenovos	02/12/2015	02/12/2015				9,171	-	-		9,171	5,702	33.00	757	6,458	2,713
			1230	Titanus - Dell Server	02/10/2015	02/10/2015				2,800	-	-		2,800	1,746	33.00	231	1,977	823
			1055	Gam and Gamma - Hard Disc	11/21/2010	11/21/2010				2,300	-	-		2,300	2,300	33.00	-	2,300	-
			1228	Alltrade - 14 Lenovo Computers	02/04/2015	02/04/2015				25,783	-	-		25,783	16,231	33.00	2,127	18,359	7,424
			1279	Alltrade - IBM Servers	12/03/2015	12/03/2015				5,877	-	-		5,877	2,091	33.00	485	2,575	3,302
			1223	Titanus - 10 Samsung Computer Monitors	01/01/2015	01/01/2015				6,350	-	-		6,350	4,191	33.00	524	4,715	1,635
			1212	Alltrade - 2 Lenovos	11/18/2014	11/18/2014				3,631	-	-		3,631	2,539	33.00	300	2,839	792
			1211	Advice Electronics	11/13/2014	11/13/2014				16,000	-	-		16,000	11,264	33.00	1,320	12,584	3,416
			1210	Alltrade - 4 Lenovos	11/05/2014	11/05/2014				7,208	-	-		7,208	5,127	33.00	595	5,722	1,486
			1206	Titanus - LCD Monitor	10/30/2014	10/30/2014				1,080	-	-		1,080	774	33.00	89	863	217
			1188	Alltrade - 4 Lenovos	09/15/2014	09/15/2014				8,374	-	-		8,374	6,340	33.00	691	7,031	1,343
			1187	Recomp Computers - 3 Lenovos	08/26/2014	08/26/2014				4,350	-	-		4,350	3,373	33.00	359	3,732	618
			1183	Recomp - 11 Lenovo	04/28/2014	04/28/2014				15,950	-	-		15,950	14,080	33.00	1,316	15,396	554
			1170	Recomp Computers - IBM Server	04/28/2014	04/28/2014				12,284	-	-		12,284	10,844	33.00	1,013	11,857	427
			1229	Titanus- 1 IBM	02/04/2015	02/04/2015				7,000	-	-		7,000	4,407	33.00	578	4,984	2,016
			1324	Titanus - Server With No Memory	12/25/2016	12/25/2016				2,050	-	-		2,050	13	33.00	169	182	1,868
			1356	Vcode - 2 Ethernet Cards	01/09/2017	01/09/2017					-	-	1,142	1,142	-	33.00	86	86	1,056
			1353	Titanus 12 Drives	01/01/2017	01/01/2017					-	-	4,615	4,615	-	33.00	381	381	4,235
			1352	Titanus - 10 Computers + Hard Drive	02/08/2017	02/08/2017					-	-	9,150	9,150	-	33.00	440	440	8,710
			1351	Team Netcom - Lexmark Printer	02/23/2017	02/23/2017					-	-	1,500	1,500	-	33.00	50	50	1,450
			1350	Team Netcom - HP Printer	01/08/2017	01/08/2017					-	-	2,452	2,452	-	33.00	187	187	2,265
			1349	Vcode - Ethernet Card	01/09/2017	01/09/2017					-	-	6,160	6,160	-	33.00	464	464	5,695
			1345	Titanus 3 Lenovo Computers	02/14/2017	02/14/2017					-	-	18,540	18,540	-	33.00	783	783	17,757
			1344	Office Depot 6 Computers	01/25/2017	01/25/2017					-	-	7,225	7,225	-	33.00	442	442	6,783
			1333	Titanus - Server + 2 Processors	12/21/2016	12/21/2016				14,742	-	-		14,742	144	33.00	1,216	1,360	13,382
			1273	Alltrade Israel - 5 Lenovos	11/17/2015	11/17/2015				8,845	-	-		8,845	3,276	33.00	730	4,005	4,840
			1331	Titanus Hard Drive - 10 + Batteries	11/22/2016	11/22/2016				8,450	-	-		8,450	302	33.00	697	999	7,451
			1278	Alltrade Israel - 2 HPs	12/02/2015	12/02/2015				3,761	-	-		3,761	1,341	33.00	310	1,651	2,109
			1323	Titanus 3 Lenovo Computers	11/16/2016	11/16/2016				21,384	-	-		21,384	882	33.00	1,764	2,646	18,738
			1320	Software Development - Kitaron	09/18/2016	09/18/2016				18,810	-	-		18,810	1,776	33.00	1,552	3,328	15,482
			1317	Hard Drive - Titanus	04/13/2016	09/01/2016				2,880	-	-		2,880	317	33.00	238	554	2,326
			1303	BM Blechman Mannes-Containers	06/30/2016	06/30/2016				45,668	-	-		45,668	7,577	33.00	3,768	11,345	34,324
			1302	Dakar Medical	06/23/2016	06/23/2016				4,500	-	-		4,500	776	33.00	371	1,147	3,353
			1298	All In Trade - Server	01/25/2016	05/01/2016				6,779	-	-		6,779	1,491	33.00	559	2,051	4,728
			1287	10 LENOVO Computers	01/17/2016	01/17/2016				19,114	-	-		19,114	6,036	33.00	1,577	7,613	11,501
Group:	3 - Computers and Office Software
			1280	Team Netcom 5 LCD monitors	12/13/2015	12/13/2015				2,991	-	-		2,991	1,038	33.00	247	1,284	1,707
			1160	All Trade -- Hitachi	01/19/2014	01/19/2014				2,291	-	-		2,291	2,231	33.00	59	2,291	-
			1332	Titanus - 20 Docking stations	12/08/2016	12/08/2016				9,000	-	-		9,000	192	33.00	743	934	8,066
			1071	Gam and Gamma - LCD	01/23/2011	01/23/2011				950	-	-		950	950	33.00	-	950	-
			1168	Argo Computers - Server	01/11/2014	01/11/2014				4,212	-	-		4,212	3,669	33.00	347	4,017	195
			1089	Argo Computers	07/05/2011	07/05/2011				8,956	-	-		8,956	8,956	33.00	-	8,956	-
			1084	Argo - Disk for server	06/01/2011	06/01/2011				2,639	-	-		2,639	2,639	33.00	-	2,639	-
			1080	MALAM - Lexmark Printer	05/12/2011	05/12/2011				3,188	-	-		3,188	3,188	33.00	-	3,188	-
			1079	Gam and Gamma - 5 T400 laptops	05/05/2011	05/05/2011				18,315	-	-		18,315	18,315	33.00	-	18,315	-
			1078	Gam and Gamma - Docking Station	04/01/2011	04/01/2011				720	-	-		720	720	33.00	-	720	-
			1077	Gam and Gamma - 2 T410 laptops	04/01/2011	04/01/2011				10,000	-	-		10,000	10,000	33.00	-	10,000	-
			1076	Manageware - Server	04/01/2011	04/01/2011				4,727	-	-		4,727	4,727	33.00	-	4,727	-
			1075	Gam and Gamma - 5 T400 laptops	04/01/2011	04/01/2011				19,000	-	-		19,000	19,000	33.00	-	19,000	-
			1091	Argo Computers - WiFi (Routers)	08/21/2011	08/21/2011				6,257	-	-		6,257	6,257	33.00	-	6,257	-
			1072	Argo - 4 Hard disks	01/31/2011	01/31/2011				1,111	-	-		1,111	1,111	33.00	-	1,111	-
			1094	Argo Computers - 2 IBM computers	09/21/2011	09/21/2011				2,606	-	-		2,606	2,606	33.00	-	2,606	-
			1070	Gam and Gamma - 2 LCD	01/19/2011	01/19/2011				1,300	-	-		1,300	1,300	33.00	-	1,300	-
			1069	Argo Computers - UPS	02/13/2011	02/13/2011				4,837	-	-		4,837	4,837	33.00	-	4,837	-
			1068	Gam and Gamma - 10 Docking stations	02/10/2011	02/10/2011				3,300	-	-		3,300	3,300	33.00	-	3,300	-
			1067	Argo Computers - 5 PED monitors	01/23/2011	01/23/2011				4,095	-	-		4,095	4,095	33.00	-	4,095	-
			1066	MALAM Team - Lexmark Printer	01/11/2011	01/11/2011				1,350	-	-		1,350	1,350	33.00	-	1,350	-
			1065	Gam and Gamma - LENOVO Laptop computer	01/03/2011	01/03/2011				3,863	-	-		3,863	3,863	33.00	-	3,863	-
			1062	Gam and Gamma 3 LENOVO computers	12/26/2010	12/26/2010				11,700	-	-		11,700	11,700	33.00	-	11,700	-
			1061	Gam and Gamma - 5 LCD monitors	12/13/2010	12/13/2010				3,750	-	-		3,750	3,750	33.00	-	3,750	-
			1060	MALAM Team 2 LEXMARK Printers	08/01/2010	10/01/2010				4,300	-	-		4,300	4,300	33.00	-	4,300	-
			1073	Gam and Gamma - Docking stations	03/29/2011	03/29/2011				780	-	-		780	780	33.00	-	780	-
			1128	Lenovo Laptops - Purchased in the US	08/13/2012	08/13/2012				20,358	-	-		20,358	20,358	33.00	-	20,358	-
			947	Data Safe	11/06/2008	11/06/2008				1,630	-	-		1,630	1,630	33.00	-	1,630	-
			1152	All Trade - Server	08/14/2013	08/14/2013				4,841	-	-		4,841	4,841	33.00	-	4,841	-
			1150		07/24/2013	07/24/2013				3,251	-	-		3,251	3,251	33.00	-	3,251	-
			1149	Argo Computers - LapAccUps	07/16/2013	07/16/2013				4,286	-	-		4,286	4,286	33.00	-	4,286	-
			1146	All Trade - Projector	06/26/2013	06/26/2013				2,367	-	-		2,367	2,367	33.00	-	2,367	-
			1145	All Trade - Lenovo	06/01/2013	06/01/2013				5,186	-	-		5,186	5,186	33.00	-	5,186	-
			1138	All Trade - 2 Lenovo Computers	04/25/2013	04/25/2013				7,603	-	-		7,603	7,603	33.00	-	7,603	-
			1137	All Trade - IBM Server	04/24/2013	04/24/2013				2,563	-	-		2,563	2,563	33.00	-	2,563	-
			1136	All Trade - 2 IBM Servers	04/22/2013	04/22/2013				9,897	-	-		9,897	9,897	33.00	-	9,897	-
			1090	Gam and Gamma - Laptop	07/21/2011	07/21/2011				4,040	-	-		4,040	4,040	33.00	-	4,040	-
			1131	Argo - 6 Lenovo computers + monitors	08/05/2012	08/05/2012				18,684	-	-		18,684	18,684	33.00	-	18,684	-
			1162	Recomp Computers - 4 Lenovos	03/13/2014	03/13/2014				5,800	-	-		5,800	5,361	33.00	439	5,800	-
			1123	Malam - Lexmark Printer	07/18/2012	07/18/2012				2,500	-	-		2,500	2,500	33.00	-	2,500	-
			1122	Argo Computers - Net and flash disc	07/09/2012	07/09/2012				21,137	-	-		21,137	21,137	33.00	-	21,137	-
			1116	Argo Computers - LED 22” Monitor	06/18/2012	06/18/2012				3,797	-	-		3,797	3,797	33.00	-	3,797	-
			1112	Argo Computers - Server	05/22/2012	05/22/2012				3,235	-	-		3,235	3,235	33.00	-	3,235	-
			1111	BUG - Archos Tablet	04/04/2012	04/04/2012				1,422	-	-		1,422	1,422	33.00	-	1,422	-
			1107	Bo-Dimex Printer	10/06/2011	02/01/2012				2,502	-	-		2,502	2,502	33.00	-	2,502	-
			1100	Argo Computers - 2 Lenovo computers	11/29/2011	11/29/2011				5,176	-	-		5,176	5,176	33.00	-	5,176	-
			1099	Argo Computers - 1 Dell computer	10/01/2011	10/01/2011				3,196	-	-		3,196	3,196	33.00	-	3,196	-
			1098	Argo Computers - 4 Dell computers	10/01/2011	10/01/2011				12,898	-	-		12,898	12,898	33.00	-	12,898	-
			1135	All Trade - Lenovo laptop	04/18/2013	04/18/2013				3,806	-	-		3,806	3,806	33.00	-	3,806	-
			766	LCD Monitor 19”	02/27/2006	02/27/2006				1,898	-	-		1,898	1,898	33.00	-	1,898	-
			787	Laptop Computer	06/12/2006	06/12/2006				16,990	-	-		16,990	16,990	33.00	-	16,990	-
			786	Palm Computer	03/07/2006	03/07/2006				2,145	-	-		2,145	2,145	33.00	-	2,145	-
			949	Data Safe	11/06/2008	11/06/2008				25,550	-	-		25,550	25,550	33.00	-	25,550	-
			790	InkJet Printer	06/20/2006	06/20/2006				1,680	-	-		1,680	1,680	33.00	-	1,680	-
			781	Palm Computers	05/28/2006	05/28/2006				3,149	-	-		3,149	3,149	33.00	-	3,149	-
			768	2 Palm Computers and three navigational programs	02/16/2006	02/16/2006				6,673	-	-		6,673	6,673	33.00	-	6,673	-
			767	LCD Monitor 19”	02/27/2006	02/27/2006				1,898	-	-		1,898	1,898	33.00	-	1,898	-
			765	Computer	01/22/2006	01/22/2006				12,843	-	-		12,843	12,843	33.00	-	12,843	-
			764	LCD Monitor 17”	01/01/2006	01/01/2006				1,300	-	-		1,300	1,300	33.00	-	1,300	-
Total	Group:	3 - Computers and Office Software								3,264,081	-	-	50,785	3,314,866	3,061,840		31,748	3,093,588	221,278
Group:	3 - Computers and Office Software

Group:	4 - Leasehold Improvements.
			958	Optum	10/30/2008	01/20/2009				5,714	-	-		5,714	4,542	10.00	143	4,685	1,029
			895	Optum - Ofek 4	01/30/2008	01/20/2009				5,714	-	-		5,714	4,542	10.00	143	4,685	1,029
			1022	Shemer Electrical - Work	12/29/2009	12/29/2009				3,400	-	-		3,400	2,383	10.00	85	2,468	932
			894	Architect Rami Ron - Ofek 4	01/03/2008	01/20/2009				28,500	-	-		28,500	22,654	10.00	713	23,367	5,133
			893	Optum - Ofek 4	01/01/2008	01/20/2009				5,714	-	-		5,714	4,542	10.00	143	4,685	1,029
			892	Optum - Ofek 4	11/30/2007	11/30/2007				5,714	-	-		5,714	-	-	-	-	5,714
			891	Optum - Ofek 4	10/30/2007	08/01/2008				5,714	-	-		5,714	-	-	-	-	5,714
			890	Optum - Ofek 4	10/01/2007	08/01/2008				5,714	-	-		5,714	-	-	-	-	5,714
			889	Architect Rami Ron - Ofek 4	11/15/2007	08/01/2008				19,000	-	-		19,000	-	-	-	-	19,000
			955	Shemer Electrical	10/01/2008	01/20/2009				54,546	-	-		54,546	43,358	10.00	1,364	44,721	9,824
			1164	Shemer Electronics	03/12/2014	03/12/2014				5,000	-	-		5,000	1,402	10.00	125	1,527	3,473
			957	Architect Rami Ron	10/23/2008	01/20/2009				9,500	-	-		9,500	7,551	10.00	238	7,789	1,711
			1184	Alpine Systems - Fire Extinguishing Systems	06/30/2014	06/30/2014				6,150	-	-		6,150	1,539	10.00	154	1,693	4,457
			959	Moked Amon - Security	10/31/2008	01/20/2009				4,511	-	-		4,511	3,586	10.00	113	3,699	812
			960	Shemer Electrical	12/15/2008	01/20/2009				29,170	-	-		29,170	23,187	10.00	729	23,916	5,254
			961	Optum	12/30/2008	01/20/2009				11,428	-	-		11,428	9,084	10.00	286	9,370	2,058
			1242	Shemer Electronics	04/01/2015	04/01/2015				3,430	-	-		3,430	600	10.00	86	686	2,744
			1269	Shemer Electronics	10/15/2015	10/15/2015				25,214	-	-		25,214	3,057	10.00	630	3,687	21,527
			1243	Shemer Electronics	04/01/2015	04/01/2015				10,851	-	-		10,851	1,899	10.00	271	2,170	8,681
			1064	Kochav Zoheir - Concrete Wall Construction	12/31/2010	12/31/2010				13,500	-	-		13,500	8,104	10.00	338	8,441	5,059
			499	Alarm System	07/22/1998	07/22/1998				7,413	-	-		7,413	7,413	14.00	-	7,413	-
			939	Optum - Ofek 4	07/30/2008	01/20/2009				5,714	-	-		5,714	4,542	10.00	143	4,685	1,029
			500	Blinds	07/28/1998	07/28/1998				8,200	-	-		8,200	8,200	14.00	-	8,200	-
			956	Optum	10/01/2008	01/20/2009				5,714	-	-		5,714	4,542	10.00	143	4,685	1,029
			1115	Zoher A. Zoher - Construction of Ramp	05/16/2012	05/16/2012				3,000	-	-		3,000	1,388	10.00	75	1,463	1,537
			938	Architect Rami Ron	07/08/2008	01/20/2009				22,000	-	-		22,000	17,488	10.00	550	18,038	3,962
			936	Status 4 You - Furniture	09/22/2008	01/21/2009				47,960	-	-		47,960	38,110	10.00	1,199	39,309	8,651
			940	Architect Rami Ron	08/10/2008	01/20/2009				14,250	-	-		14,250	11,327	10.00	356	11,683	2,567
			941	Optum - Ofek 4	08/30/2008	01/20/2009				5,714	-	-		5,714	4,542	10.00	143	4,685	1,029
			1086	Art Kor Air Conditioning	06/19/2011	06/19/2011				10,730	-	-		10,730	5,937	10.00	268	6,206	4,524
			1074	Shemer Electronics	02/21/2011	02/21/2011				2,200	-	-		2,200	1,289	10.00	55	1,344	856
			921	Optum - Ofek 4	06/30/2008	01/20/2009				5,714	-	-		5,714	4,542	10.00	143	4,685	1,029
			920	Optum - Ofek 4	05/30/2008	01/20/2009				5,714	-	-		5,714	4,542	10.00	143	4,685	1,029
			919	Optum - Ofek 4	04/30/2008	01/20/2009				5,714	-	-		5,714	4,542	10.00	143	4,685	1,029
			918	Optum - Ofek 4	04/01/2008	01/20/2009				5,714	-	-		5,714	4,542	10.00	143	4,685	1,029
			896	Architect Rami Ron - Ofek 4	02/04/2008	01/20/2009				14,250	-	-		14,250	11,327	10.00	356	11,683	2,567
			1102	Futon Radiation Protection	11/30/2011	11/30/2011				11,200	-	-		11,200	5,696	10.00	280	5,976	5,224
			1190	Hamami Yinon - Electricity	08/31/2014	08/31/2014				3,100	-	-		3,100	724	10.00	77	802	2,298
			1124	Hamami Yinon - Electrical Work	07/01/2012	07/01/2012				5,670	-	-		5,670	2,552	10.00	142	2,693	2,977
			1125	Shemer Electrical	07/11/2012	07/11/2012				4,464	-	-		4,464	1,997	10.00	112	2,108	2,356
			1126	Hamami Yinon - Electrical Work	07/25/2012	07/25/2012				3,345	-	-		3,345	1,484	10.00	84	1,567	1,778
			1132	Shemer Electrical	11/12/2012	11/12/2012				2,655	-	-		2,655	1,328	10.00	66	1,394	1,261
			1027	Hamami Yinon - Electrical Work	01/31/2010	01/31/2010				17,025	-	-		17,025	11,780	10.00	426	12,206	4,819
			1155	Hamami Yinon	11/19/2013	11/19/2013				5,090	-	-		5,090	1,586	10.00	127	1,714	3,376
			1161	Shemer Electrical	01/06/2014	01/06/2014				7,005	-	-		7,005	2,092	10.00	175	2,267	4,738
			1171	Ron Har Architect	06/18/2014	06/18/2014				4,750	-	-		4,750	1,205	10.00	119	1,323	3,427
			1179	Ron Har Architect	07/13/2014	07/13/2014				9,500	-	-		9,500	2,344	10.00	238	2,582	6,918
			1255	Shemer Electronics	07/30/2015	07/30/2015				41,513	-	-		41,513	5,903	10.00	1,038	6,941	34,572
			917	Optum - Ofek 4	04/01/2008	01/20/2009				5,714	-	-		5,714	4,542	10.00	143	4,685	1,029
			1014	Shemer Electronics - Electrical and Communications Works	07/06/2009	07/06/2009				43,299	-	-		43,299	32,416	10.00	1,082	33,499	9,800
			993	El-Av	01/15/2009	01/15/2009				13,315	-	-		13,315	10,602	10.00	333	10,935	2,380
			1330	S.M.R. Electrical Works and Conference Rooms Construction	11/23/2016	11/23/2016				76,194	-	-		76,194	804	10.00	1,905	2,709	73,485
			1315	Shlomi Design Plasterboard Conference Rooms	08/21/2016	09/01/2016				15,200	-	-		15,200	507	10.00	380	887	14,313
			1316	Shiltomat - Office Signage Engraving	09/13/2016	09/13/2016				2,700	-	-		2,700	81	10.00	68	149	2,552
			995	Livni-Plast Neon Signs	01/28/2009	01/28/2009				7,800	-	-		7,800	6,183	10.00	195	6,378	1,422
			996	Optum	01/30/2009	01/30/2009				9,572	-	-		9,572	7,583	10.00	239	7,822	1,750
			997	Shemer Electronics	02/12/2009	02/12/2009				65,782	-	-		65,782	51,862	10.00	1,645	53,507	12,275
			992	Lahav	01/15/2009	01/15/2009				14,800	-	-		14,800	11,784	10.00	370	12,154	2,646
			501	Structural Improvements	08/01/1998	08/01/1998				14,600	-	-		14,600	14,600	14.00	-	14,600	-
			561	Parquet	12/03/2004	12/03/2004				6,600	-	-		6,600	6,600	100.00	-	6,600	-
Group:	4 - Leasehold Improvements.
			1003	Amnor Caesarea	04/01/2009	04/01/2009				32,505	-	-		32,505	25,191	10.00	813	26,004	6,501
			1004	Hamami Yinon	05/01/2009	05/01/2009				5,400	-	-		5,400	4,140	10.00	135	4,275	1,125
			1005	Hamami Yinon	05/20/2009	05/20/2009				5,900	-	-		5,900	4,493	10.00	148	4,641	1,259
			1042	Hermonit - Evaporator Installation	04/01/2010	04/01/2010				5,500	-	-		5,500	3,713	10.00	137	3,850	1,650
			1326	Shemer Electrical Works	07/30/2016	07/30/2016				1,545	-	-		1,545	65	10.00	39	104	1,441
			1327	Parquet - Praktico	11/01/2016	11/01/2016				1,643	-	-		1,643	27	10.00	41	68	1,574
			1328	Shemer Monitoring Works	11/23/2016	11/23/2016				3,690	-	-		3,690	39	10.00	92	131	3,559
			1329	Shemer Electrical Works	11/23/2016	11/23/2016				1,825	-	-		1,825	19	10.00	46	65	1,760
			1015	Shemer Electronics - Electrical and Communications Works	08/30/2009	08/30/2009				6,793	-	-		6,793	4,985	10.00	170	5,155	1,638
			1296	Parquet First Floor	04/17/2016	04/17/2016				3,090	-	-		3,090	218	10.00	77	295	2,794
			1348	Shemer - Network Points in Production	01/15/2017	01/15/2017					-	-	1,360	1,360	-	10.00	29	29	1,331
			994	Leanne Marble	01/20/2009	01/20/2009				8,855	-	-		8,855	7,039	10.00	221	7,260	1,595
			962	Architect Rami Ron	12/31/2008	01/20/2009				9,500	-	-		9,500	7,551	10.00	238	7,789	1,711
			1306	Ofer Storliro - Conference Room	08/21/2016	08/21/2016				1,000	-	-		1,000	36	10.00	25	61	939
			989	Shemer Electronics	01/08/2009	01/08/2009				20,000	-	-		20,000	15,962	10.00	500	16,462	3,538
			1347	Moked Amon - Alarm System	11/30/2016	01/01/2017				4,171	-	-		4,171	-	10.00	104	104	4,067
			990	Lior Shemer - Furniture	01/12/2009	01/12/2009				70,000	-	-		70,000	55,793	10.00	1,750	57,543	12,457
			1016	Shemer Electronics - Electrical and Communications Works	08/30/2009	08/30/2009				1,710	-	-		1,710	1,255	10.00	43	1,298	412
			991	Shemer Electronics	01/14/2009	01/14/2009				20,000	-	-		20,000	15,930	10.00	500	16,430	3,570
			1063	Shemer Electrical Works	12/29/2010	12/29/2010				7,195	-	-		7,195	4,323	10.00	180	4,503	2,692
			552	Carpet	09/21/2000	09/21/2000				2,260	-	-		2,260	2,260	100.00	-	2,260	-
			1021	Shemer Electrical - Work	10/04/2009	10/04/2009				3,400	-	-		3,400	2,462	10.00	85	2,547	853
			982	Pinchas - Kitchen Sink	01/15/2009	01/15/2009				3,000	-	-		3,000	2,389	10.00	75	2,464	536
Total	Group:	4 - Leasehold Improvements.								1,038,359	-	-	1,360	1,039,719	620,451		24,108	644,558	395,161
Group:	5 - Tools.
			659	QCC Credit	08/10/2001	08/10/2001				(149)	-	-		(149)	(149)	15.00	-	(149)	-
			660	Function Generator, Oscilloscope, Gauge	08/14/2001	08/14/2001				991	-	-		991	991	15.00	-	991	-
			680	Tools	07/15/2002	07/15/2002				615	-	-		615	615	15.00	-	615	-
			661	Gallon of antistatic wax	08/21/2001	08/21/2001				336	-	-		336	336	15.00	-	336	-
			681	Tools	07/25/2002	07/25/2002				9,388	-	-		9,388	9,388	15.00	-	9,388	-
			684	U.BAR RING Molds	09/30/2002	09/30/2002				1,944	-	-		1,944	1,944	15.00	-	1,944	-
			683	Frames - Lab Equipment	08/14/2002	08/14/2002				2,600	-	-		2,600	2,600	15.00	-	2,600	-
			682	Molds	07/31/2002	07/31/2002				2,350	-	-		2,350	2,350	15.00	-	2,350	-
			664	Set of Molds	10/30/2001	10/30/2001				16,990	-	-		16,990	16,990	15.00	-	16,990	-
			662	Superglue	09/05/2001	09/05/2001				20	-	-		20	20	15.00	-	20	-
			666	Container	01/01/2002	01/01/2002				2,640	-	-		2,640	2,640	15.00	-	2,640	-
			658	Electric Digital Pressure Gauge	08/10/2001	08/10/2001				122	-	-		122	122	15.00	-	122	-
			672	Tools-Microchip	03/17/2002	03/17/2002				874	-	-		874	874	15.00	-	874	-
			671	Triplex-RSC DW	02/28/2002	02/28/2002				1,053	-	-		1,053	1,053	15.00	-	1,053	-
			670	Tools - Microchip HaGolan	02/27/2002	02/27/2002				1,748	-	-		1,748	1,748	15.00	-	1,748	-
			674	Molds - Castings	04/25/2002	04/25/2002				20,496	-	-		20,496	20,496	15.00	-	20,496	-
			669	Molds - Castings	01/31/2002	01/31/2002				3,696	-	-		3,696	3,696	15.00	-	3,696	-
			677	Lab Equipment	05/13/2002	05/13/2002				1,750	-	-		1,750	1,750	15.00	-	1,750	-
			667	Lamination press thimble	01/01/2002	01/01/2002				1,720	-	-		1,720	1,720	15.00	-	1,720	-
			655	SAFETY SET-UP	07/22/2001	07/22/2001				1,577	-	-		1,577	1,577	15.00	-	1,577	-
			675	Palettes Dolly	04/30/2002	04/30/2002				3,150	-	-		3,150	3,150	7.00	-	3,150	-
			665	Molds	01/01/2002	01/01/2002				2,083	-	-		2,083	2,083	15.00	-	2,083	-
			657	Amtek	08/07/2001	08/07/2001				491	-	-		491	491	15.00	-	491	-
			663	Changes in Molds	09/30/2001	09/30/2001				2,175	-	-		2,175	2,175	15.00	-	2,175	-
			673	Tools - Microchip HaGolan	04/01/2002	04/01/2002				2,640	-	-		2,640	2,640	15.00	-	2,640	-
			656	Tools - MBA Hazorea	07/31/2001	07/31/2001				2,988	-	-		2,988	2,988	15.00	-	2,988	-
			679	Molds	06/30/2002	06/30/2002				4,293	-	-		4,293	4,293	15.00	-	4,293	-
			668	Molds	01/31/2002	01/31/2002				64,680	-	-		64,680	64,680	15.00	-	64,680	-
			1308	Koby Greenberg Molds Supervision	03/01/2017	03/01/2017					-	-	2,400	2,400	-	-	-	-	2,400
			1308	Blechman 163133 Molds	11/30/2016	11/30/2016				19,495	-	-		19,495	-	-	-	-	19,495
			1319	ThorLab Spectometer 4	01/01/2017	02/19/2017					-	-	34,688	34,688	-	15.00	588	588	34,099
			1319	FESTO	06/01/2016	02/19/2017				408	-	-		408	-	15.00	7	7	401
			1319	FESTO	12/01/2016	02/19/2017				5,475	-	-		5,475	-	15.00	93	93	5,382
			1319	M.M.D. 455 P- 1007	08/09/2016	02/19/2017				1,200	-	-		1,200	-	15.00	20	20	1,180
			796	Molds	06/29/2006	06/29/2006				6,258	-	-		6,258	6,258	15.00	-	6,258	-
			1319	LED Checking Device P-1007 MMD 517	09/05/2016	09/05/2016				7,050	-	-		7,050	-	-	-	-	7,050
			795	Mold - Pressure Installation	07/31/2006	07/31/2006				2,376	-	-		2,376	2,376	15.00	-	2,376	-
			1308	Kobi Greenberg - Mold Manufacturing Supervision	01/01/2017	01/01/2017					-	-	5,400	5,400	-	-	-	-	5,400
			1308	MMD Microchip Machining 468 Molds	06/02/2016	06/02/2016				600	-	-		600	-	-	-	-	600
			1308	Kobi Greenberg 558 Molds	10/01/2016	10/01/2016				6,000	-	-		6,000	-	-	-	-	6,000
			1308	Kobi Greenberg 572 Molds	12/01/2016	12/01/2016				4,800	-	-		4,800	-	-	-	-	4,800
			1308	Kobi Greenberg 565 Molds	11/01/2016	11/01/2016				3,600	-	-		3,600	-	-	-	-	3,600
			715	CADCAM Industries	02/28/2005	02/28/2005				9,880	-	-		9,880	9,880	15.00	-	9,880	-
			1319	M.M.D. 472 P- 1007	06/16/2016	02/19/2017				3,150	-	-		3,150	-	15.00	53	53	3,097
			754	Silicone Seal Mold	09/30/2005	09/30/2005				5,728	-	-		5,728	5,728	15.00	-	5,728	-
			1360	Koby Greenberg Molds Supervision	02/01/2017	02/01/2017					-	-	4,800	4,800	-	15.00	120	120	4,680
			1358	Yerucham Automation	03/14/2017	03/14/2017					-	-	310	310	-	15.00	2	2	308
			1357	MMD Machining HS 593	02/27/2017	02/27/2017					-	-	5,000	5,000	-	15.00	67	67	4,933
			758	INTERNAL RING Mold	11/30/2005	11/30/2005				6,934	-	-		6,934	6,934	15.00	-	6,934	-
			757	INTERNAL RING Mold	11/13/2005	11/13/2005				7,021	-	-		7,021	7,021	15.00	-	7,021	-
			797	Molds	06/29/2006	06/29/2006				36,366	-	-		36,366	36,366	15.00	-	36,366	-
			755	Molds - CADCAM	12/25/2005	12/25/2005				19,236	-	-		19,236	19,236	15.00	-	19,236	-
			1308	Blechman 163135 Molds	11/30/2016	11/30/2016				9,090	-	-		9,090	-	-	-	-	9,090
			753	Silicone Seal Mold	08/10/2005	08/10/2005				5,646	-	-		5,646	5,646	15.00	-	5,646	-
			752	Template	12/12/2005	12/12/2005				950	-	-		950	950	15.00	-	950	-
			750	Oil-Free Compressor	09/22/2005	09/22/2005				5,500	-	-		5,500	5,500	15.00	-	5,500	-
			1343	Gig's upgrade	12/12/2016	12/12/2016				219	-	-		219	2	15.00	8	10	209
			1338	Farnell - Smoke Extractor	11/30/2016	11/30/2016				2,952	-	-		2,952	38	15.00	111	149	2,803
			794	Mold Manufacturing	07/31/2006	07/31/2006				2,218	-	-		2,218	2,218	15.00	-	2,218	-
			756	Molds - Blechman Mannes	09/29/2005	09/29/2005				29,685	-	-		29,685	29,685	15.00	-	29,685	-
Group:	5 - Tools.
			692	Molds - Blechman Mannes	12/30/2004	12/30/2004				37,731	-	-		37,731	37,731	15.00	-	37,731	-
			1308	GTI Tiran 01/000951	11/21/2016	11/21/2016				900	-	-		900	-	-	-	-	900
			779	SEAL SILICON MOLD	03/26/2006	03/26/2006				4,915	-	-		4,915	4,915	15.00	-	4,915	-
			780	TAB BOTTOM MOLD	05/01/2006	05/01/2006				12,383	-	-		12,383	12,383	15.00	-	12,383	-
			717	INTERNAL RING MOLDS	01/20/2005	01/20/2005				15,568	-	-		15,568	15,568	15.00	-	15,568	-
			676	Molds - Castings	05/07/2002	05/07/2002				2,922	-	-		2,922	2,922	15.00	-	2,922	-
			776	Molds	02/23/2006	02/23/2006				4,948	-	-		4,948	4,948	15.00	-	4,948	-
			654	Silica 1/2 Unit	07/16/2001	07/16/2001				383	-	-		383	383	15.00	-	383	-
			728	Air Compressor	03/15/2005	03/15/2005				2,327	-	-		2,327	2,327	15.00	-	2,327	-
			691	Molds - Blechman Mannes	11/24/2004	11/24/2004				39,330	-	-		39,330	39,330	15.00	-	39,330	-
			690	Molds - Microchip HaGolan	04/28/2004	04/28/2004				3,618	-	-		3,618	3,618	15.00	-	3,618	-
			689	Molds - Blechman Mannes	07/31/2003	07/31/2003				5,049	-	-		5,049	5,049	15.00	-	5,049	-
			688	Molds - Blechman Mannes	02/07/2003	02/07/2003				4,925	-	-		4,925	4,925	15.00	-	4,925	-
			687	U-BAR RING Mold	03/19/2003	03/19/2003				7,319	-	-		7,319	7,319	15.00	-	7,319	-
			686	Molds	02/28/2003	02/28/2003				3,250	-	-		3,250	3,250	15.00	-	3,250	-
			716	THIMBLE Molds	01/12/2005	01/12/2005				13,915	-	-		13,915	13,915	15.00	-	13,915	-
			800	Molds	06/15/2006	06/15/2006				13,038	-	-		13,038	13,038	15.00	-	13,038	-
			1308	Blechman 163134 Molds	11/30/2016	11/30/2016				22,086	-	-		22,086	-	-	-	-	22,086
			1308	Kobi Greenberg 546 Molds	08/01/2016	08/01/2016				5,400	-	-		5,400	338	15.00	203	540	4,860
			1308	Blechman - Molds 163114	10/10/2016	10/10/2016				43,659	-	-		43,659	-	-	-	-	43,659
			1308	Molds - Project 2052-7 Blechman	08/29/2016	08/29/2016				130,414	-	-		130,414	-	-	-	-	130,414
			798	Molds	07/24/2006	07/24/2006				26,748	-	-		26,748	26,748	15.00	-	26,748	-
			777	Pressure Gauge	02/28/2006	02/28/2006				13,160	-	-		13,160	13,160	15.00	-	13,160	-
			740	Molds	06/30/2005	06/30/2005				20,536	-	-		20,536	20,536	15.00	-	20,536	-
			685	Molds - R.A. CADCAM	10/14/2002	10/14/2002				18,278	-	-		18,278	18,278	15.00	-	18,278	-
			771	TAB TOP	01/01/2006	01/01/2006				19,188	-	-		19,188	19,188	15.00	-	19,188	-
			772	JIG DUPLICATION	01/23/2006	01/23/2006				2,727	-	-		2,727	2,727	15.00	-	2,727	-
			1240	Epsilon Tools Industries	03/26/2015	03/26/2015				5,725	-	-		5,725	3,337	33.00	472	3,809	1,916
			773	Molds	01/09/2006	01/09/2006				6,452	-	-		6,452	6,452	15.00	-	6,452	-
			774	Molds	01/01/2006	01/01/2006				38,640	-	-		38,640	38,640	15.00	-	38,640	-
			775	Molds	02/23/2006	02/23/2006				39,581	-	-		39,581	39,581	15.00	-	39,581	-
			799	Molds	07/28/2006	07/28/2006				43,394	-	-		43,394	43,394	15.00	-	43,394	-
			653	Graphic Design for Adhesive Tape	07/09/2001	07/09/2001				1,049	-	-		1,049	1,049	15.00	-	1,049	-
			628	Knife	01/10/2001	01/10/2001				51	-	-		51	51	15.00	-	51	-
			607	Belt Checking Machine	08/07/2000	08/07/2000				1,975	-	-		1,975	1,975	15.00	-	1,975	-
			608	Crate and lid	08/15/2000	08/15/2000				697	-	-		697	697	15.00	-	697	-
			609	Oklit Tools	08/29/2000	08/29/2000				3,814	-	-		3,814	3,814	15.00	-	3,814	-
			880	NETA LAZAROVIZ	10/01/2007	10/01/2007				1,263	-	-		1,263	1,263	15.00	-	1,263	-
			610	Hook	08/31/2000	08/31/2000				1,315	-	-		1,315	1,315	15.00	-	1,315	-
			611	Rolls Box	09/18/2000	09/18/2000				590	-	-		590	590	15.00	-	590	-
			612	D.C. Pack Tools	09/18/2000	09/18/2000				1,142	-	-		1,142	1,142	15.00	-	1,142	-
			613	Hook	09/19/2000	09/19/2000				185	-	-		185	185	15.00	-	185	-
			614	Argaz [Crate]	09/20/2000	09/20/2000				1,606	-	-		1,606	1,606	15.00	-	1,606	-
			605	Silicone Containers	06/27/2000	06/27/2000				840	-	-		840	840	15.00	-	840	-
			615	Overall	09/30/2000	09/30/2000				412	-	-		412	412	15.00	-	412	-
			866	Molds Blechman Mannes	08/30/2007	08/30/2007				3,085	-	-		3,085	3,085	15.00	-	3,085	-
			617	FARNELL	10/19/2000	10/19/2000				1,806	-	-		1,806	1,806	15.00	-	1,806	-
			618	Rolls Box	10/26/2000	10/26/2000				166	-	-		166	166	15.00	-	166	-
			619	Arrow/Rapak Tools	11/01/2000	11/01/2000				172	-	-		172	172	15.00	-	172	-
			620	Tal-Mir Tools	11/01/2000	11/01/2000				582	-	-		582	582	15.00	-	582	-
			621	Motinit - Tools	11/05/2000	11/05/2000				1,004	-	-		1,004	1,004	15.00	-	1,004	-
			622	Knife	11/05/2000	11/05/2000				12	-	-		12	12	15.00	-	12	-
			623	Transportation Mold	11/06/2000	11/06/2000				3,500	-	-		3,500	3,500	15.00	-	3,500	-
			624	Stati Tech Tools	11/12/2000	11/12/2000				412	-	-		412	412	15.00	-	412	-
			625	Multimeter	11/14/2000	11/14/2000				765	-	-		765	765	15.00	-	765	-
			626	FARNELL Clock	12/06/2000	12/06/2000				3,325	-	-		3,325	3,325	15.00	-	3,325	-
			627	Digital Caliber	12/07/2000	12/07/2000				1,319	-	-		1,319	1,319	15.00	-	1,319	-
			678	Tools	06/16/2002	06/16/2002				692	-	-		692	692	15.00	-	692	-
			596	Talmir Timer	01/31/2000	01/31/2000				829	-	-		829	829	15.00	-	829	-
			586	EAGLE TECH	05/31/1999	05/31/1999				5,028	-	-		5,028	5,028	15.00	-	5,028	-
Group:	5 - Tools.
			587	SKYNET	06/08/1999	06/08/1999				388	-	-		388	388	15.00	-	388	-
			588	LCD Monitor	06/29/1999	06/29/1999				489	-	-		489	489	15.00	-	489	-
			825	Molds	01/01/2007	01/01/2007				17,230	-	-		17,230	17,230	15.00	-	17,230	-
			826	Injection Molding	02/28/2007	02/28/2007				7,610	-	-		7,610	7,610	15.00	-	7,610	-
			589	Differences	06/30/1999	06/30/1999				223	-	-		223	223	15.00	-	223	-
			590	Equipment	07/06/1999	07/06/1999				36,553	-	-		36,553	36,553	10.00	-	36,553	-
			591	Digital Equipment	09/22/1999	09/22/1999				7,553	-	-		7,553	7,553	15.00	-	7,553	-
			592	Equipment	09/22/1999	09/22/1999				985	-	-		985	985	10.00	-	985	-
			593	Scales	10/17/1999	10/17/1999				1,665	-	-		1,665	1,665	15.00	-	1,665	-
			606	Metalwork and Shelving	07/31/2000	07/31/2000				8,983	-	-		8,983	8,983	15.00	-	8,983	-
			595	Oscilloscope - Network	01/01/2000	01/01/2000				13,426	-	-		13,426	13,426	15.00	-	13,426	-
			616	Arosper Tools	09/30/2000	09/30/2000				135	-	-		135	135	15.00	-	135	-
			597	Lilitech Tools	04/04/2000	04/04/2000				1,132	-	-		1,132	1,132	15.00	-	1,132	-
			845	Molds	03/28/2007	03/28/2007				2,295	-	-		2,295	2,295	15.00	-	2,295	-
			598	Soldering Station	04/04/2000	04/04/2000				2,433	-	-		2,433	2,433	15.00	-	2,433	-
			599	Rubber Mat	04/04/2000	04/04/2000				529	-	-		529	529	15.00	-	529	-
			600	Magnifying Glass	04/05/2000	04/05/2000				283	-	-		283	283	15.00	-	283	-
			601	Multimeter	04/09/2000	04/09/2000				1,264	-	-		1,264	1,264	15.00	-	1,264	-
			855	USB Adapter	06/07/2007	06/07/2007				8,607	-	-		8,607	8,607	15.00	-	8,607	-
			602	Tal-Mir Tools	05/29/2000	05/29/2000				300	-	-		300	300	15.00	-	300	-
			857	Aluminum Sheet	06/30/2007	06/30/2007				1,000	-	-		1,000	1,000	15.00	-	1,000	-
			603	Dan-El Tools	06/18/2000	06/18/2000				16,183	-	-		16,183	16,183	15.00	-	16,183	-
			604	HMWAF	06/27/2000	06/27/2000				143	-	-		143	143	15.00	-	143	-
			594	Communications Cable	12/15/1999	12/15/1999				501	-	-		501	501	10.00	-	501	-
			635	Bridge Connector	02/28/2001	02/28/2001				400	-	-		400	400	15.00	-	400	-
			631	Chest of Drawers	01/26/2001	01/26/2001				5,328	-	-		5,328	5,328	7.00	-	5,328	-
			651	D.C. Pack - Bags	06/28/2001	06/28/2001				446	-	-		446	446	15.00	-	446	-
			650	D.C. Pack	06/28/2001	06/28/2001				1,976	-	-		1,976	1,976	15.00	-	1,976	-
			632	Keter	02/13/2001	02/13/2001				261	-	-		261	261	15.00	-	261	-
			649	Knife Blade	06/11/2001	06/11/2001				262	-	-		262	262	15.00	-	262	-
			648	Silicone Books	05/31/2001	05/31/2001				16	-	-		16	16	15.00	-	16	-
			647	Scales Calibration	05/31/2001	05/31/2001				200	-	-		200	200	15.00	-	200	-
			646	Syringe	05/29/2001	05/29/2001				190	-	-		190	190	15.00	-	190	-
			644	Tal-Mir Tools	05/01/2001	05/01/2001				76	-	-		76	76	15.00	-	76	-
			630	D.C.Pack Botanical Distribution Installation	01/24/2001	01/24/2001				(644)	-	-		(644)	(644)	15.00	-	(644)	-
			634	Keter	02/27/2001	02/27/2001				321	-	-		321	321	15.00	-	321	-
			645	Arkalit	05/29/2001	05/29/2001				948	-	-		948	948	7.00	-	948	-
			636	Keter	03/07/2001	03/07/2001				184	-	-		184	184	15.00	-	184	-
			637	Tools	03/14/2001	03/14/2001				588	-	-		588	588	15.00	-	588	-
			638	D.C. Packaging	03/28/2001	03/28/2001				337	-	-		337	337	7.00	-	337	-
			643	Eran Design	03/31/2001	03/31/2001				2,306	-	-		2,306	2,306	15.00	-	2,306	-
			741	EXTERNAL RING Molds	08/23/2005	08/23/2005				16,953	-	-		16,953	16,953	15.00	-	16,953	-
			642	Module	03/31/2001	03/31/2001				64,124	-	-		64,124	64,124	15.00	-	64,124	-
			639	D.C.Pack - Credit	03/28/2001	03/28/2001				(50)	-	-		(50)	(50)	15.00	-	(50)	-
			640	Motinit Connectors	03/29/2001	03/29/2001				64	-	-		64	64	7.00	-	64	-
			641	Module	03/31/2001	03/31/2001				1,431	-	-		1,431	1,431	15.00	-	1,431	-
			629	Rubber Mat	01/22/2001	01/22/2001				326	-	-		326	326	15.00	-	326	-
			633	Overall	02/19/2001	02/19/2001				1,806	-	-		1,806	1,806	15.00	-	1,806	-
			652	Kal Pack Shell	07/03/2001	07/03/2001				166	-	-		166	166	15.00	-	166	-
Total	Group:	5 - Tools.								1,229,161	-	-	52,598	1,281,758	960,652		1,745	962,397	319,361
Group:	7 - Computers USA
			694	Computer	10/17/1998	10/17/1998				11,336	-	-		11,336	11,336	33.00	-	11,336	-
			693	Computer + printer	10/11/1998	10/11/1998				7,418	-	-		7,418	7,418	33.00	-	7,418	-
Total	Group:	7 - Computers USA								18,754	-	-	-	18,754	18,754		-	18,754	-
Group:	8 - Marketing - Computers
			696	4 Intel Computers	05/09/2000	05/09/2000				25,256	-	-		25,256	25,256	33.00	-	25,256	-
			695	Project 8	06/01/1999	06/01/1999				2,750	-	-		2,750	2,750	33.00	-	2,750	-
			782	IBM X60S Laptop Computer	04/23/2006	04/23/2006				11,174	-	-		11,174	11,174	33.00	-	11,174	-
			817	IBM Laptop Computer	01/01/2007	01/01/2007				6,345	-	-		6,345	6,345	33.00	-	6,345	-
			699	NCR CD	03/28/2001	03/28/2001				2,150	-	-		2,150	2,150	33.00	-	2,150	-
			697	Computer	05/17/2000	05/17/2000				5,568	-	-		5,568	5,568	33.00	-	5,568	-
			701	Laptop (Gary Sagiv)	05/20/2004	05/20/2004				6,282	-	-		6,282	6,282	33.00	-	6,282	-
Total	Group:	8 - Marketing - Computers								59,524	-	-	-	59,524	59,524		-	59,524	-
Group:	9 - Computers - Scientist
			709	2 Laptops Computers	01/01/2005	01/01/2005				8,988	-	-		8,988	8,988	33.00	-	8,988	-
			719	Computer + Monitor	02/09/2005	02/09/2005				3,142	-	-		3,142	3,142	33.00	-	3,142	-
			704	2 IBM Laptop Computers	02/11/2004	02/11/2004				20,054	-	-		20,054	20,054	33.00	-	20,054	-
			718	Repair to Asset 456 - Laptop Computer	01/01/2005	01/01/2005				(493)	-	-		(493)	(493)	33.00	-	(493)	-
			456	IBM Laptop Computer	12/02/2003	12/02/2003				9,938	-	-		9,938	9,938	33.00	-	9,938	-
			702	3 PCs	01/28/2004	01/28/2004				9,220	-	-		9,220	9,220	33.00	-	9,220	-
			703	2 PCs	01/28/2004	01/28/2004				8,550	-	-		8,550	8,550	33.00	-	8,550	-
			453	IBM Laptop Computer	09/23/2003	09/23/2003				7,773	-	-		7,773	7,773	33.00	-	7,773	-
Total	Group:	9 - Computers - Scientist								67,173	-	-	-	67,173	67,173		-	67,173	-
Group:	10 - Software.
			1295	Bizdoc	03/01/2016	03/01/2016				36,000	-	-		36,000	9,900	33.00	2,970	12,870	23,130
			436	Software	01/18/2003	01/18/2003				2,997	-	-		2,997	2,997	33.00	-	2,997	-
			864	Balance - Michael Bitter	07/26/2007	07/26/2007				1,470	-	-		1,470	1,470	33.00	-	1,470	-
			802	Software	09/12/2006	09/12/2006				5,189	-	-		5,189	5,189	33.00	-	5,189	-
			859	Salesforce Software	06/30/2007	06/30/2007				(126,523)	-	-		(126,523)	(126,523)	100.00	-	(126,523)	-
			1305	Geosoft Systems	07/04/2016	07/04/2016				31,348	-	-		31,348	5,089	33.00	2,586	7,675	23,673
			286	Software Office 2000	01/18/2000	01/18/2000				31,591	-	-		31,591	31,591	33.00	-	31,591	-
			493	Software licenses - SIT	09/20/2004	09/20/2004				18,274	-	-		18,274	18,274	33.00	-	18,274	-
			1292	License PDF Sky	01/22/2016	01/22/2016				2,307	-	-		2,307	652	33.00	190	842	1,465
			788	Software	06/29/2006	06/29/2006				1,343	-	-		1,343	1,343	33.00	-	1,343	-
			789	Software.	06/26/2006	06/26/2006				4,466	-	-		4,466	4,466	33.00	-	4,466	-
			485	Office software	06/29/2004	06/29/2004				1,543	-	-		1,543	1,543	33.00	-	1,543	-
			434	“ACROBAT” Software	01/02/2003	01/02/2003				4,723	-	-		4,723	4,723	33.00	-	4,723	-
			734	FIRE-I400 Software	08/09/2005	08/09/2005				2,623	-	-		2,623	2,623	33.00	-	2,623	-
			770	Software licenses	02/07/2006	02/07/2006				23,327	-	-		23,327	23,327	100.00	-	23,327	-
			282	Calanit	09/13/1999	09/13/1999				4,535	-	-		4,535	4,535	33.00	-	4,535	-
			871	PROFESSIONAL software	08/22/2007	08/22/2007				10,497	-	-		10,497	10,497	33.00	-	10,497	-
			431	Michpal Salary Software	12/02/2002	12/02/2002				1,648	-	-		1,648	1,648	33.00	-	1,648	-
			1272	Direct Training	10/21/2015	10/21/2015				4,399	-	-		4,399	1,737	33.00	363	2,100	2,300
			759	Software licenses	01/01/2006	01/01/2006				23,399	-	-		23,399	23,399	33.00	-	23,399	-
			348	Software	01/01/2001	01/01/2001				28,319	-	-		28,319	28,319	33.00	-	28,319	-
			1294	Bizdoc	03/31/2016	03/31/2016				(7,510)	-	-		(7,510)	(1,865)	33.00	(620)	(2,485)	(5,025)
			433	SOMNOLOGICA Software	01/01/2003	01/01/2003				15,725	-	-		15,725	15,725	33.00	-	15,725	-
			126	ADDS Software	05/14/1998	05/14/1998				4,171	-	-		4,171	4,171	33.00	-	4,171	-
			1286	Bizdoc - Allowance	12/31/2015	12/31/2015				19,510	-	-		19,510	6,438	33.00	1,610	8,048	11,462
			284	Calanit WIN	10/20/1999	10/20/1999				785	-	-		785	785	33.00	-	785	-
			494	Robot Checking Software - IBM	10/06/2004	10/06/2004				30,616	-	-		30,616	30,616	33.00	-	30,616	-
			1290	Liram - Amortization Software	01/28/2016	01/28/2016				2,290	-	-		2,290	701	33.00	189	890	1,400
			1312	CombTas	08/01/2016	08/01/2016				9,570	-	-		9,570	1,316	33.00	790	2,105	7,465
			129	Calanit Software	06/01/1998	06/01/1998				1,453	-	-		1,453	1,453	33.00	-	1,453	-
			812	4 Licenses	11/15/2006	11/15/2006				5,150	-	-		5,150	5,150	100.00	-	5,150	-
			1359	Kitron Software Upgrade	02/22/2017	02/22/2017					-	-	32,560	32,560	-	33.00	1,119	1,119	31,441
			1361	EDA Software Upgrade	01/04/2017	01/04/2017					-	-	6,700	6,700	-	33.00	535	535	6,165
			830	Software licenses	02/15/2007	02/15/2007				73,850	-	-		73,850	73,850	33.00	-	73,850	-
			813	Licenses	10/01/2006	10/01/2006				25,986	-	-		25,986	25,986	100.00	-	25,986	-
			294	Calanit Software	02/25/2000	02/25/2000				3,943	-	-		3,943	3,943	33.00	-	3,943	-
			1007	Direct Training	04/01/2009	04/01/2009				60,739	-	-		60,739	60,739	33.00	-	60,739	-
			296	Calanit Software	03/18/2000	03/18/2000				4,583	-	-		4,583	4,583	33.00	-	4,583	-
			816	IBM Licenses	01/01/2007	01/01/2007				38,026	-	-		38,026	38,026	33.00	-	38,026	-
			1321	Quarterly Licensing - Orna Ben-Ari	09/08/2016	09/08/2016				3,300	-	-		3,300	342	33.00	272	614	2,686
			838	Adobe Acrobat software	03/01/2007	03/01/2007				2,221	-	-		2,221	2,221	33.00	-	2,221	-
			298	Calanit Software	03/20/2000	03/20/2000				13,686	-	-		13,686	13,686	33.00	-	13,686	-
			459	TIME LOG PRO software	01/27/2004	01/27/2004				2,229	-	-		2,229	2,229	33.00	-	2,229	-
			480	Software and licenses	05/31/2004	05/31/2004				5,623	-	-		5,623	5,623	33.00	-	5,623	-
			317	Calanit Software	08/29/2000	08/29/2000				1,691	-	-		1,691	1,691	33.00	-	1,691	-
			824	Licenses for Enterprise	01/01/2007	01/01/2007				30,420	-	-		30,420	30,420	100.00	-	30,420	-
			476	And MATLAB Software Licenses	05/11/2004	05/11/2004				9,351	-	-		9,351	9,351	33.00	-	9,351	-
			749	Software + Licenses	11/01/2005	11/01/2005				19,697	-	-		19,697	19,697	100.00	-	19,697	-
			1341	Systematics - SUBS SW	12/01/2016	12/01/2016				17,725	-	-		17,725	487	33.00	1,462	1,950	15,775
			1339	Direct Training - ESET Secure	10/26/2016	10/26/2016				12,261	-	-		12,261	740	33.00	1,011	1,751	10,509
			745	Software licenses	09/19/2005	09/19/2005				13,865	-	-		13,865	13,865	33.00	-	13,865	-
			336	Calanit Software	11/13/2000	11/13/2000				47,479	-	-		47,479	47,479	33.00	-	47,479	-
			116	P-8 Software	02/17/1998	02/17/1998				4,677	-	-		4,677	4,677	33.00	-	4,677	-
			343	SIT-LICENSES	12/27/2000	12/27/2000				36,558	-	-		36,558	36,558	33.00	-	36,558	-
			447	MATLB Software	06/22/2003	06/22/2003				23,723	-	-		23,723	23,723	33.00	-	23,723	-
			341	Calanit Software	11/30/2000	11/30/2000				21,423	-	-		21,423	21,423	33.00	-	21,423	-
			1057	SIT - Licenses	11/01/2010	11/01/2010				69,811	-	-		69,811	69,811	33.00	-	69,811	-
			1340	Direct Training - WIN SVRSTD	10/27/2016	10/27/2016				15,236	-	-		15,236	906	33.00	1,257	2,163	13,073
			461	Software.	02/12/2004	02/12/2004				24,486	-	-		24,486	24,486	33.00	-	24,486	-
			338	Calanit Software	11/19/2000	11/19/2000				2,461	-	-		2,461	2,461	33.00	-	2,461	-
Group:	10 - Software.
			445	Software.	06/02/2003	06/02/2003				8,992	-	-		8,992	8,992	33.00	-	8,992	-
			108	Software	07/31/1997	07/31/1997				1,188	-	-		1,188	1,188	33.00	-	1,188	-
			1052	Clear Quest Software	09/30/2010	09/30/2010				41,953	-	-		41,953	41,953	33.00	-	41,953	-
			841	Software	03/27/2007	03/27/2007				67,101	-	-		67,101	67,101	33.00	-	67,101	-
			281	OFFICE 2000	08/23/1999	08/23/1999				16,181	-	-		16,181	16,181	33.00	-	16,181	-
			482	MATLAB Software & Licenses	06/14/2004	06/14/2004				21,406	-	-		21,406	21,406	33.00	-	21,406	-
			352	E-121 Software	01/31/2001	01/31/2001				30,975	-	-		30,975	30,975	33.00	-	30,975	-
			1362	Teldor - PDF Conversion Component	01/30/2017	01/30/2017					-	-	2,055	2,055	-	33.00	117	117	1,938
			339	Calanit Software	11/22/2000	11/22/2000				17,619	-	-		17,619	17,619	33.00	-	17,619	-
			1148	Klinetika Software	06/27/2013	06/27/2013				12,715	-	-		12,715	12,715	33.00	-	12,715	-
			1130	Tulip Systems - FSR Report	09/30/2012	09/30/2012				9,240	-	-		9,240	9,240	33.00	-	9,240	-
			1133	Direct Training	01/06/2013	01/06/2013				13,227	-	-		13,227	13,227	33.00	-	13,227	-
			705	Multimedia software	04/28/2004	04/28/2004				1,459	-	-		1,459	1,459	33.00	-	1,459	-
			706	Software	04/28/2004	04/28/2004				4,541	-	-		4,541	4,541	33.00	-	4,541	-
			707	Software licenses	01/01/2005	01/01/2005				13,384	-	-		13,384	13,384	33.00	-	13,384	-
			1141	Direct Training - Software License	04/18/2013	04/18/2013				59,815	-	-		59,815	59,815	33.00	-	59,815	-
			1143	Direct Training	05/13/2013	05/13/2013				89,821	-	-		89,821	89,821	33.00	-	89,821	-
			212	Calanit Software	11/19/2000	11/19/2000				2,048	-	-		2,048	2,048	33.00	-	2,048	-
			264	Calanit Software	11/08/1998	11/08/1998				817	-	-		817	817	33.00	-	817	-
			1127	Direct Training - Software	07/17/2012	07/17/2012				12,291	-	-		12,291	12,291	33.00	-	12,291	-
			710	2 x Office 2000 Software	01/30/2005	01/30/2005				2,506	-	-		2,506	2,506	33.00	-	2,506	-
			398	Babylon Software	07/23/2001	07/23/2001				272	-	-		272	272	33.00	-	272	-
			1151	Direct Training	07/14/2013	07/14/2013				7,099	-	-		7,099	7,099	33.00	-	7,099	-
			712	MSDN Software.	03/15/2005	03/15/2005				19,022	-	-		19,022	19,022	33.00	-	19,022	-
			217	Software	02/18/2001	02/18/2001				890	-	-		890	890	15.00	-	890	-
			154	Calanit Software	01/25/1999	01/25/1999				3,262	-	-		3,262	3,262	33.00	-	3,262	-
			215	Statistics Software	12/31/2000	12/31/2000				3,767	-	-		3,767	3,767	33.00	-	3,767	-
			942	Direct Training - ISA Software	07/01/2008	07/01/2008				8,094	-	-		8,094	8,094	33.00	-	8,094	-
			1144	Teldor - PDF Licenses	05/14/2013	05/14/2013				4,000	-	-		4,000	4,000	33.00	-	4,000	-
			1083	4 SIT Licenses	05/17/2011	05/17/2011				45,286	-	-		45,286	45,286	33.00	-	45,286	-
			926	AUTOFONT CHECKS	04/01/2008	04/01/2008				5,290	-	-		5,290	5,290	33.00	-	5,290	-
			1087	EDAis Or CAD Software	06/30/2011	06/30/2011				4,573	-	-		4,573	4,573	33.00	-	4,573	-
			1088	SIT system upgrade	06/30/2011	06/30/2011				12,500	-	-		12,500	12,500	33.00	-	12,500	-
			253	Office software	07/14/1998	07/14/1998				7,112	-	-		7,112	7,112	33.00	-	7,112	-
			925	EXC 07 software	04/01/2008	04/01/2008				10,028	-	-		10,028	10,028	33.00	-	10,028	-
			924	WIN 08 software	04/01/2008	04/01/2008				4,875	-	-		4,875	4,875	33.00	-	4,875	-
			250	Software	06/08/1998	06/08/1998				1,328	-	-		1,328	1,328	33.00	-	1,328	-
			922	MATLAB Systematics	04/01/2008	04/01/2008				38,356	-	-		38,356	38,356	33.00	-	38,356	-
			226	Calanit Software	04/02/2001	04/02/2001				4,402	-	-		4,402	4,402	33.00	-	4,402	-
			390	Chashavshevet Software	05/06/2001	05/06/2001				6,300	-	-		6,300	6,300	33.00	-	6,300	-
			1129	Tulip Systems - FSR Report	08/31/2012	08/31/2012				58,406	-	-		58,406	58,406	33.00	-	58,406	-
			1104	Direct Training - Babylon Licenses	11/24/2011	11/24/2011				12,806	-	-		12,806	12,806	33.00	-	12,806	-
			1105	Direct Training - Office	12/13/2011	12/13/2011				14,480	-	-		14,480	14,480	33.00	-	14,480	-
			239	Acrobat - Software	01/22/2002	01/22/2002				1,543	-	-		1,543	1,543	15.00	-	1,543	-
			698	Software	03/11/2001	03/11/2001				3,296	-	-		3,296	3,296	33.00	-	3,296	-
			1082	Systematics - Software	04/01/2011	04/01/2011				32,723	-	-		32,723	32,723	33.00	-	32,723	-
			700	For marketing of Windows 98 Software	06/04/2003	06/04/2003				3,716	-	-		3,716	3,716	33.00	-	3,716	-
			1081	Direct Training - Licenses	04/01/2011	04/01/2011				344,271	-	-		344,271	344,271	33.00	-	344,271	-
			1154	Direct Training - Antivirus	09/30/2013	09/30/2013				16,248	-	-		16,248	16,248	33.00	-	16,248	-
			1093	EDAis License for OrCAD	07/17/2011	07/17/2011				860	-	-		860	860	33.00	-	860	-
			407	Software + Licenses	11/29/2001	11/29/2001				1,844	-	-		1,844	1,844	33.00	-	1,844	-
			419	Software.	04/07/2002	04/07/2002				1,387	-	-		1,387	1,387	33.00	-	1,387	-
			420	Software.	04/07/2002	04/07/2002				1,483	-	-		1,483	1,483	33.00	-	1,483	-
			216	Realtek Software	12/31/2000	12/31/2000				2,043	-	-		2,043	2,043	33.00	-	2,043	-
			421	Software.	04/22/2002	04/22/2002				3,237	-	-		3,237	3,237	33.00	-	3,237	-
			211	Software	10/25/2000	10/25/2000				7,057	-	-		7,057	7,057	33.00	-	7,057	-
			439	MSDN, Win XP Software	03/19/2003	03/19/2003				4,925	-	-		4,925	4,925	33.00	-	4,925	-
			411	Software.	01/08/2002	01/08/2002				2,870	-	-		2,870	2,870	33.00	-	2,870	-
			171	Calanit Software	06/06/1999	06/06/1999				3,350	-	-		3,350	3,350	33.00	-	3,350	-
			1237	Systematics	02/01/2015	02/01/2015				46,309	-	-		46,309	29,291	33.00	3,821	33,111	13,198
Group:	10 - Software.
			172	Calanit Software	06/06/1999	06/06/1999				16,679	-	-		16,679	16,679	33.00	-	16,679	-
			272	Software	01/27/1999	01/27/1999				16,673	-	-		16,673	16,673	33.00	-	16,673	-
			418	Software.	03/06/2002	03/06/2002				2,385	-	-		2,385	2,385	33.00	-	2,385	-
			425	Software.	05/21/2002	05/21/2002				13,684	-	-		13,684	13,684	33.00	-	13,684	-
			784	LOGMEIN software	06/14/2006	06/14/2006				2,716	-	-		2,716	2,716	33.00	-	2,716	-
			198	Software	02/02/2000	02/02/2000				6,254	-	-		6,254	6,254	33.00	-	6,254	-
			350	Software	01/17/2001	01/17/2001				9,044	-	-		9,044	9,044	33.00	-	9,044	-
			186	Calanit	08/31/1999	08/31/1999				11,613	-	-		11,613	11,613	33.00	-	11,613	-
			195	Software for Windows	01/05/2000	01/05/2000				5,185	-	-		5,185	5,185	33.00	-	5,185	-
			403	Software	10/31/2001	10/31/2001				434	-	-		434	434	33.00	-	434	-
			783	Software licenses	05/11/2006	05/11/2006				21,943	-	-		21,943	21,943	100.00	-	21,943	-
			149	Software	01/07/1999	01/07/1999				111	-	-		111	111	33.00	-	111	-
			351	LICENSES	01/24/2001	01/24/2001				37,268	-	-		37,268	37,268	33.00	-	37,268	-
			354	Omnitech Software	02/11/2001	02/11/2001				1,152	-	-		1,152	1,152	33.00	-	1,152	-
			1159	MATLAB Systematics	12/31/2013	12/31/2013				47,819	-	-		47,819	47,384	33.00	436	47,819	-
Total	Group:	10 - Software.								2,149,832	-	-	41,315	2,191,147	2,012,383		18,108	2,030,491	160,655
Group:	11 - Cellulars
			1288	2 Galaxy devices	02/10/2016	02/10/2016				4,100	-	-		4,100	548	15.00	154	702	3,398
			1334	Galaxy Titanus S7	11/06/2016	11/06/2016				2,479	-	-		2,479	57	15.00	93	150	2,329
			1285	I-Cell-Galaxy S5 Efrat	12/17/2015	12/17/2015				1,786	-	-		1,786	279	15.00	67	346	1,441
			1355	Galaxy 7 Titanus Cellphone - Lior	03/07/2017	03/07/2017					-	-	2,348	2,348	-	15.00	24	24	2,324
			1354	Titanus Celular LG G5 - Shai Levy	01/30/2017	01/30/2017					-	-	2,209	2,209	-	15.00	57	57	2,152
			1249	Orange-Galaxy S6 - Liane	05/03/2015	05/03/2015				3,558	-	-		3,558	887	15.00	133	1,020	2,538
			1176	Samsung I-Cell	06/29/2014	06/29/2014				3,054	-	-		3,054	916	15.00	115	1,031	2,023
			1309	Cellular device - Shlomo	08/11/2016	08/11/2016				3,080	-	-		3,080	180	15.00	116	296	2,784
			1158	Giltoran Co. - Galaxy - Assaf Levy	12/5/2013	12/5/2013				2,577	-	-		2,577	1,188	15.00	97	1,284	1,293
			1153	iPhone 5 - Yehudit	09/30/2013	09/30/2013				2,221	-	-		2,221	1,084	15.00	83	1,167	1,054
			1174	Semicom Leksom Telephones	06/11/2014	06/11/2014				2,097	-	-		2,097	804	15.00	79	882	1,215
			1175	Samsung I-Cell - 2 devices	06/24/2014	06/24/2014				6,108	-	-		6,108	2,308	15.00	229	2,537	3,571
			1336	Apple IPON 7 - Kobi Shefi + protector	11/17/2016	11/17/2016				2,577	-	-		2,577	47	15.00	97	144	2,433
			1147	Orange Cellulars	05/30/2013	05/30/2013				33,672	-	-		33,672	18,126	15.00	1,263	19,388	14,283
			1177	Phone Card Ayelet Lebel, Cellular - Shai Levy	22/05/2014	22/05/2014				2,222	-	-		2,222	870	15.00	83	953	1,269
			1207	Galaxy S5 I Cell	10/30/2014	10/30/2014				2,585	-	-		2,585	842	15.00	97	939	1,646
			1208	Galaxy S5 I Cell	10/30/2014	10/30/2014				1,695	-	-		1,695	552	15.00	64	616	1,079
			1209	Cellular - Employee participation (related to Asset 1147)	10/01/2014	05/30/2013				(3,760)	-	-		(3,760)	(1,692)	15.00	(141)	(1,833)	(1,927)
			1335	Apple Laptop Battery - Kobi Shefi	11/17/2016	11/17/2016				160	-	-		160	3	15.00	6	9	151
			1337	Titanus - Galaxy 7	12/29/2016	12/29/2016				2,393	-	-		2,393	3	15.00	90	93	2,301
			1222	I-Cell-LG G3 Itai Kariv	12/30/2014	12/30/2014				2,458	-	-		2,458	739	15.00	92	831	1,626
Total	Group:	11 - Cellulars								75,061	-	-	4,557	79,619	27,740		2,895	30,636	48,983
Group:	12 - Manufacturing Software
			1293	Geosoft Systems Ltd	02/02/2016	02/02/2016				49,438	-	-		49,438	14,908	33.00	4,079	18,987	30,451
			1236	Geosoft Systems - Kitron System	02/02/2015	02/02/2015				78,480	-	-		78,480	49,562	33.00	6,475	56,036	22,444
			1250	Geosoft Systems	05/17/2015	05/17/2015				146,306	-	-		146,306	78,392	33.00	12,070	90,462	55,844
			1253	SafeNet	06/04/2015	06/04/2015				26,020	-	-		26,020	13,524	33.00	2,147	15,671	10,350
			1258	Geosoft Systems	07/16/2015	07/16/2015				6,401	-	-		6,401	3,083	33.00	528	3,611	2,789
			1241	Direct Training	03/24/2015	03/24/2015				135,206	-	-		135,206	79,041	33.00	11,154	90,195	45,011
Total	Group:	12 - Manufacturing Software								441,850	-	-	-	441,850	238,509		36,453	274,962	166,888
Total										11,428,031	-	-	156,523	11,584,554	9,314,010		154,149	9,468,158	2,116,395

Appendix A1

to the Secured Debenture

The pledge will apply to all of the rights, including Intellectual Property Rights, of the Company that are currently existing and will exist in the future, whether registered in the name of the Company or otherwise, including if registration requests are submitted for the same on:

(a)	All of the know-how, inventions, patents, trademarks, designs, models, tradenames, copyrights and processes and technological applications.

(b)	Domain names, licenses, availability agreements, usage right agreements, illustrations, computer software, trade secrets and customer lists.

All whether the Company’s rights are registered in its name or otherwise, or the aforesaid rights are currently existing or will exist in the future.

Regarding the aforesaid intellectual property rights or any part thereof, the Company undertakes to ensure that it and any subsidiary:

(a)	Will make all of the appropriate records and pay all of the expenses and fees required in order to keep and protect the intellectual property rights of the Company and/or its subsidiaries and/or registered for them.

(b)	Will take all of the necessary measures, including legal proceedings, in order to prevent a third party from infringing the same intellectual property rights.

(c)	Not to sell, transfer, lease or provide a license to use, other than the license arrangements with a third party that is not an affiliated party, made during the ordinary course of business and for ordinary consideration.

Appendix A2

to the Secured Debenture

Current Itamar Medical Patent Status APRIL 2017

Contents:

A)	Tabular Overview of Patents and Geographical Distribution	2-3

B)	More Detailed Description of Patents	4-8

C)	Current Status of Trade Mark Coverage	9

1

Current Itamar Medical Patent Status APRIL 2017 * = 2 patents (base +1 divisional); GRN = granted (n=98); PND = pending (n=12); PATENT Topic Ending in USA Ending Date Rest of World EP AU BR CA CN HK IL IND JP KR NZ RU US DE FR GB ES IR IT NL SE SWZ/LIC endo n=GNT n=PND sleep Endo OR Sleep Precursor PAT patents N/A 30/1/ & 21/5/2017 GRN *2 2 Parent PAT patent 23/07/2017 23/07/2017 GRN GRN GRN* GRN GRN GRN GRN GRN GRN GRN GRN 12 C.I.P. of parent appl 20/1/2018 20/1/2018 GRN GRN GRN GRN GRN GRN 6 Self contained probe 02/06/2019 02/06/2019 GRN GRN GRN* GRN GRN GRN GRN GRN GRN* GRN GRN GRN GRN GRN GRN GRN 18 Low noise probe 02/02/2019 02/02/2019 GRN 1 PAT : sleep conditions 18/02/2028 01/03/2021 GRN GRN GRN GRN GRN GRN GRN GRN GRN GRN GRN GRN GRN 13 PAT : Endothelial function 08/02/2022 22/10/2021 GRN GRN GRN GRN GRN GRN GRN GRN GRN GRN GRN 11 Further self contained probe 08/08/2024 26/03/2022 GRN GRN GRN GRN GRN GRN GRN GRN GRN GRN GRN 11 Body surface probe 16/08/2023 15/07/2023 PND GRN GRN GRN GRN GRN 5 1 Signal calib & Tissue vol 02/10/2026 06/11/2023 GRN GRN GRN GRN GRN 5 Novel blood flow measurement N/A 15/09/2025 ALWD GRN GRN GRN 31 Sleep Stages N/A 15/04/2029 GRN GRN PND GRN PND GRN GRN GRN GRN GRN 8/2 Position & Acoustic Info N/A 25/05/2029 PND PND ALWD GRN PND GRN GRN PND 375 ID Enabling Bracelet 08/02/2030 08/02/2030 GRN 1 New Endo Features N/A 20/11/2032 ALWD PND 2 GRANTED 0 6 0 10 7 1 5 0 8 3 4 4 12 7 7 7 2 1 3 5 5 2 - (99) PENDING 3 0 1 1(allowed) 0 0 0 2 1 0 0 0 3 0 0 0 0 0 0 0 0 0 - (11) TOTAL 3 6 11 7 1 5 2 9 3 4 4 15 7 7 7 2 1 3 5 5 2 - (110) 20 54 25 Total (3) (7) (1)

2

POINTS TO NOTE.

End of patent life shown in 2nd column from left. Patent Term Adjustments in USA only

Basic Sleep, Endo or Sleep & Endo classification shown in right hand columns, plus sum of granted and pending applications.

New Endo features application (2nd last in list) - a recent application for broader geographic coverage and extending life for Endo.

KEY TO ABBREVIATIONS / COUNTRIES

GRN Granted patent	AU - Australia	GB – Great Britain	US - USA
PND Pending patent	BR - Brazil	HK – Hong Kong	IR - Ireland
PCT -	CA - Canada	IL - Israel	IT - Italy
Patent Cooperation Treaty	CN - China	IND - India	NL - Netherland
PROV -	DE - Germany	JP- Japan	SE - Sweeden
Provisional application	EP - Eurpe	KR - Korea	SWZ/LIC – Switzerland &
	ES - Spain	NZ – New Zealand	Lichtenstei
	FR - France	RU – Russian Fed

3

ITAMAR PATENT STATUS - APRIL 2017.

KEY	KEY
SLEEP	ENDO

Countries applied in	Countries Granted	Application date (EXPIRES) (EXPIRES in US)	Priority Date	Patent Owner	Brief Description (Main Importance)	Patent Title

IL	IL	30/01/1997 30/01/2017	30/01/1997	Itamar Medical (CM) 1997 LTD	Precursor of parent PAT patent application.	Apparatus and method for monitoring a hemodynamic condition of a subject.

IL	IL	21/05/1997 21/05/2017	21/05/1997	Itamar Medical (CM) 1997 LTD	Precursor of parent PAT patent application.	Continuous monitoring of arterial pulse waves.

AU CA CN DE FR GB JP KR NZ RU US	AU CA CN +1div DE FR GB JP KR NZ RU US	23/07/1997 23/07/2017 23/07/2017	30/07/1996	Itamar Medical (CM) 1997 LTD

Parent application. Describes physiological PAT signal, proprietary apparatus for its measurement, and major medical applications. (Key applications; myocardial ischemia detection, sleep apnea detection, non-invasive continuous blood pressure measurement).

(Covers the basic PAT probe technology features of distal blood pooling prevention, proximal pressure field extension and signal buffering, plus applications in myocardial ischemia and sleep apnea & REM.)

Method and apparatus for the non-invasive detection of medical conditions by monitoring peripheral arterial tone.

AU CA CN DE	AU CA CN+ 1div DE	2/06/1999 2/06/2019 2/06/2019	7/06/1998	Itamar Medical (CM) 1997 LTD	Describes self pressurizing, constant pressure, self contained probe devices, & patient worn support system. (Covers sleep probe self pressurizing feature, with basic PAT probe technology features )	Pressure applicator devices particularly useful for non- invasive detection of medical condition.
ES	ES
FR	FR
GB	GB
HK	HK
IL	IL
IT	IT
JP	JP
KR	KR
NL	NL
NZ	NZ
SE	SE
US	US +1div

4

US	US	8/02/2000 8/02/2020 8/02/2020	14/07/1999	Itamar Medical (CM) 1997 LTD	A variation of the basic PAT probe for improved signal to noise performance.(Uses a 3 compartment design, where middle compartment has inherent noise cancelling characteristics) (Alternative design, better signal to noise)	Probe devices particularly useful for non-invasive detection of medical condition.
AU CA CN KR NZ US	AU CA CN KR NZ US	29/05/2000 29/05/2020 29/05/2020	2/06/1999	Itamar Medical (CM) 1997 LTD

Continuation of parent PAT patent. Includes further medical/physiological applications. (includes mental stress, pharmacological testing, inclusive of pulse oximeter, sleep/wake detector).

(Covers many added applications to parent patent)

Diagnosing medical conditions by monitoring peripheral arterial tone. (In USA only - Method and apparatus for the non-invasive detection of medical conditions by monitoring peripheral arterial tone)

AU CA DE ES FR GB IL IT NL NZ SE JP US	AU CA DE ES FR GB IL IT NL NZ SE JP US	1/03/2001 01/03/2021 18/02/2028	3/03/2000	Itamar Medical LTD

In-depth description of PAT signal and apparatus for application to sleep conditions.(Includes conditions of hypopnea, upper airway resistance, periodic limb movement, methodological aspects; heart rate frequency domain analysis…)

(Covers important clinical areas and adds analytical features)

Method and apparatus for the non-invasive detection of particular sleep-state conditions by monitoring the peripheral vascular system.

AU CA IL JP US CH/LI DE FR GB NL SW HK	AU CA IL JP US CH/LI DE FR GB NL SW	22/10/2001 22/10/2021 08/02/2022	23/10/2000	Itamar Medical LTD

In-depth description of PAT signal and apparatus for application to endothelial function measurement. (Key features include; induced ischemia, differential (control) measurements, local finger occlusion…)

(Essential features of EndoPAT; control signal, local finger measurement & local finger occlusion)

Method and apparatus for non- invasively evaluation endothelial activity in a patient.

5

CH/LI DE FR GB IE IT JP NL SE US CA	CH/LI DE FR GB IE IT JP NL SE US CA	26/03/2002 26/03/2022 08/08/2024	5/04/2001	Itamar Medical LTD	Further PAT probe variations. (Current sleep probes, Tabs, outer Shell, Integrated oxi, …) (Important features essential to current probe technology; outer shell, tabs method, integrated oximetry)	Non- invasive probe for detecting medical conditions.

AU JP RU US CA EP	AU JP RU US CA	15/07/2003 15/07/2023 16/08/2023	15/07/2002	Itamar Medical LTD

Extends the applicability of the PAT measurement method beyond body extremity regions only. (Body surface probes).

(Covers alternative valid method of PAT technology; features of distal blood pooling prevention, proximal pressure field extension and signal buffering, self contained pressure field and greater measurement possibilities, also pediatric applications).

Body surface probe, apparatus and method for non-invasively detecting medical conditions.

US CA DE FR GB	US CA DE FR GB	6/11/2003 6/11/2023 2/10/2026	6/11/2003	Itamar Medical LTD

Signal calibration & Tissue volume measurement. (May be iportant for accurate baseline signal amplitude measurement, and correction).

(Additional valuable features which require basic PAT technology. Can be effective to extend PAT protection if added features are perceived to be sufficiently necessary

Detecting medical conditions with non-invasive body probes.

JP CA EP US	JP CA ALWD US	15/09/2005 15/09/2025 25/5/2030	15/09/2004	Itamar Medical LTD	Novel blood flow measurement for quantitative blood flow e.g. in reactive hyperemia. (a stand-alone application, also useful for more accurate endothelial function assessment - by quantifying ischemic response	Non-invasively measuring physiological parameters, particularly blood flow and venous capacitance.

CA CN DE FR GB IN NL RU SE US	CA CN DE FR GB NL RU SE	13/04/2009 13/04/2029	14/4/2008	Itamar Medical LTD	Facilitates differentiation between deep and light sleep (Adds feature enabling comprehensive scoring of non-REM sleep stages, based on peripheral pulse signals. PAT is preferable but not obligatory)	Non-Invasive Apparatus And Method For Determining Sleep Stages.
6

BR CA CN EP IN JP RU US	ALLOWED CN JP RU	26/05/2009 26/05/2029	29/05/2008	Itamar Medical LTD	Stand alone Snoring & Body Position Detection (Added channels to improve diagnostic performance – supplements PAT but not essentially dependent on PAT)	Method And Apparatus For Measuring Physiological Parameters, In Particular Body Position, Body Movement, Body Acoustic Information.

US	US	4/02/2010 4/02/2030	8/02/2009	Itamar Medical LTD	Bracelet based tamper inactivation means medical testing. (For Truck drivers… Only done in USA)	Identification And Tamper Inactivated Enabling Bracelet, And Data Gathering Apparatus Including Such Bracelet.

JP US	ALLOWED	20/11/2012 20/11/2032	24/11/2011	Itamar Medical LTD	Further improvements of PAT apparatus and method (structural features for signal stability, plus analysis tools for endothelial function testing)	Apparatus For Monitoring Arterial Pulse Waves In Diagnosing Various Medical Conditions

US (prov)		08/06/2017	08/06/2016	Itamar Medical LTD	Method And Apparatus For Non-Invasive Detection Of Physiological And Patho-Physiological Sleep Conditions.	(A provisional application, awaiting conversion to a full application)

US (prov)		12/05/2017	12/05/2016	Itamar Medical LTD	Physiological Evaluation of Arterial Function Testing Based on Selected Body Region Measurements	(A provisional application, awaiting conversion to a full application)

US (prov)		12/05/2017	12/05/2016	Itamar Medical LTD	Method and Apparatus fo Improving the Performance of Trans-Vascular Nerve Ablation Therapy using Peripheral Arterial Tone and Periphera Vascular Response Sensors	(A provisional application, awaiting conversion to a full application)

US (prov)		13/06/2017	13/06/2016	Itamar Medical LTD	Detection and Measurement of Anesthesia and Depth of Sedation.	(A provisional application, awaiting conversion to a full application)

7

US (prov)	08/01/2018	08/01/2017	Itamar Medical LTD	Improved Apparatus And Methods For Applying Pressure To A Face Of A Subject Via A Therapeutic Respiratory Mask.	(A provisional application, awaiting conversion to a full application)

US (prov)	08/01/2018	08/01/2017	Itamar Medical LTD	Improved Apparatus And Methods For Non- Invasive Detection And Monitoring Of Medical Conditions Via A Therapeutic Respiratory Mask.	(A provisional application, awaiting conversion to a full application)

US (prov)	28/03/2018	28/03/2017	Itamar Medical LTD	Improved Therapeutic Respiratory Mask Devices	(A provisional application, awaiting conversion to a full application)

8

Itamar Medical Trademark Status APRIL 2017

TRADEMARK STATUS AND TERM

COUNTRY / NAME	WatchPAT™	Endo PAT™	PAT™	EndoScore™	ITAMAR™	CloudPAT™
USA	REG (2024)	REG (2021)	REG (2020)	REG (2027)	REG (2025)	REG(2026)

CANADA		REG (2025)	REG (2026)			IN PROCESS

EUROPE	REG (2023)	REG (2017)	REG (2017)	REG (2024)

JAPAN	REG (2023)	REG (2018)	REG (2018)	REG (2024)	IN PROCESS

CHINA	REG (2023)		REG (2023)		IN PROCESS

INDIA	APPLICATION RECORDED	IN PROCESS

USSR	REG (2023)		REG (2023)

MEXICO	REG (2023)

KOREA	REG (2024)	REG (2023)

SINGAPORE	REG (2024)	REG (2024)	REG (2024)

9

Appendix B

to the Secured Debenture

1.	The parties declare and agree that the terms defined in the Debenture to which this Appendix constitutes an integral part will also be used for the purpose of this Appendix B.

2.	This Appendix B constitutes an integral part of the Debenture and will be read as part of its sections.

3.	Below shall detail the rights that are pledged for the benefit of the Bank as set forth in the Debenture:

4.	All of the rights of the Company, existing and future, for the receipt of funds from customers of the Company, as stated in Section 7(m) above, as set forth in the attached list, under any framework agreement and any contract, undertaking and/or order that shall be provided from time to time, as set forth below:

Itamar Medical LTD- customers List

Account Number	Account Name	Billing Address Line 1	Billing City	Billing State/ Province	Billing Country	Postal Code	Telephone

10794	2G International	Strada Delle Gerre 15	Brembate (BG)		Italy	24041
9527	Aarhus University Hospital	Esben Laugesen	Aarhus		Denmark	8000
12043	Adam Folman	Via San Petronio Vecchio 18 Campanello	Bologna		Italy	40125
9218	Advance Concept Solutions Pvt Ltd	3rd Floor, C-100, Sector 63			India
4065	Aimil Ltd	Naimex House A-8	New Delhi		India	110044
3051/3	Aleris FysiologLab, Sleep division	Aleris FysiologLab	Stockholm		Sweden	114 35
3913	Al Taide	Krasnopresninskaya emb, 12 ,	Moscow		Russian Federation	123610
11288	Amsterdam Medical Center		Amsterdam		Netherlands
13412	Analyze & Realize GmbH	Waldseeweg 6	Berlin		Germany	13467
3976	Angiomedic d.o.o	Tabor 4	Ljubljana		Slovenia	SI-1000
4079	AP-HM, Hôpital Nord	Pr franck PAGANELLI	Marseille		France	13015
9971	Association AMIS 93	Association AMIS93, service de médecine interne, Hopital Avicenne. 125 rue de Stalingrad	93000		France	Bobigny
10698	Association Columbus	VIA G. MOSCATI N° 31	ROMA		Italy	00167
3865/5	Assuta Jerusalem	Mesilat Yesharim 14	Jerusalem		Israel
3865	Assuta- Tel Aviv	Assuta Hosp96 Ygal AlonBuild	Tel Aviv		Israel
11876	Atlantis Careful	Kasteellaan 2	Waalwijk		Netherlands	5141BM
3648/1	August Krogh Institutet	ATT.: Peter Krustrup	Copenhagen		Denmark	DK-2100
11779	AVRAM MILLER				Israel
3253	Azienda Ospedalaliera - Parodi	Azienda Ospedaliera "Ospedale Niguarda Cà Granda"	Milano		Italy	20162
11252	Azienda Osped Univ. Di Cagliari	Sede Legale ed Amm.va Via Ospedale, 54	Cagliari (CA)		Italy	CAP: 09124
4078	Beijing AUDEN Technologies Co., LTD	Room 1311, MOMA Tower ,	Beijing,		China	100026
		Ya Yun Cun Hui Yuan Mansion Building H1518;
10195	Beijing Guoyu Huatai Medical Equipment Ltd.	Chao Yang District	Beijing		China	PC:100101
12993	Beijing Jaktone Medical Technology Corp.	Room 702 Weidi Technology Builduing A8	Beijing		China	100081
		Room 702, Unit 6, 6th Floor, 1st Building No.3
13679	Beijing Leikas Technology Trading Co., Ltd	Yumin Street, Houshayu Town, Shunyi DIstrict	Beijing		China
13255	Beijing Manron Jiebo Medical Technology Co. Ltd.	Room 1508,No.3 Building, United Unicorn, Fu Tong West St., Chao Yang District	Beijing		China	100102
3054	Belinson Hospital	Cardiology, first floor	Petach Tiqua		Israel
3845/1	Ben Gurion University	Purchasing and Supply Dep	Beer Sheva		Israel	84105
3845	Ben Gurion University	Mahsan	Beer Sheva		Israel	84105
13819	Biomedics Medical Products	5, Stratou Ave.	Thessaloniki		Greece	546 45
4041	BioTeSys GmbH	Schelztorstrasse 54-56	Esslingen		Germany	D-73728
11258	BIOTRIAL RENNES SAS	7-9 Rue Jean-Louis Bertrand	Rennes		France	35000
12085	BMI Healthcare - Syon	BMI Healthcare House	London		United Kingdom	SE1 8ND
3503	Bodo Hospital	Attn. Dr. Knut Tore Lappegar	BODO		Norway	8092
12058	Boerhaave Medisch Centrum	Dintelstraat 60	Amsterdam		Netherlands	1078 VV
13493	Cardiologie Centra NL	Burgemeester Verderlaan 15	Utrecht		Netherlands	3544 AD
4056	Carmel Medical Center	Mahsan Tsioud Refoui	HAIFA		Israel	3436212
4112	Carmel Sleep Service	7 Michal st.	Haifa		Israel	34362
9649	CEDRAMED	Rue Emile Vandervelde 29	LESSINES		Belgium	7866

1

Itamar Medical LTD- customers List

Account Number	Account Name	Billing Address Line 1	Billing City	Billing State/ Province	Billing Country	Postal Code	Telephone

3729	Celki International Ltd.	21/f Tins Enterprises Centre			Hong Kong
10581	Center for Sleep and Chronobiology	951 Wilson Ave., unit 15	Toronto	Ontario	Canada	M3K 2A7
9970	Centre de Recherche PARCC U970	Team4 Dr Mirabel	Paris		France	75015
4028	Centros Contra Salud S.L.	c/ Beatriz Tortosa 35 2	Valencia		Spain	46021
3791	Charite Campus Mitte	Luisenstr 13	Berlin		Germany	'D10117
14103	Children’s Hospital of Los Angeles	Hesham Mahmoud. 4650 Sunset Blvd. Ms #142.	Los Angeles	California	United States	90027
	China National Instruments Import & Export	Rm. 710, Instrimpex Building, No.6, XiZhiMen
10054	(GROUP) Corporation	Wai Street	Beijing		China	100044
13446	CHU Clermont-Ferrand	Centre approvisionnement logistique	Clermont Ferrand		France	63000
11059	CHU de Nantes	Pharmacie Centrale-Service A	NANTES		France	44093
13059	CHU G. Montpied	Atelier Biomedical a lattent	Clermont-Ferrand		France	63003
13900	Chula Vista	Profil Institute for Clinical Research (PICR)	Chula Vista,	California	United States	91911
9163	CHU-Liège	Flechage Hopital Fournisseur	Liège		Belgium	4000
3886/1	Clalit Akko	68 Ha'atzmaut st.	Akko		Israel
3886/6	Clalit Hadera	Sderot Haherut 7	Hadera		Israel
3886/3	Clalit Jerusalem	Bnei Brit 22	Jerusalem		Israel	9514622
3886/2	Clalit Kiryat Ata	Ha-Atsma'ut St 107	Kiryat Ata		Israel	28219
3886/7	Clalit Lin- Haifa				Israel
12161	Clinical Research Associate – CRA	L.N.Age S.r.l	Roma		Italy	00136
13411	Corby CCG	NHS Corby Clinical Commissioning Group	Corby		United Kingdom	NN17 5EU
11791	CRNH Rhone-Alpes	Centre Hospitalier Lyon Sud	Pierre Benite		France	69310
11981	Dana Hoffman				Israel
14069	deCODE Genetics ehf	deCode genetics ehf	Reykjavík		Iceland	101
9890	Defregger Heil- und Thermalwasser GmbH	Unterrotte 75	Osttirol		Austria	9963
	Dequan InternationalTrading (Hong Kong)
14269	Limited	Unit 2508A Bank of America	Hong Kong		Hong Kong
4054	Dr. Boris Leithauser	Preventive Care Center	Hamburg		Germany	20251
13410	Dr. Yorye Shenkar				Israel
13745	Dr Rivi Tauman	Weizmann 14, Top Ehilov	Tel Aviv		Israel
14088	Duke University Hospital	315 Trent Dr. Hanes House, Room 375. DUMC	Durham	New York	United States	27710
3727	Easmed Asia Pte Ltd	159, Sin Ming Road			Singapore	575625
10739	Eastbourne DGH	Dr Kings	East Sussex		United Kingdom	BN21 2UD
13887	Eastgate Technical Supplies Limited	1-2 Ensign House, Admiral’s Way	London		United Kingdom	E14 9 XQ
3819	Endolap Export Import Agency Co.Ltd	2119 Sokak No:6/6 Cankaya V	Ankara		Turkey	06520
3813	EndoTech	Via Attilio Lenticchia n.9	Camerlata (CO)		Italy	22100
10672	Erasmus MC	Accounts Payables Office	Rotterdam		Netherlands	3001 AL
4099	ExcellCare	2 The Mews	Victoria		Australia	3195
11746	ezekiel				Israel
14232	Federico II Naples University	Department of Pediatrics	Napoli		Italy	80100
9289	FIBAO	Fundacion Publica Andaluza p	Granada		Spain	18012
3992	G.D.S MedTech Ltd.	GDS MedTech Ltd	Evesham, Worcestershire		United Kingdom	WR11 4EU
9887	Galmed research and Development	16 Zeev Tiomkin St. (4th Flo	Tel Aviv		Israel	6578317
11495	GE Sleeping Technologies Ltd.	22 Ha Ashlag St,	Haifa		Israel	3125401

2

Itamar Medical LTD- customers List

Account Number	Account Name	Billing Address Line 1	Billing City	Billing State/ Province	Billing Country	Postal Code	Telephone

3500/2	Glasgow Cardiovascular Research Centre	University of Glasgow	Glasgow		United Kingdom	G12 8TA
13764	GOODS INWARD	CARDIAC & SURGICAL BUILDING	COTTINGHAM		United Kingdom	HU16 5JQ
12986	Grand Union International Logistics Ltd	FLAT A, 7/F., GATEWAY TS,	Hong Kong		Hong Kong
4120	Haemek Hospital		Afoula		Israel
14262	HALERIN TRADE & CONSULTING CO., LIMITED	Room 1502-15, Easey Commercial Building	Hong Kong		China
10560	Hamburg University-Hamburg city Health study	Universitaetsklinikum Hamburg-Eppendorf	Hamburg		Germany	20246
13418	Hans Carl Hasselbalch	Sjællands Universitetshospital	Roskilde		Denmark	4000
14035	Hattie Zhang				China
14550	Healthcare Manufaktur GmbH	Merowingerstrasse 2	Walldorf		Germany	69190
11513	Health corporation of the Tel Aviv Medical center	6 Weizman St.	Tel Aviv		Israel	64239
11109	Heart of England NHS Foundation Trust		Birmingham		United Kingdom	B25 8SB
4136	Helisnki University Central Hospital Biomedicom	Devision of Nephrology.Helsi	Helsinki		Finland	Fin-00290
12055	Helsinki University Central Hospital	Joint Authority of the hospital district of Helsinki and Uusimaa	Helsinki		Finland	FI-00029
9620	Hoam Medical Co., Ltd.	Office #1812	Seoul		Korea, Republic of	152-842
10723	Hospital Clinic	Cardiologia - Hemodinamica	Barcelona		Spain	08036
3821	Ichilov - Medical Equipment Warehouse	Warehouse - medical equipment	Tel Aviv		Israel	64239
3821/2	Ichilov Sleep Service	Weizmann 6Dana hospital4 flo	Tel Aviv		Israel
13267	Icon Early Phase	ICON Early Phase Services/ CRU	San Antonio	Texas	United States	78209
4135	IGIASI S.A.	19 PIGIS AVENUE	MELISSIA		Greece	15127
12953	Indiana Univ -Galmed	Indiana University	Indianapolis	Indiana	United States	46202
9227	Inserm U1061	Inserm U1061	Montpellier Cedex 05		France	34093
11745	INSERM U970	INSERM DR PA05	Paris		France	75014
3726/2	Instituto di Fisiologia Clinica- sede Pisa	Via Giuseppe Moruzzi,1	Pisa		Italy	56124
9371	Interlux	Ateities str. 21	Vilnius		Lithuania	LT-08418
3835	Intervencao, Inst. Medico Cirurgicos, Unip. lda	Rua Rodrigues Cabrilho, 5c	Lisboa		Portugal	1400-321
10722	IRCCS Policlinico San Matteo	CARDIOLOGIA – Reparti Speciali	Pavia (PV)		Italy	27100
13233	Ironwood Pharmaceuticals	301 Binney St	Cambridge	Massachusetts	United States	02142
10011	Isala Academie	Innovatie en Wetenschap	Zwolle		Netherlands	8025 BP
3692	Isso S.A	Sor Angela de la cruz, 26 B	Madrid		Spain	28020
3898	James Cook University	Bld 39, Ground Floor	Douglas, Townsville QLD.		Australia	4811
3908	JC Medical Inc	Room 1518, Blg. H Hui Yuan A	Beijing		China	100101
14098	Jiwon Medical Corporation	4F Duksan BD Wonmi-gu Sang-d	Bucheon		Korea, Republic of	420816
14087	John Radcliffe Hospital	RDM Cardiovascular Medicine	Oxford		United Kingdom	OX3 9DU
9397	JSC LANCET	Vorontsovskaya str.35b	Moscow		Russian Federation	109147
10081	JT Technology Co Ltd	C/O Joinus Freight Systems (HK)			Hong Kong
10778	Kaiser Los Angeles-Research	Neurology - Sleep Medicine & EEG LAB	Los Angeles	California	United States	90027
10680	Kaiser San Jose-Research	Kaiser Permanente	San Jose	California	United States	95119
3137	Kamami	72 Bd de Courcelles	Paris		France	75017
3452	Karolinska Hospital - billing	Karolinska Institutet	Stockholm		Sweden	S-10435
4023	Kerckhoff Klinik GmbH	Benekestrasse 2-8	Bad Nauheim		Germany	61231
9329	Klinisk forskningsavdelning	Att:Ahmad Shebel	Malmo		Sweden	S-205 02

3

Itamar Medical LTD- customers List

Account Number	Account Name	Billing Address Line 1	Billing City	Billing State/ Province	Billing Country	Postal Code	Telephone

9382	KnowHowMed	Attention: Sergei Sencha	Odessa		Ukraine
10205	Koge Hospital	Sarah Ekeløf Busch,	Køge		Denmark	4600
3991	KorMedics Life Systems Co. Ltd	B-409 Woolim Lion's Vally #1	Seoul		Korea, Republic of	150-105
3704	Kwangwoo MeDix Inc.	3F Deokmyeong Bldg., 625	Seoul		Korea, Republic of	06173
3204	Landspitali University Hospital - Gisalson	Dept. of Medicine, division	Reykjavik		Iceland	IS-101
11633	Leiden University Medical Center	Stafcentrum Hartziekten C5-P	Leiden		Netherlands	2300 RC
3838	LENTE clinic	Boettingerova 26	Plzen, 30101		Czech Republic
9702	Leumit Kiryat Byalik	22 Derech Acco	Kiryat Byalik		Israel	2709325
12964	Life Science	8th floor Accra Law Tower	Taguig City		Philippines	1634
13612	Linköping University	Linköpings Universitet	Linköping		Sweden	SE-581 83
14219	Lior Solomon	Halamish 9	Caeserea		Israel
4029	LKH-Univ. Klinikum Graz	Stmk Krankenanstaltenges.m.b	Graz		Austria	8036
13797	Lunds universitet	Medicin	Lund		Sweden	221 00
12114	M. Gilles BOETSCH	CNRS - Delegation Paris Michel-Ange	PARIS CEDEX 16		France	75794
	Maastricht University and University Hospital
3965	Maastricht	Centraal Magazijn UM	Maastricht		Netherlands	6229 HX
3024	MARASH	Sleep Lab 6 Ha'aliyaP.O.Box	Haifa		Israel	3109601
13099	Mario Grittani (F2 University)	Via San Gennaro Agnano 30	Pozzuoli		Italy	80078
14484	Maxima Medische Centrum	Ds. Th. Fliednerstraat 1	Eindhoven		Netherlands	5631 BM
10603	Medgenics	Teradion Business Park POB 14	Misgav		Israel	20179
3875	Medial SPOL S.R.O	Na dolinach 36/128 PO Box 37	Prague		Czech Republic	147 00
9550	Medical University Sofia- Medical faculty	Sofia 1431	Sofia		Bulgaria	1431
12132	Medifor srl	Via S. Leonardo (trav. Migliaro)	Salerno		Italy	84133
3900	Medisleep International LTD	Igal Alon 96 Entrance C2nd f	Tel Aviv		Israel	69710
3847	MEDISOFT Poland	ul. Dominikańska 9 bud. 2 lok. 138.	Warsaw,		Poland	02-738
9732	Mediton Hilton Tel Aviv	205 HaYarkon St. Independence Park	Tel Aviv		Israel	6340506
6700	Mediz. Hochschule Hannover	Warenannahme K02/SO/Rampe	Hannover		Germany	30625
4008	Med-M	Med-M	Moscow		Russian Federation	121596
3157	Menzies School of Health Research - Nick Anstey	Royal Darwin Hospital Campus	Casuarina		Australia	NT 0811
4051	Mercé V. Valencia	C/Ruzafa, 23 - 1 y 2	Valencia		Spain	46004
14392	Mezzion International LLC	400 Kelby Street, 12th Floor	Fort Lee	New Jersey	United States	07024
9567	Mezzion Pharma Co. Ltd.	C&H Building, 3rd Floor	Seoul		Korea, Republic of	135-879
13495	Michael Pasternak				Israel
3880	Millenium-Asher-TAL	1 Habursekai st.	Beer Sheva		Israel	94040
4116	Mor	7 Jabotinsky St. Bnei Brak			Israel	5126413
10027	Mor Ashdod	Ha Banim 1	Ashdod		Israel
12115	Mor Netanya	Raziel 7	Netanya		Israel
10198	Mor Research Applications Ltd	Attn. Prof. David Margel	Tel Aviv		Israel	69710
9420	Mor Rishon	Shderot Nim 2	Rishon-le-Zion		Israel	7546302
13770	Multimedica Spa	Via Fantoli, 16/15	Milano		Italy	20138
14106	Nationwide Children’s Hospital - Ohio	Joanne Chisolm	Columbus	Ohio	United States	43215
14312	Nederlands Slaap Instituut	Antonie van Leeuwenhoekweg 38-C12	Alphen aan den Rijn		Netherlands	2408 AN
14226	Neucomed GmbH	Stadlweg 83/85	Wien		Austria	A-1210
4020	Newcastle University	Clinical Research Facility	Newcastle Upon Tyne		United Kingdom	NE1 4LP

4

Itamar Medical LTD- customers List

Account Number	Account Name	Billing Address Line 1	Billing City	Billing State/ Province	Billing Country	Postal Code	Telephone

14225	Newcastle University	Cardiovascular Research Centre	Newcastle Upon Tyne		United Kingdom	NE1 3BZ
4104	NIKO-MED Sp. z o.o.	NIKO-MED Sp. z o.o.ul. K.Cio	15-245 Biaystok,		Poland
3901	NMP Neuwirth Medical Products GmbH	Bachstrasse 10	Obernburg		Germany	D - 63785
11308	Oded Edri	Haharava 13	nesher		Israel
4009	Optimal Life	Attn. Yoram Levin(052) 464-1			Israel
3839	OPTOMIC	OPTOMIC ESPANA, S.A.	Colmenar Viejo - Madrid		Spain	E-28770
13442	Orit Mor				Israel
3029	Oslo Universitetssykehus HF	Ulleval sykehus	Oslo		Norway	0450
	ospedale Niguarda		Milano		Italy	#N/A
11987	PAREXEL International GmbH	Klinikum Westend, Haus 18 Spandauer Damm 130	Berlin		Germany	14050
11988	PAREXEL International GmbH/shipping	Jens Janiszewski	Berlin,		Germany	14050
9272	Philips Respironics GK	Philips Respironics GK, Miyahara Operations	Saitama		Japan	331-0812
9549	Philips Respironics GK	Miyahara warehouse	Kita-ku, Saitama		Japan	331-0812
10232	Private clinic -Prof. Itamar Raz	Brodezki 43 knisa Bet , floor 4 Ramat Aviv	Tel Aviv		Israel
3406/1	Prof. J.J. Gilmartin	5 Averard West	Galway		Ireland
9551	Prof Anthony Papavassiliou	9 Vyzantiou Street	Pallene Attiki		Greece	15351,
3962	Project BIG 3 - Skånes Universitetssjukhus	Attn. Johanna Mercke Odeberg	Lund		Sweden	SE-221 85
11259	Prospect II	UCR | Uppsala Clinical Research Center	Uppsala		Sweden	SE-752 37
13091	Rambam Hospital- Ruth Children's Hospital	Pediatric A	Haifa		Israel
13057	Regen Med Inc.	8th floor Accra Law Tower	Taguig City		Philippines	1634
11493	Research Found - Tel Hashomer Hospital	Non profit organization: 580301992	Tel Hashomer		Israel	5265601
6606	Rostock University Hospital	Department of Pediatrics	Rostock		Germany	D-18057
3220/2	Royal Brompton Hospital	12 Haldane Road,	London		United Kingdom	SW6 7EU
13100	Royal Free NHS Foundation Trust				United Kingdom
St. Josef Hospital Ruhr - University
	Ruhr-Universität in den BG / St. Josef Hospital	Gudrunstrasse 56	Bochum		Germany	#N/A
3667	Sahlgrenska Univ. Hospital	Njurmottagningen Vita strake	GOTEBORG		Sweden	SU/S-413 4
Sarel Logistic Solutions &Products for Advanced
14101	Medicine	SAREL Supplies&Services for Medicine LTD	Netanya		Israel	42504
14529	Satina Medical	Am Waldesrand 26	Wandlitz		Germany	16348
11280	SC DISTRIBUTION MEDICAL	746 route de la jars	Quaix en chartreuse		France	38950
13022	SinusTec S.P.R.L.	VAT BE 0645982386	Auderghem		Belgium	B-1160
3015	Sleep Medicine laboratory	Merkaz le Rafuat Sheina	Holon		Israel
3046	Slotervaartziekenhuis B.V.	Afd. Crediteuren	Amsterdam		Netherlands	1066 EC
Soroka Medical Center - Cardiology department
11327	Soroka-Cardiology	Rager Boulevard	Beer Sheva		Israel
12087	St. Reiss Shanghai Medical Center	Block D, Zhong Lian Villa,	Shanghai		China
13350	Stablemed BV	1e Brandenburgerweg 13	Bilthoven		Netherlands	3721-MB
9841	Stendo	17 Rue du Port – BP 119	LOUVIERS Cedex		France	F-27401
3680	Steno Diabetes Center	Steno Diabetes Centre	Gentofte		Denmark	2820
11562	Technische Universität München	Lehrstuhl für Präventive Pädiatrie	München		Germany	80992
4092	Tel Aviv Sourasky Medical Center	Department of Internal Medic	Tel-Aviv		Israel	64239
4134	Tel Hashomer- EndoPAT	Sheba road 2	Ramat-Gan		Israel
11716	The Hong Kong Polytechnic University	Room Y934			Hong Kong

5

Itamar Medical LTD- customers List

Account Number	Account Name	Billing Address Line 1	Billing City	Billing State/ Province	Billing Country	Postal Code	Telephone

4043	The Lister Hospital	Chelsea Bridge road			United Kingdom	SW1W 8RH
10212	Timik AB	Att: Thomas Langberg	Sollentuna		Sweden	19140
4119	TUM- Technische Universität München	Lehrstuhl fur Praventive	Munchen		Germany	D-80992
12093	U.Klinik Schleswig-Holstein	MK II, Kardiologie, 040.320 10 01 5.00	Lubeck		Germany	D-23538
12956	UAntwerpen - CDE - T3.30 LEMP	Campus Drie Eiken CDE	Wilrijk		Belgium	2610
14532	UCL Partners	UCLPartners	London		United Kingdom	W1T 7HA
		Experimental Cardiology Laboratory, Divison of
		Heart & Lungs, UMC Utrecht, Room Room
13839	UMC Utrecht	number G02.524, P.O. Box 85500,	Utrecht		Netherlands	3508 GA
13884	Università degli Studi di Brescia	Dipartimento di Specialità Medico-Chirurgiche	Brescia		Italy	25121
9471	Universitat Bern	Universitatsklinik fur Neuro	Bern		Switzerland	3010
4024	Universitätsklinikum Würzburg	DZHI	Würzburg		Germany	D- 97078
		Laboratoire de Physiologie et dExplorations
		Fonctionnelles de la Faculte de Medecine
13060	Universite Cheikh Anta DIOP-UCAD	Pharmacie et Odontologie	Dakar - Fann		Senegal	BP5005
13721	Universitetet i Oslo	Kvinneklinikken vMichael P. Hjornholm	Oslo		Norway	NO-0450
11450	University Hospital Antwerp	Wilrijkstraat 10, Route 120	Edegem		Belgium	2650
3763	University Hospital Antwerp	UNIVERSITEIT ANTWERPEN	Antwerpen		Belgium	2020
4114	University Hospital Örebro Sweden	Attn. Olof Hellberg	Örebro		Sweden	70185
14165	University Hospitals of Leicester - sleep	Sleep Laboratory	Leicester		United Kingdom	LE5 4DG
	University of Alberta/Stollery Children’s Hospital
14107	Edmonton	Dr. Andrew Mackie Unit 4C2,	Edmonton	Alberta	Canada	T6G-2B7
10634	University of Cagliari, Italy	Dipartimento di Scienze mediche "M. Aresu",	Monserrato (CA)		Italy	09042
6603	University of Cape Town	Purchasing Department F	Mowbray		South Africa	7700
11134	University of Leicester	Tracy T Kumar	Leicester		United Kingdom	LE3 9QP
3970	University of Louvain Medical School	Unit of Pharmacology and The	Brussels		Belgium	B-1200
10270	University of Milan	DIP.ScienzeBiomediche e Cliniche "Luigi Sacco"	Milano		Italy	20157
12160	University of Porto	A/C Eva Azeredo	Porto		Portugal	4099-002
11043	University of Utah School of Medicine PHARMA	Eccles Primary Children's	Salt Lake City	Utah	United States	84113
4081	UPRES EA 220 / DRCI	Institut de Formation en Soi	Suresnes		France	92150
13957	UZ Brussel - Kinderziekenhuis	Kinderendocrinologie	Jette		Belgium	1090
14104	Vanderbilt University	Sheri Dixon Vanderbilt Clinical Trials Center	Nashville	Tennessee	United States	37212-821
10161	VE.DI.SE. HOSPITAL S.p.A.	Via Portuense, 959	Rome		Italy	00148
9954	VU Medical Centre_1	Dept.of Logistics	Amsterdam		Netherlands	1081 BT
12998	West Glasgow Ambulatory Care Hospital	Miss Lisa Jolly	Glasgow		United Kingdom	G3 8SJ
6602	Wilhelmina Children Hospital	Attn. Gerbrand Zoet	Raleign		Netherlands	27675
11332	Yasmin Zeidan				Israel
13893	Yitzhack Schwartz, MD				Russian Federation
11183	Zurich Heart institute	Attention of Silviya Cantatore	Zurich		Switzerland	8091

6

Report of the Registrar of Companies attached to the Secured Debenture pursuant to Section 6a of the Secured Debenture

[INFORMAL ENGLISH TRANSLATION]

COMPLETE REGISTRAR REPORT

Company Details
Corporation Number	51-243421-8
Company Name	Itamar Medical Ltd.
English Name	ITAMAR MEDICAL LTD.
Company Type	Public Company
Type of Liability	Limited
Legal Status	Active
Company Address	Caesarea, Halamish St. 9, Israel, Zip: 3088900
P.O Box	3579, Caesarea
Registration Date	15/01/1997
Company Purposes	To engage in any business specified in the Articles of Association
Comments	This company is a reporting corporation under Section 1 of the Israeli Companies Law 5759-1999, which is not obligated to report to the Registrar of Companies, apart from the matters detailed in Section 145 of the law. For updated information regarding shareholders, directors, annual reports and share capital, please contact the Israeli Securities Authority.
Occupation	Development, production and marketing of medical equipment
Date of Last Annual Report Updated as of	26/12/2001
Total Authorized Capital	NIS 1042680.00

Prior Names
Prior Name	English Name	Date of Change
ITAMAR MEDICAL (C.M.) 1997 LTD.	ITAMAR MEDICAL (C.M.) 1997 LTD.	28/06/2000

Share Capital Allocation
Number of Shares	Share Type	Par Value	Amount Issued to Shareholders
2,000,000	Preferred A	NIS 0.01	2,000,000
6,438,000	Preferred B	NIS 0.01	3,433,619
12,830,000	Preferred C	NIS 0.01	0
83,000,000	Ordinary	NIS 0.01	10,191,500

Shareholders
ID	Name	Address	Holdings
00-840971-6	Shani Prof Mordechai	Ramat Efal, Hashita St. 7, Israel	10,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
00-0000050-6	Sheps David	Not Registered	1,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
05-184143-5	Gene Kleinhendler as Trustee	Tel Aviv, Kalisher St. 30, Israel	128,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
11-333692-8	Shomar Corporation	New York	(a) 459,326 Preferred B Shares Par Value NIS 0.01 – Standard Holding; (b) 2,500,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
12-457777-7	Trust Stack Family	United States	65,000 Preferred B Shares Par Value NIS 0.01 – Standard Holding;

ID	Name	Address	Holdings
01-526401-3	Chanel Bob	Kiryat Bialik, Hadafna St. 5, Israel	150,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
00-169983-4	Mor Refael	Ramat Gan, Kiryat Krinitzi St. 10, Israel	100,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
00-170781-9	Yaron Giora	Caesarea, Snapir St. 7, Israel	(a) 109,956 Preferred B Shares Par Value NIS 0.01 – Standard Holding; (b) 4,000,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
21-544447-7	Edward Sarah A	United States	10,730 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
00-225649-8	Trust for Barbara Walkerson Irrevocable	United States	3,674 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
25-111444-9	Bay City Capital Investment	United States	17,987 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
25-216666-8	G.R.G Leonardo Backer	United States	42,918 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
25-369999-9	Frank Fredrick	United States	(a) 26,666 Preferred A Shares Par Value NIS 0.01 – Standard Holding; (b) 42,918 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
36-232666-6	Bay City Capital Fund III	United States	411,197 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
36-251444-7	Generator Trust Kenneth S Abramowitz	United States	20,000 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
36-259777-7	Trust Spivak Family P Spivak	United States	6,5000 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
36-259888-8	Harry G Sal Trust Harry G & Krol D Sal	United States	21,500 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
36-367777-7	Zifroni Revocable Trust 1/24/86	United States	439,992 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
00-038631-8	Shimoni Yossef	Kiryat Ono, Zaidman St. 6, Israel	(a) 2,618 Preferred B Shares Par Value NIS 0.01 – Standard Holding; (b) 7,500 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
00-392318-2	Primas Yesha	Haifa, Dereh Hayam St. 16, Israel	(a) 1,000 Preferred B Shares Par Value NIS 0.01 – Standard Holding; (b) 2,500 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
04-264223-1	Shmuel Ret	Tel Aviv, Levi Eshkol St. 44, Israel	50,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
50-369363-6	Moran Ray	United States	(a) 10,000 Preferred A Shares Par Value NIS 0.01 – Standard Holding; (b) 3,674 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
05-075185-8	Eitan Wertheimer	Caesarea, Harimon St. 5, Israel	26,666 Preferred A Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
05-417803-3	Zamir Yehuda	Raanana, Hanesher St. 82, Israel	(a) 2,618 Preferred B Shares Par Value NIS 0.01 – Standard Holding; (b) 7,500 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
63-666699-6	Pacific East Partners	United States	214,593 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
06-936666-6	International ENC Sandyline	United States	214,600 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-124544-4	Darley Maxi	United States, California	2,500 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-252525-2	Karmi Partners	United States	(a) 26,667 Preferred A Shares Par Value NIS 0.01 – Standard Holding; (b) 643,677 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-289999-9	Genome Partners	United States	26,667 Preferred A Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-454555-5	Medved Johnathan	Jerusalem, Emek Refaim St. 64, Israel	10,000 Preferred A Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-548977-7	Spoke Family	United States, Maryland	2,500 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-549999-9	Mendel Edward	United States, California	2,500 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-585858-5	Asher Robert	United States	14,167 Preferred A Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-877878-7	Roselyne Swig	United States, New York	10,000 Preferred A Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-888888-8	Barbara Walkerson	United States	10,000 Preferred A Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-898989-8	SG Cohen David B	United States	5,000 Preferred A Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-989899-9	Paul D Larson	United States	(a) 1,716 Preferred B Shares Par Value NIS 0.01 – Standard Holding; (b) 2,500 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-989989-9	Albert Paul	United States, Illinois	10,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-989999-9	Medtronic International	United States	(a) 1,800,000 Preferred A Shares Par Value NIS 0.01 – Standard Holding; (b) 643,777 Preferred B Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
70-999999-9	Stein 1995 Revocable	United States	10,000 Preferred A Shares Par Value NIS 0.01 – Standard Holding

ID	Name	Address	Holdings
72-878787-8	Uzi Zucker	United States	(a) 14,167 Preferred A Shares Par Value NIS 0.01 – Standard Holding; (b) 53,648 Preferred B Shares Par Value NIS 0.01 – Standard Holding

Corporation Registration Number	Name	Address	Holdings
51-118332-9	M.R.S Sleep Laboratory Center Ltd.	Haifa, Haaliah Hashnia St. 6, Israel, Zip: 3525406, Post Box: 9602, Rambam Hospital	1,600,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

Corporation Registration Number	Name	Address	Holdings
51-178623-8	SLP Scientific Laboratory Products Ltd.	Tel-Aviv, Mordechai Anilevich St. 62, Israel, Zip: 6706016	10,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

Corporation Registration Number	Name	Address	Holdings
51-179836-5	Gour Medical Ltd.	Tel-Aviv, David Hamelech St. 47, Israel, Zip: 6423715 at accountant Yehuda Gordon	1,570,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding; this corporation is willingly liquidated

Corporation Registration Number	Name	Address	Holdings
51-204673-1	RB – NA Ltd.	Tel-Aviv, Pinkas St. 62, Israel, Zip: 6215715	10,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding

Corporation Registration Number	Name	Address	Holdings
51-214828-9	Sian Carmel Ltd.	Haifa, Alexander Yanai St. 14, Israel at Pereg	10,000 Preferred A Shares Par Value NIS 0.01 – Standard Holding; this corporation is willingly liquidated

Corporation Registration Number	Name	Address	Holdings
51-245877-9	P.L.E. (Pearl-Latzer-Eitan) 1997 Ltd.	Not Registered	25,000 Ordinary Shares Par Value NIS 0.01 – Standard Holding; this corporation is willingly liquidated

Changes of Articles of Association
Date of Decision	Date of Registration	A summary of decision
28/09/2016	28/09/2016	Correction of typo – change in Composition of Share Capital
28/09/2016	28/09/2016	Correction of typo – change in Composition of Share Capital
28/09/2016	28/09/2016	Correction of typo – change in Composition of Share Capital
28/09/2016	28/09/2016	Correction of typo – change in Composition of Share Capital
27/02/2007	12/06/2007

Turning the company into a public company

Turning the company into a public company

Turning the company into a public company

Turning the company into a public company

Turning the company into a public company and change of Articles of Association

29/12/2005	27/12/2005	Capital increase of NIS 128300
26/12/2005	27/12/2005	Capital increase of NIS 211380
21/08/2005	22/01/2006	Change of Articles of Association
06/06/2005	04/09/2005	Capital increase of NIS 403000
29/12/2003	06/04/2005	Replacement of Articles of Association
12/12/2001	12/02/2002	Replacement of Articles of Association
12/12/2001	12/02/2002	Change in Composition of Share Capital
12/12/2001	12/02/2002	Change in Composition of Share Capital
12/12/2001	12/02/2002	Change in Composition of Share Capital
12/12/2001	07/02/2002	Capital increase of NIS 50000
28/06/2000	24/07/2000	Change of Company's name
28/06/2000	05/10/2000	Changes in the Articles of Association
09/02/1998	08/03/1998	Replacement of Articles of Association
09/02/1998	08/03/1998	Change in Composition of Share Capital
14/07/1997	22/07/1997	Capital increase of NIS 220,000.00
09/04/1997	20/05/1997	Replacement of Sections 30, 68, 91 and adding Sections 91(c) and (d) to Articles of Association

Change of Status
No Change of Status

Outstanding Fee Debt
The Company does not hold any debt of annual fee to the Registrar of Companies

Pledge Details
Pledge Number	Date of Creation	Date of Registration	Secured Amount	Date of Removal	Instrument Description
1	23/02/2006	20/03/2006		25/02/2014

Pledge Number	Date of Creation	Date of Registration	Secured Amount	Date of Removal	Instrument Description
2	04/12/2007	14/01/2008		18/06/2009

Pledge Number	Date of Creation	Date of Registration	Secured Amount	Removed on	Instrument Description
3	05/05/2008	29/05/2008	NIS 30,000.00
	Asset Description	First degree Fixed Charge on a monetary variable interest deposit; transaction number 1113007, account number 42310
	Special Terms	No pledge or transfer may be made without the consent of the pledgee
	Name of Creditor	Bank Hapoalim Ltd.
	Corporation Registration Number	52-000011-8	Amount of Loan

Pledge Number	Date of Creation	Date of Registration	Secured Amount	Date of Removal	Instrument Description
4	24/06/2008	02/07/2008	NIS 400,000.00
	Asset Description	First degree Fixed Charge on a monetary variable interest deposit; transaction number 1176027, account number 42310
	Special Terms	No pledge or transfer may be made without the consent of the pledgee
	Name of Creditor	Bank Hapoalim Ltd.
	Corporation Registration Number	52-000011-8	Amount of Loan

Pledge Number	Date of Creation	Date of Registration	Secured Amount	Date of Removal	Instrument Description
5	07/01/2009	25/01/2009		25/02/2014

Pledge Number	Date of Creation	Date of Registration	Secured Amount	Date of Removal	Instrument Description
6	01/01/2012	10/01/2012		20/03/2013

Pledge Number	Date of Creation	Date of Registration	Secured Amount	Date of Removal	Instrument Description
7	04/01/2012	22/01/2012		23/12/2013

Pledge Number	Date of Creation	Date of Registration	Secured Amount	Date of Removal	Instrument Description
8	28/06/2012	23/09/2012		25/02/2014

Pledge Number	Date of Creation	Date of Registration	Secured Amount	Date of Removal	Instrument Description
9	19/01/2014	09/03/2014		05/03/2017

Pledge Number	Date of Creation	Date of Registration	Secured Amount	Date of Removal	Instrument Description
10	22/03/2015	17/05/2015		23/03/2017

Pledge Number	Date of Creation	Date of Registration	Secured Amount	Date of Removal	Instrument Description
11	22/03/2015	17/05/2015		21/03/2017

Pledge Number	Date of Creation	Date of Registration	Secured Amount	Date of Removal	Instrument Description
12	08/06/2016	29/06/2016	NIS 20,000.00
	Asset Description	First degree Fixed Charge and Pledge on certain monetary deposits existing in account no. 42311, which is managed at the Hadera business branch of the Bank (072) under the name of the Pledgor (hereinafter: "the Pledgor's Account"), including such monetary deposits earnings, as specified below. The deposit amount is NIS 20,000. The transaction number in accordance with which the deposit was deposited is 1600001.
	Special Terms	No pledge or transfer may be made without the consent of the pledgee
	Name of Creditor	Bank Hapoalim Ltd.
	Corporation Registration Number	52-000011-8	Amount of Loan

Summary of Pledge Details
Number of Removed Pledges	9
Number of Unlimited Pledges	0
Amount of Limited Pledges	NIS 450,000.00

Annual Reports
Year	Date of Report	Date of Receipt
1999	01/11/1999	17/11/1999
2001	26/12/2001	26/12/2001

(*) - processed following an annual report

The Company's or partnership's Extract constitutes a summary of information from the computerized data base of the Israeli Corporations Authority, which is provided as a service to the public, according to information received by the Authority. The information in the Extract may be incomplete, inaccurate or out of date. The data in the Extract should not be relied upon, since the Extract is not one of the documents run by the Israeli Corporations Authority according to law.

In order to ascertain the information and reports submitted to the Registrar of Companies or to the Registrar of Partnerships as required by law, please refer to the corporation's file (for information: taagidim.justice.gov.il). It is hereby noted that the information contained in the Company's file with respect to the Company's shareholders and directors, as well as additional information, is declarative in nature, and does not constitute a substitute for review of the register of shareholders and of the Company's directors, which are run by the Company. Such registers are available to public review at the registered office of the Company.

The Extract may also include a summary of information received from state authorities, such as the enforcement and collection authority, the official receiver and the court system, which is also provided as a service to the public. The information may be partial or out of date, and therefore should not be relied upon. The information can be reviewed at the authorized state authority.

Produced by BDI on 28/05/17;	Last Update on Registrar of Companies database on 20/04/17

Date: 29th May 2017

Mizrahi Tefahot Bank Ltd

(hereinafter: the “Bank”)

Re: Negative Charge

Irrevocable Undertaking

WHEREAS	Itamar Medical Ltd. (hereinafter: the “Client”) has received and/or is about to receive Credit from the Bank, as defined in the Bank’s “Agreement and General Business Terms” and/or “Framework agreement” and/or “Application to Open an Account” and/or “Application to Effect Changes in an Account” and/or “Account Management General Terms and Conditions” and/or “General Conditions for Credit Activities” and all the appendices and amendments thereto and/or various banking services, (hereinafter: “the Credit”);

AND WHEREAS	we, the undersigned, I.M.E 2016 B.V. (hereinafter: the “Company”) are subsidiary of the Client;

AND WHEREAS	the Credit is and/or shall be given by the Bank inter alia in reliance upon this undertaking;

WE ACCORDINGLY WARRANT, CONFIRM AND UNDERTAKE TO THE BANK AS FOLLOWS:

1.	As at the date of giving this undertaking, there is no floating charge over the Company’s assets in favour of any third party, nor has the Company given any undertaking to create a floating charge in favour of any third party.

2.

As at the date of giving this undertaking, there is no fixed charge over the Company’s assets in favour of a third party, nor has the Company given any undertaking to create a fixed charge in favour of any third party.

The provisions of this clause and clause 1 above are save for the charges specified below:

2.1	2.4
2.2	2.5
2.3	2.6

3.	The Company shall not in any matter charge its existing assets or its assets as shall exist from time to time in a floating charge and of any type or ranking without obtaining the Bank’s prior written consent.

4.	The Company shall not charge any asset that exists and/or is registered in its name without obtaining the Bank’s prior written consent. Notwithstanding the foregoing provisions in this clause, the Company shall be entitled to create a fixed charge over new fixed assets in favour of another bank the purchase whereof shall be financed by such bank and such being up to the amount that it has borrowed from it for such purpose.

5.	If for any reason whatsoever the Company shall breach its commitment herein, the Bank shall be entitled to immediate repayment of the credit amounts given to the Company and/or to the Client, in addition to any relief and/or remedy to which the Bank is entitled against the Company and/or the Client pursuant to any agreement or law.

6.	The Company’s irrevocable undertakings herein are given to secure the rights of Mizrahi Tefahot Bank Ltd., and shall continue to be in effect until its termination is approved by the Bank.

7.	This undertaking shall be governed by and interpreted in accordance with the laws of the State of Israel, without giving effect to the rules respecting conflict of law. The competent courts in Tel Aviv shall have sole and exclusive jurisdiction over any dispute between the parties, as set forth herein.

Your faithfully.

/s/ Dorsha B.V.
I.M.E 2016 B.V
By: Dorsha B.V.
Its: Director

Name of Customer:       Itamar Medical, Inc.

Address: _______________________________________ I.D./Company No:__________________________

MIZRAHI TEFAHOT BANK LTD

Kenyon Orot Branch

CONTINUING GUARANTEE IN AN UNLIMITED AMOUNT TO SECURE ALL DEBTS

PREAMBLE	WHEREAS Mizrahi Tefahot Bank Ltd (hereinafter referred to as the “Bank”) has granted or from time to time shall grant to Itamar Medical Ltd. (hereinafter referred to as the “Customer”) credit under such terms as from time to time were and/or shall be agreed upon between the Bank and the Customer in respect of each credit;

AND WHEREAS we, the undersigned, are willing to guarantee to the Bank the repayment of debts of any kind owing now and / or hereafter from the Customer to the Bank;

NOW THEREFORE WE CONFIRM, GUARANTEE AND UNDERTAKE AS FOLLOWS:-

DEFINITIONS	1.	In this Guarantee:-

(a)	“Credit”, whether in Israeli currency or in any foreign currency, includes every revolving credit, single credit, loan, discount, purchase and or brokerage of bills, overdraft, granting of guarantee and/or letter of indemnity, opening of documentary credit, grant of extension of time, and of various banking facilities, handling of bills of lading transactions in securities services, or any other payments granted or to be granted now or hereafter by the Bank to the Customer or to his order, whether in Israel or abroad, as well as every and any other transaction or other action whereby or as a result of which debts or obligations are or may be incurred or undertaken by the Customer towards the Bank, whether as debtor, guarantor or endorser and/or in any other manner whether the said debts be owing from the Customer jointly or severally, whether owing presently or hereafter, whether maturing prior to the execution hereof or hereafter, whether certain or contingent, whether owing directly or indirectly, whether express or implied.
(b)	Words importing the singular shall include the plural and vice versa.
(c)	Words importing the masculine gender shall include the feminine gender and vice versa.
(d)	“Bank” means Mizrahi Tefahot Bank Ltd and includes all branches and/or offices and/or subsidiaries and/or affiliates of the Bank existing on the date of this Guarantee, whether in Israel or abroad, and/or any such branch and/or office and/or subsidiary and/or affiliate of the Bank that shall at any future date be established in any place whether in Israel or abroad, its assigns and any person or legal entity duly authorized to act on behalf of the Bank and its duly appointed representatives.
(e)	The “Customer” includes the heirs, estates, successors, executors and administrators of their wills and estates and their appointees and substitutes, guardians, liquidators, directors, partners, shareholders, trustees and assigns of the Customer or power of attorney acting in the Customer’s stead.
(f)	“Bills” include promissory notes, cheques, bills of exchange, commitments, guarantees, bills of securities, drafts, bills of lading and any other negotiable and any other negotiable instruments.
(9)	“Consumer Price Index” means the price index known as “the Consumer Price index” (cost of living index) including fruits and vegetables, published by the Central Bureau of Statistics of the State of Israel, and including such index if published by another official body or institute, and also any official index replacing it, irrespective of whether based on the same data.
(h)	The expression “Representative Rate of the US Dollar” or “Representative Rate” means the representative of the US dollar determined by the Bank of Israel. In the event that the Bank of Israel ceases to determine the Representative Rate either temporarily or permanently, the Representative Rate shall be determined by the Bank.
(i)	The expression “Dollar” means the US dollar.
(j)	“Exchange Rate” means the selling price for cheques and transfers and/or bank notes of any denomination whatsoever in foreign currency, all as shall be determined by the Bank. In the event that at any such time two or more exchange rates as aforesaid are prevailing at the Bank, the Exchange Rate shall be the highest such rate then prevailing. In the event that at the time of such conversion of foreign currency additional payments, including commissions, levies, taxes, fees and other costs, etc. shall apply, the Exchange Rate shall be deemed to include any such additional payments.
(k)	The preamble to this Guarantee shall constitute an integral part hereof.

1

GUARANTEE	2.	We hereby irrevocably guarantee to the Bank and its assigns absolutely, unequivocally and unconditionally the full and prompt repayment of any sums owing now and/or hereafter from the Customer to the Bank, inter alia, in connection with the granting of the Credit by the Bank to the Customer, whether the said debts be owing from the Customer singly or jointly with another or others, whether incurred by the Customer in the past or are to be incurred by the Customer in the future, whether owing from the Customer as debtor, guarantor or endorser, whether owing now or hereafter, whether certain or contingent, whether owing directly or indirectly, with the addition of interest, commissions, damages, linkage differentials, exchange rate differentials and any other reasonable and actual charges and costs (all the aforesaid sums hereby guaranteed by us shall hereinafter be referred to as the “Said Sums”). For the avoidance of any doubt, it is hereby agreed and confirmed that we hereby guarantee all linkage differentials and/or exchange rate differentials of any kind whatsoever owing now and/or hereafter by the Customer to the Bank in respect of linked principal and/or linked interest constituting part of the Said Sums. Accordingly, the expression the “Said Sums” shall also be deemed to include the aforesaid linkage differentials and exchange rate differentials.

OBLIGATION AMOUNT.	3.	The aggregate amount which we shall be obliged to pay the Bank under the present Guarantee (hereinafter referred to as the “Guaranteed Amount”) shall be an unlimited amount.

PAYMENTS DATES	4.	We undertake to pay the Bank any amount it may demand from us from time to time, within 7 (seven) days of the date of the dispatch of its first demand notice on account of the Guaranteed Amount as the Customer shall owe the Bank, up to the full actual repayment thereof.

WAIVER OF PRIOR DEMAND NOTICE FOR REPAYMENT TO CUSTOMER	5.	Except for the notices required pursuant to this Guarantee and as required by applicable law, the undersigned waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking other action by the Bank against, and any other notice to, any party liable thereon (including the undersigned). Notwithstanding the foregoing, the Bank shall provide notice of default to the Customer concurrently with providing a demand for payment to us, We shall pay the Bank all such sums as the Bank may demand from us as aforesaid, without imposing upon the Bank any duty to provide us with any accounts or proof whatsoever of the non-performance by the Customer of his obligations, and we hereby waive any requirement that the Bank make prior demand for payment of any such sums from the Customer. The Bank shall be entitled to demand from us the performance of this Guarantee, without the Bank being obliged to institute any proceedings for the collection of any such sums from the Customer, or from any liquidator or trustee thereof or from other guarantors or to realize other collateral. The institution of any proceedings by the Bank in order to collect any such sums shall not derogate from our obligations to pay any such sums immediately and we shall not be entitled to delay the payment of any such sums until the finalization of any other proceedings instituted by the Bank.

FOREIGN CURRENCY TRANSACTION	6.

In every instance that Credit is granted or is to be granted to the Customer in any foreign currency (hereinafter referred to as a “Foreign Currency Transaction”), we hereby undertake to pay to the Bank or to its order in that same foreign currency all the Said Sums which are due and which shall become due from the Customer with respect to that Foreign Currency Transaction, including principal, interest and linkage differentials, if they occur, as well as commissions and reasonable and actual expenses resulting from the linkage of the principal and the interest or any one of them, to the Exchange Rate.

In the event that the Bank shall be compelled to take legal action against us (on the basis of this Guarantee) in order to recover Said Sums in respect of a Foreign Currency Transaction and the court and/or the execution office shall order us to pay any sums in respect of the Foreign Exchange Transaction, in Israeli currency or in consideration of Israeli currency, we hereby undertake to pay the Bank the amount, in New Israeli Shekel, or the proceeds thereof, which shall be sufficient for the conversion into foreign currency of the said amount in accordance with the Exchange Rate prevailing on the date of actual payment.

LIABILITY IN EVENT OF ARRANGMENT, LIQUIDATION OR BANKRUPTCY	7.	In the event of any arrangement made with respect to the debts of the Customer, (including an arrangement by the court) or the liquidation or bankruptcy thereof, such arrangement shall not derogate from our obligations pursuant to this Guarantee and the Bank shall be entitled to demand from us the Guaranteed Amount in full in accordance with the amount of the Said Sums as would have been due from the Customer to the Bank if it were not for such arrangement, liquidation or bankruptcy. The Bank shall be entitled to consent to any compromise settlement, and such compromise shall not to derogate from our guarantee for the entire Guaranteed Amount. We undertake not to submit evidence of a debt to a receiver, trustee, etc., without the prior written approval of the Bank which shall not be unreasonably withheld. Notwithstanding the foregoing, we may submit to the receiver, trustee, etc., proof of a debt or claims of a debt or claims of a similar nature), only if it is emphasized that such claims are subordinate and junior to the rights of the Bank at the time of the receivership or dissolution.

2

UNCONDITIONAL GUARANTEE	8.	The Bank is not bound to accept any additional collateral or guarantee from Customer in respect of the payment of the Said Sums. If it was known to us at the time of or prior to our signing this Guarantee that the Bank was about to obtain other collateral from the Customer or further guarantees, including any instance in which names of additional guarantors were to be supplemented to this Guarantee and the Bank shall not have received such additional collateral and/or the additional guarantors shall not have signed any other guarantee, the validity of this Guarantee shall not thereby be derogated from and we shall perform all our obligations hereunder.

PRESERVATION OF GUARANTEE	9.	The Bank may from time to time, whether with or without our consent and with or without any notice to us:

(a)	Discontinue, vary, decrease, increase, or renew any Credit to the Customer;
(b)	extend the time for payment or grant other similar accommodations to the Customer and/or to any other person and/or to the Guarantor or to any one of us;
(c)	exchange, renew, modify, release, terminate, enforce or refrain from enforcing any collaterals or guarantees held or which shall be held by the Bank, whether obtained from the Customer and/or from other persons and/or from the Guarantors and/or from any one or more of us;
(d)	compromise, waive, release or make any other arrangement with the Customer and/or with any other person and/or with the Guarantors and/or with any one of us, of his obligations;
(e)	procure the non-discharge of any indebtedness incurred by the Customer in respect of the granting of the Credit, or procure the release of any collateral given in connection with the granting of the Credit;
(f)	refrain from notifying us of the non-performance of any obligations whatsoever by the Customer and/or postpone or suspend the submission of demands against us hereunder, without the same being deemed to constitute a precedent, waiver, limitation of action or negligence on the part of the Bank.

Upon the occurrence of any of the aforesaid events, even if as a consequence thereof a loss shall be incurred by the Bank, this Guarantee shall remain fully valid and effective and shall not be affected or altered or reduced as to the amount thereof and all our obligations shall remain unaffected and shall not be reduced. In order to avoid all doubt, it is hereby stipulated that if the Bank perform any of the aforesaid acts, we shall not be entitled to any right of option, right of cancellation or any other right stipulated in the Guarantee Law, 5727-1967, in respect of the said acts and we hereby expressly waive all our said rights thereunder.

WAIVER OF DEFENCE CLAIMS	10.	This Guarantee shall not be derogated from, reduced or altered and shall remain valid and effective:

(a)	in the event that the Customer’s indebtedness to the Bank is impaired or invalid for any reason whatsoever including, inter alia, by reason of the capacity or representation of the Customer;
(b)	in the event that the Bank’s right to claim the payment of the Guaranteed Amount from the Customer has terminated due to prescription;
(c)	in the event that the Customer denies his liability towards the Bank or in the event that the Customer has or raises any claims against the Bank.
(d)	In the event that the Customer is a corporation that has passed a resolution to merge with another corporation, whether as an absorbing company or as a target company, as defined in the Companies Law, 5759-1999.

		In each of the aforesaid instances, the abovementioned indebtedness shall, for the purposes of this Guarantee, be deemed to be valid, unimpaired, fully effective, non-appealable and unable to be responded to for the purposes of this Guarantee and we hereby declare that we shall not raise any claim against the Bank and that all our obligations pursuant to this Guarantee shall remain fully effective and we hereby waive, in advance, any rights or claims that the Guarantee Law, 5727-1967, confers or allows in such circumstances.

PRESERVATION OF OBLIGATIONS	11.	In the event that we or any one of us or the Customer is a legal entity, whether incorporated or unincorporated, or a trustee, executor or administrator, or joint account holder at the Bank, or any type of organization or entity constituting an affiliation of entities, our obligations hereunder shall not be derogated from by reason of any change in our name, constitution or composition or in that of the Customer.

CONSIDERATION	12.	Without deeming consideration to be a precondition to the validity of this Guarantee in whole or in part, we hereby confirm that the Bank’s consent to advance Credit from time to time to the Customer or any party constituting the Customer shall be deemed to be full consideration for our obligations hereunder, in whole or in part.

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COLLATERAL	13.	All present and future collateral and guarantees for our obligations held or to be held by the Bank including those stipulated hereunder, shall constitute collateral for the performance of all our obligations hereunder: The bills of our customers or other parties, or securities or other negotiable instruments as shall be held by the Bank from time to time. Such bills, securities or other negotiable instruments shall be deemed to be pledged and charged to the Bank from the moment of their delivery to the Bank as collateral. We hereby exempt the Bank from all obligations as holder of a bill, such as, presentation for acceptance or for payment, protest and notice of dishonor and the signatures, endorsements and guarantees on bills and any other negotiable instruments shall remain valid until their discharge, without any formal requirements whatsoever having to be met and we hereby waive the right to raise the defense of prescription.

BANKER’S LIEN PLEDGE AND SET-OFF	14.

Without prejudice to any other right of the Bank, the Bank shall have a right of pledge, charge, possession, bankers’ lien and set-off on all amounts that are or shall be held by the Bank at any time to our credit in a current or any other account whatsoever, whether held jointly or severally, whether with another or others and/or with respect to any and all assets (including, without derogation from the generality thereof, diamonds, gold, securities, bills, coins, banknote, goods, documents relating to goods, insurance policies, assignments of debts, any negotiable instruments, deposits, collateral, mortgages and other rights) that are and/or shall be held and/or credited to or on our behalf at the Bank, in any form or manner whatsoever, including those that have been or shall be delivered to the Bank for collection and/or as security and/or for custody and/or in any other manner whatsoever and on the proceeds thereof. The Bank shall be entitled at any time and from time to time to utilize any asset to which the said lien, pledge, charge or set-off shall apply, in any way or manner, including by realization, collection and sale, at any price and in accordance with any terms as the Bank shall deem proper, and from time to time, to utilize the proceeds (in part or fully) that shall be received as a result of or in relation to such realization and/or collection or sale for the partial and/or full repayment of the Said Sums. At any time that we shall owe, or might owe, or only conditionally owe the Bank any monies pursuant to this Guarantee, the Bank shall be entitled to utilize its rights to fully realize the said pledge, charge, possession, lien and set-off or any of them, in order to discharge the amounts that are or shall be owed by us to the Bank or as security for their repayment. We do not have and shall not have any claim or plea of any type whatsoever against the Bank for taking any action stipulated in this Clause. In order to effect any of the said actions, the Bank shall be entitled to take all legal and other proceedings as it shall deem necessary.

All costs related to the realization and/or sale and/or taking any legal proceedings both against Customer and us, shall be borne by us, and the Bank shall be entitled to debit our account accordingly. In every instance of the collection of bills, the Bank shall be entitled to negotiate and discount the bills to other persons in a reasonable amount, take all legal and other proceedings for the collection of the bills, debit our account with the collection charges, compromise with the makers, endorsers or guarantors thereof or grant any reasonable concessions whatsoever, accept partial payment and from time to time, apply the proceeds of the bills in full or partial payment of the Said Sums.

DEBITING AND CREDITING OF PAYMENTS	15.

The Bank may at any time at its reasonable discretion:

(a)          Debit any account in our name with any amount owing now or hereafter to the Bank pursuant to this Guarantee.

(b)          Credit any amount paid by us or on our account in any manner and form to such account as the Bank shall deem proper.

(c)          Transfer any amount standing to our credit in any account in our name to any other account maintained in our name.

(d)          Credit any amount received from the Customer or on his behalf or on account thereof or upon the realization of any collateral held by the Bank to such account as the Bank shall deem proper.

CONTINUING GUARANTEE	16.	This Guarantee shall be continuing and revolving security and shall continue to be effective notwithstanding any settlement of accounts with the Customer and shall bind us and our assigns (which expression shall be interpreted as including guardians, custodians, heirs, administrators and executors of wills, trustees, receivers, liquidators and successors and any party acting in their stead) until the expiration of thirty (30) days from the day on which the Bank, through the branch at which we executed the present Guarantee, receives written notice from us of the termination of the Guarantee. The said notice shall not derogate from our Guarantee and our liability for the debts, transactions and obligations that the Customer has effected or undertook to effect prior to the termination of the said period of 30 (Thirty) days, even though their maturity dates may occur after the expiration of the said period.

SUBORDINATIOM OF INDEBTEDNESS OF CUSTOMER	17.	We hereby agree that any indebtedness of the Customer, now or in the future owed to us and outstanding at the time of enforcement of, or collection under, this Guarantee, is hereby subordinated to the Said Sums. If the Bank so request, any such indebtedness shall be collected, enforced and received by the Guarantor as trustee for the Bank, and shall be paid over to the Bank in kind on account of the Said Sums, provided that the Bank is then entitled to collect an amount equal to, or greater than, such indebtedness from the Customer pursuant to any agreement and/or Credit provided by Bank to Customer.

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SUBROGATION	18.	We hereby agree that, until the payment and satisfaction in full of all of the Said Sums, we shall not exercise any right, remedy, power or privilege, such as any right of subrogation, contribution or indemnity or related remedy, power or privilege, arising to us (whether by contract or operation of law) against the Customer in respect of all or any part of the Said Sums or any collateral for all or any part of the Said Sums by reason of any payment or other performance pursuant to the provisions of this Guarantee and, if any amount shall be paid to us on account of such rights, remedies, powers or privileges, we shall hold such amount in trust for the benefit of, and pay the same over to, the Bank, on account of the Said Sums. We understand that the exercise by the Bank of any right, remedy, power or privilege that it may have under any agreement with Customer and/or with us relative to all or any part of the Said Sums may affect or eliminate our right of subrogation or similar recovery against the Customer, any other guarantors or any collateral, and that we may therefore incur partially or totally non-reimbursable liability under this Guarantee. Nevertheless, we hereby authorize and empower the Bank to exercise, in its sole discretion, any combination of such rights, remedies, powers and privileges, provided however, that such exercise of rights is in accordance with the terms of its agreements with Customer or with us.

CONDITIONAL RELEASE	19.	In the event that our obligation to the Bank pursuant to this Guarantee is for any reason whatsoever revoked or terminated or the Bank shall confirm that our obligation as herein stipulated has terminated, we hereby agree that in any event of the Bank being ordered by any court to repay to any person or body whatsoever any amount whatsoever paid to the Bank in discharge of the Said Sums or on account thereof (whether such amount was paid to the Bank by mistake or in fraudulent preference or for any other reason whatsoever) we hereby undertake to compensate and indemnify the Bank in respect of any sum which the Bank is ordered to pay and/or incurs in relation thereto, with the addition of all the expenses and payments incurred with respect thereto and with the addition of interest accrued on such sums, charged at the highest rate of interest then prevailing, until we fully repay all the amounts stipulated in this paragraph to the Bank.

AUTONOMOUS NATURE OF COLLATERAL	20.

This Guarantee shall be deemed to be autonomous of any other collateral or guarantees and shall not be prejudiced or affected by any such other collateral or by reason of the Bank receiving impaired or invalid collateral or guarantees.

We hereby waive any right to receive by way of transfer to us or to participate in any other collateral which the Bank holds in respect of the repayment of the Said Sums and we shall not perform any act with the purpose of obtaining any rights in the said collateral, notwithstanding payment by us of the full Guaranteed Amount.

INDEMNITY	21.	In addition to our guarantee provided herein, the present document shall constitute an undertaking of indemnity and we hereby undertake to indemnify the Bank, within the limits of the Guaranteed Amount, for any damages, costs and losses caused to the Bank in any action or legal proceeding brought by third parties, with the exclusion of lost-profit damages only, as result of granting credit to the Customer, subject to the relevant conditions stipulated herein.

BANK ENTRIES	22.

All entries recorded in the books of the Bank shall be deemed to be accurate and shall serve as sufficient evidence against us with respect to all their details, regarding all the accounts of the Customer unless disputed by Customer within thirty (30) days of entry being provided to Customer. Copies of such entries and/or, at the discretion of the Bank, every item in such entry or such page or in separate document or any part of such entry or the last page of the said entry or any part thereof that shall be approved by an officer of the Bank, shall serve as sufficient evidence as to the existence of such entry and as to the accuracy of the details appearing thereon.

The term “the books of the Bank” shall be deemed to also include any book, ledger, statement, copy of statement, loan agreement, deed of undertaking, bill signed by the Customer, index card, page, roll or any other means or by electronic data storage and computerization and other means of data storage.

The term “entry” shall be deemed to also include any entry or copy of an entry whether written or copied by hand or typewriter or whether recorded by printing, stenciling, duplicating, photostating (including microfilming) or any other mechanical, electrical or electronic means or by electronic computer recording means or any other means of recording or presenting words or presenting words or number or any other symbols whatsoever which exist and/or are utilized at the Bank.

For avoidance of doubt, in no event shall the Bank provide us with any books and records with respect to Customer if doing so is prohibited by any applicable law or regulation.

TAX GROSS UP AND SETOFF	23.	We shall make all payments to be made by us under this Guarantee without any deduction or withholding for or on account of any tax (together, a “Tax Withholding”) unless a Tax Withholding is required by law. We shall promptly upon becoming aware that we must make a Tax Withholding (or that there is any change in the rate or the basis of a Tax Withholding) notify the Bank accordingly. If a Tax Withholding is required by law to be made by us, the amount of the payment due from us shall be increased to an amount which (after making any Tax Withholding) leaves an amount equal to the payment which would have been due if no Tax Withholding had been required. If we are required to make a Tax Withholding, we shall make that Tax Withholding and any payment required in connection with that Tax Withholding within the time allowed and in the minimum amount required by law. Within 30 days of making either a Tax Withholding or any payment required in connection with that Tax Withholding, we shall deliver to the Bank evidence satisfactory to the Bank that the Tax Withholding has been made or (as applicable) any appropriate payment has been paid to the relevant taxing authority. All payments made by us to the Bank under this Guarantee shall (save insofar as required by law to the contrary) be paid in full without set-off or counterclaim.

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TECHNICAL CHANGES	24.	For the avoidance of any doubt and for the purposes of clarification, it is hereby stated that: in the event that for any bureaucratic, administrative or technical reasons, a change shall occur in the number of any account (as such account is included in the definition of “Credit” in this document) or the account is transferred to another branch of the Bank, all the provisions of this Guarantee shall be deemed to relate to the said account pursuant to the new number so given or at the other branch to which the account has been transferred, even in the event that it shall be stated in this document that our Guarantee relates to Credit which the Customer has received in a particular account or at a particular branch.

ASSIGNMENT OF RIGHTS	25.	This Guarantee may be assigned by the Bank without the need to obtain our prior consent.

MUTUALLY DEPENDENT, JOINT AND SEVERAL LIABILITY	26.	In the event that the Customer shall have a number of Guarantors, the liability hereunder shall be mutually dependent, jointly and severally, and the Bank shall at its sole discretion, be entitled to collect from any one or more of the Guarantors, the full Guaranteed Amount or any part thereof. The liability of each one of the Guarantors shall not be affected by reason of any of the other Guarantors not having the capacity to be bound as Guarantors, or as a consequence of the Bank releasing them from their liability or returning to them the collateral that they delivered to the Bank.

STATUTE OF LIMITATIONS	27.	We hereby waive all our rights to plead prescription under any law in force at such time in all matters relating to this Guarantee and we hereby agree that the fact that the Bank does not immediately exercise its rights hereunder or in connection herewith in any given event shall not be deemed a waiver of such rights, nor a consent or acknowledgment by the Bank, nor shall it be deemed to create any precedent and the Bank shall be entitled to exercise the rights deriving from this document and/or in connection herewith and/or the law at such time as it may deem fit.

RATIFICATION	28.	We hereby undertake to sign all such documents and forms as the Bank may require, if and insofar as under any or some of the laws of the State of Israel, our signing of any such document or form is or shall be deemed to be required, at the Bank’s sole discretion, in order to make the present document fully valid and effective. In compliance with the provisions of this Clause, we hereby appoint the Bank as our principal attorney, either itself or through such person to whom the Bank may delegate its powers, to sign all such documents and forms as may be requested by the Bank, and the Bank or any party acting on its behalf shall in no way be liable to us in respect of any act or omission whatsoever made thereby under or by virtue of this Clause. The said appointment shall be irrevocable as the rights of the Bank are dependent thereon and full consideration has been given by the Bank therefor by the Bank advancing the Credit to the Customer.

NOTICES	29.	Any notice, demand, request, consent, approval, declaration, or other communication hereunder shall be deemed to have, been duly given or served on the date on which personally delivered, or - if mailed to us by the Bank through the post by registered or ordinary mail to the addresses set out below or to such other address in Israel of which we shall notify the Bank in writing shall be deemed to have been duly received by the addressee five (5) business days after the date of delivery of the letter for dispatch. A written statement by the Bank shall constitute sufficient proof of the time and posting of the notice.

STAMPING AND EXPENSES	30.	Stamp duty payable in respect of this Guarantee and all such other expenses as relate to the enforcement hereof or the realization of any collateral delivered in connection herewith, including the Bank’s advocate’s fees, shall be borne by us and secured by this Guarantee.

WAIVER OF PRIOR NOTICE	31.	We hereby waive the need for dispatching any notarial or other warnings in all matters in connection with this Guarantee.

GOVERNING LAW AND JURISDICTION	32.	The laws of the State of Israel shall govern this Guarantee and we hereby agree that the city of Tel Aviv-Jaffa, State of Israel, shall be the place of jurisdiction for the purposes of this Guarantee, provided that the Bank shall be entitled to institute proceedings against us in any such other competent court as it may deem fit.

MARGINAL NOTES	33.	The marginal notes in this Guarantee have been inserted for ease of reference only and shall not be utilized as a means of interpreting the intentions of the parties or the interpretation of this Guarantee.

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ADDENDA	34.	SPECIAL CONDITIONS:

IN WITNESS WHEREOF THE PARTIES HERETO HAVE HEREUNTO EXECUTED THIS GUARANTEE ON THIS

19th DAY OF July 2017

NAME OF GUARANTORS

Date	Name of Guarantor	Address (in Israel only)	Company/Id. No.	Signature

19.7.17	Itamar Medical Inc.			/s/ Itamar Medical Inc.

VERIFICATION OF GUARANTORS SIGNATURES

I, the undersigned, hereby verify that the Guarantor/s whose names appear hereunder, have signed before me on the dates stipulated above next to their names/signatures on this Guarantee and have been identified by me in accordance with an identification document and I have explained to them the contents and significance of this Guarantee after they have confirmed to me that they have read it.

Name of Guarantor*	Bank Officer’s Full Name	Position	Bank Officer’s Signature	Date of Bank Officer of Signature

Itamar Medical Inc.	Moran Aviv		/s/ Moran Aviv	19.7.17

*	First and Surname/Corporate Name (In case of corporate Guarantor - in addition, the name of the authorized signatory signing on behalf of the Corporation must be completed

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Execution Copy

UNLIMITED SECURITY AGREEMENT

THIS SECURITY AGREEMENT (“Security Agreement”) is made and entered into as of the 19th day of July, 2017 (the “Execution Date”) by and between Itamar Medical Inc., a Delaware Corporation, from _________________________________ USA (“Guarantor”), and Mizrahi Tefahot Bank Ltd., Israel (the “Bank”).

WHEREAS Itamar Medical Ltd., the parent company of Guarantor (“Affiliated Company”) has, or may have, obtained in the past, pursuant to previous agreements and transactions with the Bank, and intends to obtain - in the future - additional credit lines, loans, banking facilities, credit and other miscellaneous banking services from the Bank (hereinafter jointly and severally referred to as the “Banking Service(s)”) on such terms as have been and/or are in future from time to time agreed in respect of each Banking Service; and

WHEREAS in order to induce the Bank to provide the Banking Services to the Affiliated Company, and in consideration of the Bank’s agreement to extend such Banking Services to the Affiliated Company, it has been agreed between the Guarantor and the Bank that the Guarantor will guarantee all of the Affiliated Company’s debts and liabilities to the Bank of any kind whatsoever related to the Banking Services, whether in Israeli currency, in United States Dollars, or in any other currency whatsoever, all as set forth in the Guarantee Agreement entered into between the parties hereto, dated July 19th, 2017 (the “Guarantee Agreement”), and will secure all of its undertakings and obligations, all as set out in this Security Agreement below;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. The following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

“Accounts” shall mean any “account,” as such term is defined in section 9-102(a)(2) of the UCC, now owned or hereafter acquired by the Guarantor and, in any event, shall include, without limitation, all accounts receivable, book debts, and other forms of obligations now owned or hereafter received or acquired by or belonging or owing to the Guarantor (including, without limitation, under any trade names, styles, or divisions thereof) whether arising out of goods sold or services rendered by the Guarantor or from any other transaction, whether or not the same involves the sale of goods or services by the Guarantor (including, without limitation, any such obligation that might be characterized as an account or contract right under the UCC) and all of the Guarantor’s rights in, to, and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of the Guarantor’s rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller’s rights of rescission, replevin, reclamation, and stoppage in transit, and rights to returned, reclaimed, or repossessed goods), and all moneys due or to become due to the Guarantor under all contracts for the sale of goods or the performance of services or both by the Guarantor (whether or not yet earned by performance on the part of the Guarantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of such purchase orders and contracts, and all collateral security and guaranties of any kind given by any person or entity with respect to any of the foregoing.

“Chattel Paper” shall mean any “chattel paper,” as such term is defined in section 9-102(a)(11) of the UCC, now owned or hereafter acquired by the Guarantor.

“Collateral” shall have the meaning assigned to such term in Section 5 of this Security Agreement.

“Contracts” shall mean all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents, or Instruments) under which the Guarantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyrights” shall mean all of the following now or hereafter acquired by the Guarantor: (i) all copyrights, registrations, and applications therefor; (ii) all renewals and extensions thereof; (iii) all income, royalties, damages, and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof; (iv) all rights to sue for past, present, and future infringements or misappropriations thereof; and (v) all other rights corresponding thereto throughout the world.

“Deposit Accounts” shall mean any “deposit account” as such term is defined in section 9-102(a)(29) of the UCC, now owned or hereafter acquired by the Guarantor.

“Documents” shall mean any “documents,” as such term is defined in section 9-102(a)(30) of the UCC, now owned or hereafter acquired by the Guarantor.

“Equipment” shall mean any “equipment,” as such term is defined in section 9-102(a)(33) of the UCC, now owned or hereafter acquired by the Guarantor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, vehicles, computers, and other electronic data-processing and other office equipment now owned or hereafter acquired by the Guarantor and any and all additions, substitutions, and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto.

“Event of Default” shall mean any Event of Default as defined in Section 10 herein.

“General Intangibles” shall mean any “general intangibles,” as such term is defined in section 9-102(a)(42) of the UCC, now owned or hereafter acquired by the Guarantor and, in any event, shall include, without limitation, all right, title, and interest that the Guarantor may now or hereafter have in or under any Contract, all customer lists, Copyrights, Trademarks, Patents, rights in intellectual property, Licenses, permits, Trade Secrets, proprietary or confidential information, inventions (whether patented or patentable or not), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials, and records now owned or hereafter acquired by the Guarantor, goodwill, and rights of indemnification.

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“Hereby,” “herein,” “hereof,” “hereunder” and words of similar import refer to this Security Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific section, paragraph, or clause in which the respective word appears.

“Instruments” shall mean any “instrument,” as such term is defined in section 9-102(a)(47) of the UCC, now owned or hereafter acquired by the Guarantor, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

“Intellectual Property” shall mean all of the Copyrights, Licenses, Patents, Trademarks, and Trade Secrets of Guarantor.

“Inventory” shall mean all “inventory,” as such term is defined in section 9-102(a)(48) of the UCC, now owned or hereafter acquired by the Guarantor and, in any event, shall include, without limitation, all inventory, merchandise, goods, and other personal property now owned or hereafter acquired by the Guarantor which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process, or materials used or consumed or to be used or consumed in the Guarantor’s business, or the processing, packaging, delivery, or shipping of the same, and all finished goods.

“Investment Property” means (i) a security, whether certificated or uncertificated, (ii) a security entitlement, (iii) a securities account, (iv) a commodities contract, or (v) a commodities account, all as defined in Article 9 of the UCC.

“License” shall mean any Patent License, Trademark License, or other license as to which the Bank has been granted a security interest hereunder.

“Liens” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Patent License” shall mean any written agreement granting any right to practice any invention on which a Patent is in existence, now owned or hereafter acquired by the Guarantor.

“Patents” shall mean all of the following now or hereafter acquired by the Guarantor: (i) all patents and patent applications throughout the world, whether arising under U.S. federal law, state law, common law or the law of any other jurisdiction; (ii) all inventions and improvements described and claimed therein; (iii) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (iv) all income, royalties, damages and payments now and hereafter due and/or payable to the Guarantor with respect thereto, including, without limitation, damages and payments for past, present or future infringements or misappropriations thereof; (v) all rights to sue for past, present, and future infringements or misappropriations thereof; and (vi) all other rights corresponding thereto throughout the world.

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“Proceeds” shall mean “proceeds,” as such term is defined in section 9-102(a)(64) of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Guarantor from time to time with respect to any of the Collateral; (ii) any and all payments (in any form whatsoever) made or due and payable to the Guarantor from time to time in connection with any requisition, confiscation, condemnation, seizure, or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau, or agency (or any person acting under color of governmental authority); and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Secured Sums” shall have the meaning defined in Section 2 herein.

“Security Agreement” shall mean this Security Agreement, as the same may from time to time be amended, modified, or supplemented pursuant to Section 19 of this Security Agreement, and shall refer to this Security Agreement as in effect on the date such reference becomes operative.

“Trade Secrets” shall mean trade secrets, along with any and all (i) income, royalties, damages, and payments now and hereafter due and/or payable to the Guarantor with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof; (ii) rights to sue for past, present, and future infringements or misappropriations thereof; and (iii) all other rights corresponding thereto throughout the world.

“Trademark License” shall mean any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by the Guarantor.

“Trademarks” shall mean all of the following now owned or hereafter acquired by the Guarantor: (i) all trademarks (including service marks and trade names, whether registered or at common law), registrations and applications therefor, and the entire product lines and goodwill of the Guarantor’s business connected therewith and symbolized thereby; (ii) all renewals thereof; (iii) all income, royalties, damages, and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past, present, or future infringements or misappropriations thereof; (iv) all rights to sue for past, present, and future infringements or misappropriations thereof; and (v) all other rights corresponding thereto throughout the world.

“UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Delaware; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, or priority and for purposes of definitions related to such provisions.

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2. Secured Obligations. This Unlimited Security Agreement has been executed to secure the full and punctual payment of all the amounts, whether in New Israeli Shekels, in United States Dollars or in any foreign currency, now and in future due to the Bank from the Guarantor and/or from the Affiliated Company, in any manner or way and for any reason, whether or not the amounts are due from the Affiliated Company in connection with the provision of the Banking Services, whether due from the Affiliated Company alone or together with others, whether the Affiliated Company has already become liable for them or becomes liable for them in the future, as debtor and/or guarantor and/or otherwise (including the Affiliated Company’s liability in accordance with bills that have been or are in the future delivered to the Bank either by the Affiliated Company or by third parties for discounting or as security and/or pursuant to any other liability of the Affiliated Company to the Bank), that are now and/or in future due, payable prior to or after realization of the collateral hereby given, absolutely or contingently due, pursuant to the Affiliated Company’s original obligation or formulated in a court judgment or otherwise, in an unlimited amount, plus any and all accrued interest, commissions and all expenses whatsoever, including the costs of realization, advocates’ professional fees, insurance fees and other payments pursuant to this Security Agreement, with the addition of any sums of any type now or in the future due from the Affiliated Company to the Bank in any way in respect or as a result of linkage to any index or rate of exchange, including, without limitation, any such linked principal and linked interest (all the foregoing amounts being hereinafter referred to as the “Secured Sums”).

3. Realization of Collateral. Upon the following, the Bank shall be entitled to exercise all rights and remedies of a secured party under the UCC, and may collect, receive, appropriate, and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver such Collateral (or contract to do so), or any part thereof, and all such proceeds shall be used to pay the Bank all of the Secured Sums:

(a) on the due date of the Secured Sums (or any part thereof), if it has been agreed between the Bank and the Affiliated Company that the particular amount is payable on a particular date (giving effect to any grace periods as agreed between the Bank and the Affiliated Company or the Guarantor in writing), and the Affiliated Company has not paid such Secured Sums;

(b) at the end of ten (10) days from the date of receipt by Guarantor of the Bank’s first written demand to the Guarantor, if a due date has not been agreed as provided in paragraph (a) above, if such Secured Sums have not been paid by Affiliated Company;

(c) the occurrence of an Event of Default.

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4. Interest.

(a) The Bank shall compute interest on the Secured Sums at such rate as has been or is in future from time to time agreed between it and the Affiliated Company. In cases in which the interest rate has not been agreed, the Bank may fix the interest rate for any part of the Secured Sums for which the Affiliated Company and Bank have not agreed on an interest rate, and give notice thereof to the Affiliated Company in accordance with interest rates customary at the Bank at such time. The Affiliated Company and/or Guarantor shall be charged such interest rates as aforesaid and the Bank may add them to principal at the end of each quarter or at the end of any other period, as determined by it.

(b) In an event of default in payment of all or any of the Secured Sums, they shall bear default interest at the rate agreed upon in the agreement for the provision of the Banking Services. In the absence of a provision with regard to default interest in those agreements, the Secured Sums shall bear interest at the maximum rate prevailing at the Bank in respect of unauthorized withdrawals and defaults on an approved overdraft account, but not less than 2% (two percent) more than the interest rate fixed in the agreement for the provision of any Banking Service.

(c) In the event that the Bank becomes entitled to realize the Collateral under this Security Agreement it may increase the interest rates of the Secured Sums, commencing at such time when the Bank becomes entitled to realize the Collateral to the maximum rate prevailing at the Bank in respect of unauthorized withdrawals and defaults on an approved overdraft account.

5. Grant of Security Interest.

(a)	As collateral security for the punctual and full payment and performance when due (whether at stated maturity, by acceleration, or otherwise) of all the Secured Sums, and to induce the Bank to provide the Banking Services to the Affiliated Company, the Guarantor hereby grants to the Bank, a first priority lien on, and security interest in, to, and under the following property, now owned or hereafter acquired by the Guarantor (all of which being hereinafter collectively called the “Collateral”):

(i)	all Accounts, including, without limitation, all accounts receivable set forth in Schedule A attached hereto;

(ii)	all Chattel Paper;

(iii)	all Contracts;

(iv)	all Copyrights;

(v)	all Deposit Accounts other than the Deposit Accounts identified on Schedule I attached hereto;

(vi)	all Documents;

(vii)	all Equipment;

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(viii)	all General Intangibles;

(ix)	all Instruments;

(x)	all Inventory;

(xi)	all Investment Property;

(xii)	all Patents;

(xiii)	all Patent Licenses;

(xiv)	all Trademarks;

(xv)	all Trade Secrets;

(xvi)	all Trademark Licenses;

(xvii)	the Company’s goodwill, as currently and at any time in future existing;

(xviii)	all other goods and personal property of the Guarantor whether tangible or intangible or whether now owned or hereafter acquired by the Guarantor and wherever located; and

(xix)	to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions, and replacements for, and rents, profits and linkage thereon, and products of each of the foregoing.

(xx)	any and all Intellectual Property owned or that shall be owned by the Guarantor, or to which it is or shall be entitled or that it possesses or shall possess any proprietary or other rights thereto, by virtue of any law, agreement or any other source whatsoever, including without limitation all Intellectual Property listed in Schedule B, including but not limited to all information or materials in any shape or form, relating to research, development, specifications, formulas, algorithms, prototypes, computer programs, records, data, designs, concepts, ideas, methods, techniques, processes, samples, trade secrets, analyses, materials, patents, pending patent applications, registered trademarks, pending trademark applications, and applications for registration, other data and information, as well as any improvements and derivatives thereof; and any and all Proceeds of the foregoing and all accessions to, substitutions, and replacements for, and rents, profits, and products of the foregoing.

The Guarantor hereby confirms that the list attached hereto as Schedule B, constitutes all of the Guarantor’s Intellectual Property, including all patents, pending patent applications, registered trademarks, pending trademark applications, and applications for registration, to this date.

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(b)	The Guarantor agrees to deliver promptly or cause to be delivered to the Bank all Pledged Shares, and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary endorsement). All Pledged Shares delivered to the Bank shall be accompanied by undated stock powers duly executed in blank (in form as attached in Schedule C) or other instruments of transfer satisfactory to the Bank and by such other instruments and documents as the Bank may reasonably request. Such stock powers and other documents and instruments shall be held by the Bank in escrow and may be executed by the Bank - at its sole and absolute discretion - only upon the occurrence of an Event of Default.

(c)	Upon signing this Agreement, and each time Schedule A is updated, Guarantor shall execute and deliver to bank, in a form as attached hereto in Schedule D, a specific assignment of such accounts of borrower listed in Schedule A.

(d)	The security interest that has been given to the Bank pursuant to this Security Agreement is of perpetual character notwithstanding settlement of all or any of the Affiliated Company’s accounts and it shall remain in force until this Security Agreement is terminated pursuant to the provisions of Section 14 below.

(e)	Should the Bank have or in future be given collateral or guarantees for payment of the Secured Sums, all the collateral and guarantees shall be independent of each other.

(f)	Should the Bank compromise with or grant forbearance or a concession to the Affiliated Company, or should the Bank alter the Affiliated Company’s obligations in connection with the Secured Sums or release or waive other collateral or guarantees, the same shall not alter the nature of the collateral created pursuant to this Security Agreement and all the collateral and obligations of the Guarantor pursuant to this Security Agreement shall remain in full force and effect in accordance with the terms of the Security Agreement.

(g)	The Bank shall have rights of possession, lien and set-off over all the amounts, assets and rights, including securities, currency, gold, bank notes and documents for goods, insurance policies, bills, checks, obligations, deposits, collateral and the proceeds thereof, that are at the Bank at any time to or for the credit of the Guarantor, including those given for collection, security, safe keeping or otherwise. The Bank may withhold the said assets until full discharge of the Secured Sums or sell them and apply all of the proceeds of sale to the discharge of the Secured Sums, in accordance with the terms of this Security Agreement.

(h)	The Bank may at any time charge any of Guarantor’s accounts held with it with any outstanding amount now or in future due to it from the Guarantor and apply the entire amount that it receives from or for the Guarantor to the credit of such amount as it deems fit, and transfer any amount standing to the Guarantor’s credit in any account with it to any other account with it as the Bank deems fit.

6. Rights of the Bank; Limitations on the Bank’s Obligations.

(a) The Bank shall have no obligation or liability under any contract by reason of or arising out of this Security Agreement or the granting to the Bank of a security interest therein or the receipt by the Bank of any payment relating to any contract pursuant hereto, nor shall the Bank be required or obligated in any manner to perform or fulfill any of the obligations of the Guarantor under or pursuant to any contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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(b) So long as no Event of Default shall have occurred, the Guarantor shall be entitled to exercise all voting rights pertaining to the Pledged Shares and to give consents, waivers and ratifications in respect thereof, provided however that the Guarantor shall not vote or give any consent, waiver, or ratification if the effect thereof would in the reasonable judgment of the Bank impair the stock secured or pledged hereby or be inconsistent with or result in any violation of the provisions of this Security Agreement, and Guarantor shall notify the Bank regarding any shareholder action that may impair the Bank’s rights under this Security Agreement and the Bank shall have the exclusive right to vote any and all of the Pledged Shares and to give consents, waivers and ratifications in respect thereof, and the Guarantor shall deliver to the Bank such proxies or other documents and instruments as the Bank may request to further effectuate the foregoing. After the occurrence and during the continuance of an Event of Default, the Bank shall have the exclusive right to vote any and all of the Pledged Shares and to give consents, waivers and ratifications in respect thereof, and the Guarantor shall deliver to the Bank such proxies or other documents and instruments as the Bank may request to further effectuate the foregoing. For these purposes, the Guarantor designates and appoints the Bank as the Guarantor’s agent and attorney-in-fact for purposes of executing such documents and instruments as the Bank may consider necessary or appropriate for purposes of implementing this Agreement. The foregoing designation and appointment is irrevocable and coupled with an interest.

(c) The Bank shall not be liable for failure to collect or realize upon the Collateral, or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. If an Event of Default has occurred and had not been cured during the applicable cure period, the Bank may thereafter, without notice, exercise all rights, privileges or options pertaining to any Pledged Shares and/ or to the Collateral as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Bank shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

7. Representations and Warranties. The Guarantor hereby represents and warrants that:

(a) Except for the security interest granted to the Bank pursuant to this Security Agreement, the Guarantor is the sole owner of each item of the Collateral in which it purports to grant any interest hereunder, having good and marketable title and unlimited rights thereto, free and clear of any and all Liens, assignments, restrictions, and any current or future rights whatsoever.

(b) No effective security agreement, financing statement, equivalent security or lien instrument, or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by the Guarantor in favor of the Bank pursuant to this Security Agreement.

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(c) The Affiliated Company is an Israeli Company. The Affiliated Company’s registered office is at 9 Halamish Street, P.O. Box 3579, Caesarea 3088900, Israel. Guarantor is a fully- held subsidiary of the Affiliated Company, on a fully diluted and as-converted basis.

(d) Guarantor’s exact legal name is as set forth in the preamble to this Agreement and Guarantor is not generally known by or using any fictitious or other name or trade name or style. Guarantor’s address is at 3290 Cumberland Club Drive, Suite 100, Atlanta, GA 30339, USA. Guarantor’s address in Israel, to which any and all documents could legally be delivered, is at _________________, Israel.

(e) There is no legal, contractual or other restraint or condition prohibiting the transfer, charge or pledge of the Collateral, or of any part thereof

(f) Guarantor is entitled to pledge or charge the Collateral pursuant to this Security Agreement.

(g) No assignment of right or other transaction has been made that derogates from the value of the Collateral as in effect on the date of this Security Agreement.

(h) Guarantor has received the necessary consents and/or waivers (if any) from its directors and stockholders pursuant to the certificate of incorporation and by-laws of Guarantor or the various investment agreements. A copy of the resolutions of the Guarantor’s board of directors and shareholders’ meetings approving the execution of this agreement and the grant of a security interest under the terms and conditions herein are attached hereto as Schedule E. No additional consents or waivers are necessary.

(i) Upon the appropriate UCC Financing Statements having been filed in the State of Delaware, this Security Agreement is effective to create and perfect a valid and continuing first priority charge on, and first priority perfected security interest in, the Collateral, with respect to which a security interest may be perfected by filing pursuant to the UCC, in favor of the Bank, prior to all other Liens, and is enforceable as such against creditors.

(j) Upon the appropriate filings and/or statements having been filed with the United States Patent and Trademark Office (“USPTO”) if and to the extent applicable, and upon the filings of the UCC Financing Statement in the state of [Delaware], this Security Agreement is effective to create and perfect a valid and continuing first priority security interest in, and/or floating charge on, the respective Intellectual Property that is pledged in favor of the Bank, if any, prior to all other Liens, and is enforceable as such against creditors. As of the date of Execution of this Agreement, the Guarantor hereby represents and warrants that it is not the owner of any Patents or Trademarks.

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(k) Upon entering into the Account Control Agreement, attached hereto as Schedule F, and upon the filings of the UCC Financing Statement in the state of Delaware, this Security Agreement is effective to create and perfect a valid and continuing , first priority security interest in, and/or floating charge on the Deposit Accounts in favor of the Bank, prior to all other Liens, and is enforceable as such against creditors, all subject to applicable bankruptcy, insolvency, reorganization or other similar laws generally affecting the enforcement of the rights of creditors and equitable principles (regardless of whether enforcement is sought in equity or at law).

(l) Except for the filing of Financing Statements under the UCC and the filing of this Agreement with the USPTO, if and to the extent applicable, and entering into the attached Account Control Agreement no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required for the grant by the Guarantor or the effectiveness of the first priority security interest granted hereby or for the execution, delivery and performance of this Agreement by the Guarantor.

(m) The Guarantor is the owner and/or holds the rights of use under license or agreement, of all the intellectual property currently used for the purpose of its business; and

(n) The Guarantor is not currently in breach and there are no proceedings against it in connection with any breach of any intellectual property rights of any third party

8. Covenants. The Guarantor covenants and agrees with the Bank that from and after the date of this Security Agreement and until this Security Agreement is terminated pursuant to Section 14 below, unless compliance is waived by the Bank in writing:

(a) Guarantor shall properly preserve the Collateral. On the date hereof and as of the date of any future delivery of Collateral to the Bank and at all times until the security interests granted by this Agreement are terminated pursuant to Section 14 hereof: (A) the Guarantor shall maintain ownership of such Collateral, unless conveyed during the ordinary course of business, subject to no adverse claim (including any lien, encumbrance or claim of legal or beneficial ownership), except the lien and security interest in favor of the Bank; (B) the Guarantor shall provide that at all times it will have full power, authority and legal right to pledge the Collateral to the Bank hereunder, and no consent, approval or other authorization of any person or governmental authority is required (except those which have been obtained) in connection therewith; and (C) the lien of this Agreement constitutes and will constitute a first priority perfected security interest in the Collateral in favor of the Bank.

(b) Guarantor shall notify the Bank forthwith of the imposition of an attachment over the Collateral and/or any of it, and forthwith notify the attacher of the charge in favor of the Bank and at the Guarantor’s expense forthwith and without delay take all steps in order to remove the attachment. If the Guarantor does not take such steps as aforesaid the Bank may (but need not) take all steps to remove the attachment, and the Guarantor shall be liable immediately to pay the Bank all actual and reasonable expenses involved therein (including the professional fees of the Bank’s advocates);

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(c) Guarantor shall not create any other lien or charge over the Collateral or any of it, and shall not assign and/or license (other than a limited license or similar type of commercial agreement entered into in the ordinary course of business) any right that the Guarantor has in the Collateral without obtaining the Bank’s prior written consent which shall not be unreasonably withheld;

(d) The Guarantor shall not issue shares in aggregate constituting more than 10% of the issued share capital to any other shareholder, without the Bank’s prior written consent; provided, however, that any shares issued under such threshold shall not be superior to the Shares issued to the Affiliated Company, and shall only be of the classes of stock currently existing at the time of this Agreement.

(e) None of the tangible components of the Collateral shall be maintained at locations other than in the address as stated above or otherwise leased by Guarantor and/or by Affiliated Company. In the event that Guarantor, after the date hereof, intends to store or otherwise deliver any portion of the Collateral to a bailee, then Guarantor will first receive the written consent of the Bank, and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of the Bank, all inventory is in all material respects of good and marketable quality, free from material defects.

(f) Guarantor shall be responsible for the genuineness and accuracy of all signatures, endorsements and particulars on bills, documents and securities that have been and/or are in future given to the Bank by Guarantor as collateral;

(g) Guarantor shall pay on due date all the taxes, municipal rates, levies and other mandatory payments legally imposed over the Collateral and shall furnish the Bank, on demand, with all the receipts for such payments, and if the Guarantor does not duly make such payments, the Bank may make them at the Guarantor’s expense and charge it the payments, plus expenses and interest at the then maximum rate-prevailing at the Bank in respect of unauthorized withdrawals and defaults on an approved overdraft account. Those payments are secured by this Security Agreement;

(h) Guarantor shall keep books of account and permit the Bank or its representative at any time, upon a reasonable prior notification to Guarantor, during normal business hours and subject to customary non-disclosure restrictions, to examine the Guarantor’s books.

(i) Guarantor undertakes to assist the Bank or its representatives and to give them on demand balance sheets, documents and any information reasonably required by the Bank, including explanations in connection with the financial and operational state of the Guarantor, its subsidiaries, and/or its business;

(j) There shall be no material change to the business of the Guarantor or its subsidiaries (if any) without the Bank’s prior written consent.

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(k) At the sole expense of the Guarantor, the Guarantor will promptly, but no later than 15 days after the Execution Date to file a UCC-1 Financing Statement in substantially the form of Schedule G (the “UCC Financing Statement”) and any additional necessary and required financing statements under the UCC with respect to the Liens and security interests granted hereby. Guarantor will also promptly, following the request of the Bank, duly execute and deliver any and all such further instruments and documents and take such further action as the Bank may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted. The Guarantor shall file all necessary continuation statements from time to time under the applicable provisions of Article 9 of the UCC in order to maintain the perfection of the Collateral. The Guarantor also hereby authorizes the Bank to file any such financing statement or continuation statement (including a notice that any disposition of the Collateral, by either the Debtor or any other Person, shall be deemed to violate the rights of Lenders under the Code) without the signature of the Guarantor to the extent permitted by applicable law.

(l) At the sole expense of the Guarantor, the Guarantor will promptly, but no later than 30 days after the Execution Date, record a security interest with the USPTO, if and to the extent applicable, including, inter alia, file this Agreement and any additional necessary and required filings and/or statements with respect to the Liens and security interests granted hereby, with the USPTO. Guarantor will also promptly, following the request of the Bank, duly execute and deliver any and all such further instruments and documents and take such further action as the Bank may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted. The Guarantor also hereby authorizes the Bank to file any such documents without the signature of the Guarantor to the extent permitted by applicable law;

(m) The Guarantor will promptly, but no later than 3 business days from the Execution Date, enter into the attached Account Control Agreement;

(n) Guarantor undertakes not to enter into any account control agreement with respect to any of its existing or future Deposit Accounts, without the Bank’s prior written consent.

(o) In any suit, proceeding, or action brought against the Bank by a third party, relating to any part of the Collateral, the Guarantor will save, indemnify, and keep the Bank harmless from and against all expense, loss, or damage suffered by reason of any defense, setoff, counterclaim, recoupment, or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by the Guarantor of any obligation thereunder or arising out of any other agreement, indebtedness, or liability at any time owing to, or in favor of, such obligor or its successors from the Guarantor, and all such obligations of the Guarantor shall be and remain enforceable against and only against the Guarantor and shall not be enforceable against the Bank;

(p) Guarantor will not create, permit, or suffer to exist, any Lien on the Collateral, will defend the Collateral against, and take such other action as is necessary to remove any unauthorized Lien on the Collateral, and will defend the right, title, and interest of the Bank in and to any of the Guarantor’s rights under the Collateral;

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(q) Guarantor hereby agrees that if the Guarantor changes its name, its type of organization or its state of organization, the Guarantor will promptly thereafter notify the Bank in writing of the additions or changes. Guarantor will not change its state of incorporation or its name, identity, or corporate structure in any manner that might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-503 of the UCC (or any other then applicable provision of the UCC) unless the Guarantor shall have given the Bank at least thirty (30) days’ prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Bank to amend such financing statement or continuation statement so that it is not seriously misleading;

(r) Throughout the subsistence of this Security Agreement, Guarantor undertakes: (i) not to pay its stockholders any loan or funds that the stockholders have lent or do in future lend to the Guarantor or any funds that they have invested and/or do in future invest in the Guarantor without the Bank’s prior written consent; (ii) not to declare, pay or set aside dividends on shares of capital stock of itself without the Bank’s prior written consent; (iii) not to enter into any related party transactions with Affiliated Company; and (iv) not to enter into any related party transactions with any of Guarantor’s and/or Affiliated Company’s office holders and/or directors (other than standard and arm’s-length employment agreements and service agreements with Guarantor’s office holders); provided, however, that limitations (i), (ii) and (iii) shall not apply in the event that (and as long as) Affiliated Company remains the sole shareholder of Guarantor.

(s) Upon the execution of this Security Agreement by all parties hereto, the Guarantor shall provide the Bank with a written legal opinion of Guarantor’s Counsel in the form attached hereto as Schedule H.

(t) No later than 45 days after the Execution Date, Guarantor shall provide the Bank with copies of the UCC Financing Statement certifying the filing of the first priority security interest granted herein;

(u) No later than 45 days after the registration of any Patents or Trademarks with the USPTO, Guarantor shall provide the Bank with an official document evidencing the filing of a copy of this Agreement with the USPTO, if and to the extent applicable, and certifying the filing of the first priority security interest in the Intellectual Property, granted herein;

(v) Guarantor shall file annual franchise tax report and pay annual franchise tax which it is required to file under the laws of the State of Delaware on a timely basis;

(w) Guarantor shall update the Bank of its accounts receivable every six months. Upon such notification, Guarantor shall update Schedule A accordingly, and have the updated schedule re- submitted and re-filed; and

(y) In each instance from time to time on a recurring basis in which the collective account balances of the bank accounts denoted with an asterisk on Schedule I attached hereto exceed $200,000 in the aggregate, the Guarantor shall no later than seven (7) days thereafter either reduce such collective balances below $50,000 or proceed to enter into a deposit account control agreement with such depository institution and the Bank on substantially similar terms to this Agreement.

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(z) The account balance of the “Payroll Account” set forth on Schedule I attached hereto shall not exceed $500,000 in the aggregate, for a period of more than seven (7) consecutive days, and shall only be used for payroll purposes.

(aa) The account balance in the Certificate of Deposit account set forth on Schedule I attached hereto shall not exceed $110,000 + accruing interest, in the aggregate, and shall only be used to secure payments to the Atlanta offices landlord.

9. Exchange Rate. Having regard to the fact that the amounts that are now and in future due to the Bank from the Guarantor on account of the Secured Sums can be both in Israeli currency and in foreign currency, it is hereby agreed and declared that the Bank, may convert Israeli currency in their possession to foreign currency as necessary for the full or partial discharge of the Secured Sums that are due to the Bank in foreign currency and convert foreign currency in their possession to Israeli currency, at the rates of exchange existing at the time when any such conversions are actually made by either of them.

The expression “rate of exchange” means:

(a) in respect of the time when there is a restraint by Israeli law in respect of the free use of foreign currency in Israel - the highest amount of Israeli currency that an Israeli resident is required to pay for a unit of the currency of such debt to an entity duly licensed to trade in Israel in foreign currency, together with the bank commission for such transaction;

(b) in respect of the time when there is no such restraint - the highest price for the purchase of a unit of the currency of such debt existing at the Bank of Israel in respect of bank telegraphic withdrawals on a city for the time being known as one of the financial centers of the state in which the currency of the debt is legal tender or in New York, at the option of the Bank, together with the bank commission for such transaction.

10. Events of Default. Without prejudice to the generality of the provisions of this Security Agreement or any other written agreement between the parties with respect to the Bank’s right to call for immediate payment of all or any of the Secured Sums, the Bank may in any of the undermentioned cases (“Events of Default”) call for the immediate payment by the Guarantor of all or any of the Secured Sums, without prior notice to the Guarantor and/or the Affiliated Company, unless otherwise stated below:

(a) if Affiliated Company and/or Guarantor fails to pay any payment pursuant to any agreement (including the principal amount, interest, linkage, expenses and/or related fees) to the Bank, when due.

(b) if a voluntary winding-up resolution is passed by the Guarantor and/or the Affiliated Company or if a winding-up order or a suspension of proceedings order is issued against either of the Guarantor and/or the Affiliated Company by the court or if the court calls a creditors meeting for the purpose of finding an arrangement with them or if the Guarantor’s and/or the Affiliated Company’s name has been removed or is about to be removed from any register operated by law;

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(c) if a provisional or permanent receiver, receiver and manager or liquidator is appointed over Guarantor’s and/or over any of its subsidiaries’ and/or over Affiliated Company’s material assets or any of them; or if a petition for the appointment of any of the above has been filed by any party against any asset of either of Guarantor and/or Affiliated Company.

(d) if an attachment (temporary or permanent) covering any obligation is imposed over all or any of the Guarantor’s and/or Affiliated Company’s assets or over any of the Collateral given by the Guarantor to the Bank or if any act of execution in respect of any obligation is taken against either of them; provided however that in the case of an attachment that was only registered (and which did not remove any assets), then only to the extent that the registered attachment has not been revoked or reversed within 60 days thereafter; Such 60 day period may be shortened by the Bank, if Bank is convinced, upon exercising reasonable judgment, that such delay may impair the Bank’s rights, or its ability to collect any amounts owed thereto.

(e) if Guarantor and/or the Affiliated Company stops paying its debts to third parties for a period longer than two months;

(f) if the Affiliated Company’s business or a substantial part of it is stopped for three or more weeks, or if Affiliated Company’s business or a substantial part of it is shut down; Such time period may be shortened by the Bank, if Bank is convinced, upon exercising reasonable judgment, that such delay may impair the Bank’s rights, or its ability to collect any amounts owed thereto.

(g) if Affiliated Company has been declared as a “Limited Customer” or as a “Severe Limited Customer”, as such terms are defined in the Israeli Checks Without Cover (bad checks) Law, 1981.

(h) if all or a significant portion of the Affiliated Company’s current assets (inventory) are burned, lost or otherwise damaged, and not replaced with insurance proceeds; or if all or a significant portion of the Affiliated Company’s fixed assets (including, for avoidance of doubt, manufacturing lines) are burned, lost or otherwise damaged, and the Affiliated Company does not have sufficient inventory to enable continuous sales (at least at the same volume as existing prior to such event);

(i) if more than $50,000 of the Collateral value is burned, lost or otherwise damaged and not replaced with insurance proceeds;

(j) if there has been a change in the identity of the security holders and/or of the security - holdings of the Guarantor (except in the event of an initial public offering of the Guarantor) without the Bank’s prior written approval, or if there has been a change of control in the Affiliated Company (“control” shall have the meaning ascribed to it in the Israeli Securities Law, 1968);

(k) if the Bank, at its reasonable discretion, takes the view that a material change in the Guarantor’s financial situation has occurred, that may materially impair Guarantor’s ability to dispose of its payment obligation relating to the Secured Sums;

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(l) if, at the Bank’s reasonable commercial opinion, there is a material deterioration in the value of the Collateral (excluding deterioration due to foreign currency exchange rates);

(m) if Guarantor and/or the Affiliated Company is required to accelerate the discharge of debts that it owes to other creditors;

(n) if Guarantor materially breaches or does not perform any of the covenants set forth in this Security Agreement and/or any of the material obligations that are contained in this Security Agreement and/or any agreement and/or instrument and/or contract made in the past and/or future between the Guarantor and the Bank and which breach or non-performance is not cured within thirty (30) days of receiving notice, except that Guarantor shall have an additional sixty (60) days if Guarantor has commenced performance and such performance will require more than thirty (30) days for compliance; provided, however, that such period may be shortened by the Bank, if Bank is convinced, upon exercising reasonable judgment, that such delay may impair the Bank’s rights, or its ability to collect any amounts owed thereto.

(o) if it transpires that any warranty of the Guarantor in this Security Agreement and/or any contract made in the past and/or future between Guarantor and the Bank is incorrect in a material respect and/or inaccurate or incomplete in any material respect;

(p) if Guarantor and/or the Affiliated Company alter any of their charter documents in such manner as to have a material adverse effect on the ability of Affiliated Company to comply with any of its obligations under the loan agreements, and /or on the ability of Guarantor to comply with any of its obligations under this Security Agreement;

(q) if Guarantor and/or the Affiliated Company pass a resolution to merge with another company, whether as absorbing or target company (including, for avoidance of doubt, any action as a result of which Guarantor and/or Affiliated Company purchase assets and/or obligation of another party, or transfers assets in consideration for securities of another party), without the Bank’s prior consent which shall not be unreasonably withheld;

(r) if any license, consent, approval or registration of any of the Intellectual Property or the intellectual property rights of the Guarantor and/or the Affiliated Company is denied, becomes void, suspended or is materially prejudiced, and has a material effect on such company.

(s) if Guarantor does not file the appropriate UCC Financing Statements in the State of Delaware; or if Guarantor does not file the necessary continuation statements from time to time under the applicable provisions of Article 9 of the UCC in order to maintain the perfection of the Collateral, or if any other security interest is perfected in the Collateral, having a higher priority over the Bank.

(t) if Guarantor does not file the appropriate filings with the USPTO in order to perfect the Guarantor’s security interest in the Guarantor’s future Intellectual Property; or if Guarantor does not file the necessary continuation filings, if such are required in order to maintain the perfection of the Intellectual Property Collateral, or if any other security interest is perfected relating to the Intellectual Property having a higher priority over the Bank. For avoidance of doubt, it is hereby explicitly stipulated, that as of the date hereof, Guarantor has no registered Patents, and thus no such filings are currently required.

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(u) If the Guarantor shall issue any shares to any other shareholder, without the Bank’s prior written consent.

(v) If the Guarantor shall not file annual franchise tax report and pay annual franchise tax which it is required to file under the laws of the State of Delaware on a timely basis.

(w) If an event of default shall be declared by the Bank pursuant to any agreement with either the Affiliated Company or the Guarantor.

11. The Bank’s Appointment as Attorney-in-Fact.

(a) Upon any of the events set forth in section 3 above, the Bank may take all the steps it deems fit in order to collect all the Secured Sums, realize the Collateral in any way that the law permits and exercise all its rights pursuant to this Security Agreement, in whole or in part, and apply the proceeds thereof in discharge of the Secured Sums, without the Bank having to enforce or realize any other guarantees or collateral that it might have (whether against Guarantor or against any third party). Upon the giving of such notice (if any) as may be required by law, the Bank may, at its discretion, as the Guarantor’s attorney, for which purpose the Guarantor irrevocably appoints the Bank as its attorney, sell the Collateral or any part of it by auction, public sale, private sale or otherwise, itself or through others and on conditions at the Bank’s absolute discretion, and the Bank may itself or by the court or execution office realize the Collateral granted to it pursuant to this Security Agreement or otherwise by the appointment of a receiver or receiver and manager on behalf of the Bank (and the Guarantor agrees in advance to any person or legal entity that the Bank appoints or proposes as receiver and manager as aforesaid) at Guarantor’s expense and amongst his other powers, he may:

(i) ask, demand, collect, receive, and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Guarantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Bank for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed reasonably appropriate by the Bank for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

(ii) pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

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(iii) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Bank or as the Bank shall direct; (B) receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with accounts and other documents constituting or relating to the Collateral; (D) commence and prosecute any suits, actions, or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action, or proceeding brought against the Guarantor with respect to any Collateral; and (F) settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Bank may deem appropriate.

(iv) (i) place a “hold” on any account maintained with Guarantor and/or (ii) deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral (including, without limitation, an Account Control Agreement);

(b) The Bank agrees that, except upon the occurrence and during the continuation of an Event of Default, it will forbear from exercising the power of attorney or any rights granted to the Bank pursuant to this Section 11. The Guarantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 11 is a power coupled with an interest and shall be irrevocable until this Security Agreement is terminated pursuant to Section 14 below.

(c) The powers conferred on the Bank hereunder are solely to protect the Bank’s interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Bank shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its representatives or agents shall be responsible to the Guarantor for any act or failure to act, except for its own gross negligence, bad faith, misrepresentation, fraud or willful misconduct.

(d) The Guarantor also authorizes the Bank, at any time and from time to time upon the occurrence and during the continuation of any Event of Default, to execute, in connection with the sale provided for in Section 13 hereof, any endorsements, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

12. Performance by the Bank of Guarantor’s Obligations. If the Guarantor materially fails to perform or comply with any of its material agreements contained herein and the Bank, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Bank incurred in connection with such performance or compliance, together with interest thereon, shall be payable by the Guarantor to the Bank on demand and shall constitute Secured Sums secured hereby.

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13. Remedies, Rights Upon Default.

(a) Upon the occurrence of any of the events set forth in Section 3 above, and provided that the Secured Sums had not been fully paid, the Bank will be entitled to exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing, or relating to the Secured Sums, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, the Guarantor expressly agrees that upon the occurrence of any such Event of Default (and provided that such Event of Default had not been cured during the applicable cure period), the Bank, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) or upon the Guarantor or any other person (all and each of which demands, advertisements, and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate, and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver such Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any of the Bank’s offices or elsewhere at such prices on such terms as the Bank may deem commercially best, for cash or on credit or for future delivery without assumption of any credit risk. The Bank shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of such Collateral so sold. The Guarantor further agrees, at the Bank’s request, to assemble the Collateral and make it available to the Bank at places that the Bank shall reasonably select, whether at the Guarantor’s premises or elsewhere. The Bank shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, or sale, as provided in Section 13(d) hereof, the Guarantor remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Bank of any other amount required by any provision of law, including section 9-610 of the UCC, need the Bank account for the surplus, if any, to the Guarantor. To the maximum extent permitted by applicable law, the Guarantor waives all claims, damages, and demands against the Bank arising out of the repossession, retention, or sale of the Collateral except such as arise out of the gross negligence, fraud, misrepresentation, bad faith or willful misconduct of the Bank. The Guarantor agrees that the Bank need not give more than sixty (60) days’ prior notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to the Guarantor at its address referred to in Section 17 hereof with confirmation of receipt) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Guarantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all of the Secured Sums.

(b) The Guarantor also agrees to pay all costs of the Bank, including, without limitation, reasonable attorneys’ fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

(c) Except as otherwise set forth in this Security Agreement, the Guarantor hereby waives presentment, demand, protest, or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

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(d) The Proceeds of any sale, disposition, or other realization upon all or any part of the Collateral shall be distributed by the Bank in the following order:

(a)	first, in discharge of all expenses incurred in connection with collecting the Secured Sums, including the expenses and remuneration of any receiver and/or manager at such rate as reasonably fixed by the Bank;

(b)	second, in discharge of the further amounts that are due to the Bank in consequence of the linkage conditions, the interest, damages, commission and expenses now and in future due to the Bank pursuant to this Security Agreement;

(c)	third, in discharge of the principal of the Secured Sums; and

(d)	fourth, to pay to the Guarantor, or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

(e) The Bank shall not be required to resort to or pursue any of its rights or remedies under or with respect to any other agreement or any other collateral or charge before pursuing any of its rights or remedies under this Security Agreement. The Bank may pursue its rights and remedies in such order as it determines, and the exercise by the Bank of any right or remedy will not preclude the Bank from exercising any other right or remedy.

(f) Until such time as any of the events set forth in Section 3 above have occurred, the Bank shall not exercise the rights set forth in subsection (a) above, including without limitation giving a Notice of Exclusive Control under the Deposit Account Control Agreement by and among the Bank, the Guarantor and Bank Leumi USA dated as of July 19th, 2017 (as such term is defined therein) or the giving of any similar notice under any other deposit account control agreement granting a security interest in any deposit account entered into pursuant to this Agreement or as a result of the Banking Services.

14. Termination. The Bank shall terminate this Security Agreement upon the Guarantor’s request provided that there has been the full repayment of all outstanding Secured Sums, all credit lines of the Affiliated Company are cancelled, and there remain no obligations towards the Bank or any outstanding credit facilities either of Guarantor or of Affiliated Company. Upon termination of this Security Agreement the Bank will release the security interest hereunder and will provide the Guarantor with any required approval or executed documents to the Secretary of State of the State of Delaware to remove the security interest in favor of the Bank under this Security Agreement.

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15. Appointment of the Bank; Limitation on the Bank’s Duty in Respect of Collateral. The Bank shall be obligated and shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Collateral) solely in accordance with this Security Agreement, and the Bank shall be bound thereby. So long as the Bank complies with reasonable banking practices, the Bank shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Bank shall use reasonable care with respect to the Collateral in its possession or under its control. Furthermore, neither the Bank nor any of its officers, directors, agents, or employees shall be liable for any action taken or omitted by any of them hereunder or in connection herewith or therewith, unless caused by it or their gross negligence, fraud, misrepresentation, bad faith or willful misconduct. Upon request of the Guarantor, the Bank shall account for any monies received by it in respect of any foreclosure oil or disposition of the Collateral.

16. Reinstatement. Subject to the provisions of Section 14 above, this Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Guarantor for liquidation or reorganization, should the Guarantor become insolvent or make an assignment for the benefit of creditors, or should a receiver or trustee be appointed for all or any significant part of the Guarantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Sums, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Sums, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Secured Sums shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored, or returned.

17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration, or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile, and confirmed by answerback addressed as follows:

(a)	If to the Bank:

Mizrahi Tefahot Bank Ltd.
7 Jabotinsky Street Ramat Gan, Israel
Email: Dani_maor@umtb.co.il
Attention: Dani Maor

with a copy to:	E. Landau Law Offices
7 Jabotinsky Street.
Ramat Gan, Israel
Facsimile: 972-2-561-8212
Attention: Shlomo Farkas, Adv.

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	(b)	If to the Guarantor:
Itamar Medical Inc.
c/o Itamar Medical Ltd.
9 Halamish Street, P.O. Box 3579
Caesarea 3088900, Israel
Attn: Shy Basson, CFO

Itamar Medical Inc.
3290 Cumberland Club Drive
Suite 100, Atlanta, GA 30339
Attn: Shy Basson, CFO

with a copy to:		Itamar Medical Ltd.
9 Halamish Street, P.O. Box 3579
Caesarea 3088900, Israel
Attn: Gil Ashkenazi, Legal Counsel

or at such other address in Israel, as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied, and confirmed by telecopy answerback, or five (5) Business Days after the same shall have been deposited in the local postal service in Israel or in the U.S. To the extent permitted under applicable law, failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration, or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration, or other communication, unless the recipient thereof has been materially prejudiced by such failure or delay.

Guarantor hereby irrevocably designates, appoints and empowers Mr. Shy Basson, 9 Halamish Street, P.O. Box 3579, Caesarea 3088900, Israel to receive for and on behalf of the Guarantor, any and all notices and/or correspondence relating to this Agreement and/or to Guarantor’s relations with the Bank, including without limitation, service of process issued out of the courts of the State of Israel or by or on behalf of the Bank or in any other manner in any legal action or proceedings arising out of or in connection with this Agreement. Any service of process to the above mentioned agent shall be deemed as service of process to the Guarantor itself. Guarantor hereby irrevocably agrees that if its agent ceases to have an address in Israel or ceases to act as its agent it shall appoint a new agent in Israel and will deliver to the Bank within 7 days a copy of a written acceptance of appointment by its agent. If at any time Guarantor appoints a new agent it shall give notice to the Bank of such appointment and until such time service on the agent last known to the other party shall be deemed to be effective service.

18. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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19. No Waiver; Cumulative Remedies. Neither party shall, by any act, delay, omission, or otherwise, be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the waiving party, and then only to the extent therein set forth. A waiver by either party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such party would otherwise have had on any future occasion. No failure to exercise, nor any delay in exercising on the part of a party hereunder, any right, power, or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified, or amended except by an instrument in writing, duly executed by the Bank and the Guarantor.

20. Successors and Assigns; Governing Law.

(a) This Security Agreement and all obligations of the Guarantor hereunder shall be binding upon the successors and assigns of the Guarantor, and shall, together with the rights and remedies of the Bank hereunder, inure to the benefit of the Bank and its successors and assigns. No sales of participations, other sales, assignments, transfers, or other dispositions of any agreement governing or instrument evidencing the Secured Sums or any portion thereof or interest therein shall in any manner affect the security interest granted to the Bank, hereunder.

(b) This Security Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Delaware.

(c) All parties to this Security Agreement hereby irrevocably consent to the jurisdiction of the courts in Tel Aviv, Israel, with respect to all matters related to and /or arising of this Agreement. The competent court in Tel Aviv is hereby vested with jurisdiction for the purpose of this Security Agreement, but the Bank may also take legal proceedings in any other competent court and/or jurisdiction. Subject to the provisions set forth in this section, all parties waive any objection to venue and any objection based on a more convenient forum in any action instituted under this Security Agreement.

21. Further Indemnification. The Guarantor agrees to pay, and to save the Bank harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales, or other similar taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement, except for losses caused by the Bank’s gross negligence, fraud, misrepresentation, bad faith or willful misconduct.

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22. Books of Account, Guarantor confirms that the Bank’s books and accounts are acceptable to it, shall be deemed correct and shall serve as prima facie evidence against it of all their particulars, including as regards the computation of the Secured Sums, the details of the bills and guarantees and the other collateral and every other matter relating to this Security Agreement.

23. Waiver of Jury Trial. Each of the parties to this Security Agreement waives all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder. The parties acknowledge that the foregoing waiver is knowing and voluntary.

24. Section Titles. The section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

25. Counterparts. This Security Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

26. Transfer of Rights. The Bank may at any time, at its discretion, without needing the Guarantor’s consent, transfer to a corporation under its control or to another banking institution or to any venture capital or secondary fund with whom the Bank has transferred warrants or security agreements relating to at least two (2) operating high-technology companies, this Security Agreement and the rights pursuant hereto, including the Collateral, in whole or parts, and any such transferee may transfer the said rights without requiring further consent from Guarantor to a corporation under its control or to another banking institution or to any venture capital or secondary fund. The transfer may be made by endorsement of the Security Agreement or in such other manner as the Bank deems fit.

Notwithstanding the above, in the event that the Bank declares an Event of Default under section 10 above, the Bank may freely transfer this Security Agreement and the rights pursuant hereto, including the Collateral, in whole or parts, to any third party it deems fit, and any such transferee may transfer the said rights without requiring any further consent.

[Signature page Follows]

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Execution Copy

[Security Agreement dated July 19th, 2017 - Signature Page]

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

Mizrahi Tefahot Bank Ltd.	Guarantor

By:	/s/ Guy Ofer Hirshler	By:
/s/ Dani Maor

Schedule A:

List of Accounts

To be provided.

Schedule B:

List of IP.

None.

Schedule C:

Pledged Shares’ Certificates + Undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Bank and by such other instruments and documents as the Bank may reasonably request.

None.

Schedule D:

ASSIGNMENT OF FUNDS

In consideration of One Dollar cash in hand, the receipt and sufficiency of which are hereby acknowledged, Itamar Medical, Inc., a Delaware corporation (“Guarantor”), hereby irrevocably assigns to Mizrahi Tefahot Bank (“Bank”) all accounts receivable due to it from all customers listed in Schedule A, and does hereby authorize and instruct them to pay to the Bank all amounts now due or which later become due to Guarantor, and authorizes the Bank to endorse any checks received in the name of Guarantor.

Itamar Medical, Inc.	Guarantor

By:	By:

Schedule E:

A copy of the resolutions of the Guarantor’s board of directors or to be done by unanimous consent of shareholders approving the execution of this agreement and the grant of a security interest under the terms and conditions herein.

ITAMAR MEDICAL, INC

ACTION BY UNANIMOUS CONSENT IN WRITING

OF THE BOARD OF DIRECTORS

The undersigned, constituting all of the members of the Board of Directors of Itamar Medical, Inc., a Delaware stock corporation (the “Corporation”), by unanimous consent in writing pursuant to the authority contained in Section 141 of the Delaware General Corporation Law, without the formality of convening a meeting, do hereby consent to the following actions of the Corporation and direct that this consent be filed with the minutes of the Board of Directors of the Corporation.

RESOLVED, that the Company is hereby authorized and empowered to guarantee (the “Guaranty”) the indebtedness of Itamar Medical Ltd. (the “Borrower”) pursuant to the terms of that certain credit facility dated March 29, 2017 (the “Financing”) with Mizrahi Tefahot Bank Ltd. (the “Lender”) and to execute a Continuing Guarantee in an Unlimited Amount to Secure All Debts in substantially the form and on the terms set forth in Exhibit I attached hereto (the “Guaranty”); and

RESOLVED FURTHER, that the Company is hereby authorized and empowered to grant to the Lender collateral security for the Guaranty on substantially the terms set forth in the Unlimited Security Agreement attached hereto as Exhibit II (the “Security Agreement”); and

RESOLVED FURTHER, that the Company is hereby authorized from time to time to modify, supplement or amend the Guaranty and the Security Agreement; from time to time pledge, assign, guarantee, mortgage, consign, grant security interests in and otherwise transfer to the Lender as collateral security for the Guaranty collateral on such terms as are set forth in the Security Agreement; and to execute such instruments and documents and to do and perform all other acts and things necessary, convenient or proper to cany out any of the foregoing; and

RESOLVED FURTHER, that Gilad Glick as President and CEO of the Company is hereby authorized and empowered on behalf of the Company to execute any and all documents required or necessary to effectuate the Financing and to certify to the Lender that these resolutions have been duly adopted and that they are in conformity with the charter and by-laws of this Company.

Dated as of the 4th day of July, 2017.

DIRECTOR

/s/ Dr. Giora Yaron
Dr. Giora Yaron

/s/ Gilad Glick
Gilad Glick

/s/ Shy Basson
Shy Basson

Exhibit I

Guaranty

See Continuing Guarantee in an Unlimited Amount to Secure All Debts attached to Exhibit 4.11

Exhibit II

Security Agreement

See Unlimited Security Agreement attached to Exhibit 4.11

Schedule F:

Deposit Account Control Agreement

Execution Copy

DEPOSIT ACCOUNT CONTROL AGREEMENT

(SPRINGING CONTROL)

THIS DEPOSIT ACCOUNT CONTROL AGREEMENT (SPRINGING CONTROL) (this “Agreement” is entered into as of July 19, 2017, by and among the following parties:

(“Creditor”): Mizrahi Tefahot Bank Ltd., Israel

(“Debtor”): Itamar Medical, Inc., a Delaware corporation

(“Bank”): Bank Leumi USA, a bank organized under the laws of the State of New York

WHEREAS, Creditor and Debtor have entered into that certain Unlimited Security Agreement (the “Security Agreement”) dated on or about July 19, 2017, pursuant to which Debtor has granted Creditor a security interest in a deposit account maintained by Bank for Debtor and in all funds heretofore or hereafter deposited into that account, including any interest earned thereon.

WHEREAS, the Parties are entering into this Agreement to perfect Creditor’s security interest in that account.

NOW, THEREFORE, in consideration of their mutual covenants and promises, the parties agree as follows:

1.	The Pledged Account.

1.1         Bank represents and warrants to Creditor that deposit account number(s)                       (such account(s), individually and collectively, the “Pledged Account”) has/have been established for Debtor at Bank and that, as of the date hereof. Bank does not know of any claim to or interest in the Pledged Account, except for claims and interests of the parties referred to in this Agreement. Notwithstanding the above, any accounts at the Bank on Schedule I attached hereto and made a part hereof are excluded from this Agreement, and do not constitute part of the Pledged Account and Account Collateral.

1.2         Pursuant to the Security Agreement, Debtor has granted Creditor a security interest in the Pledged Account and all funds, checks, cash, items, instruments and other things of value at any time paid, deposited, payable or credited to the Pledged Account and all proceeds of the foregoing (the “Account Collateral”).

1.3         Debtor represents and warrants to Creditor and Bank that (i) Debtor has not assigned nor granted a security interest in the Pledged Account or the Account Collateral, except to Creditor and (ii) Debtor will not permit the Pledged Account or the Account Collateral to become subject to any other pledge, assignment, lien, charge or encumbrance of any kind, other than Creditor’s security interests referred to herein.

1.4         The parties agree the Pledged Account is a deposit account as defined in Article 9 of the Uniform Commercial Code of the State of New York (the “UCC”). For purposes of the UCC, New York shall be deemed to be the Bank’s jurisdiction and the Pledged Account shall be governed by the laws of the State of New York.

1.5         Except as otherwise required by law, Bank will not agree with any third party to comply with any request to execute transactions in the Pledged Account (an “Order”) originated by such third party.

1.6         Bank acknowledges that Debtor has granted to Creditor a security interest in the Pledged Account and the Account Collateral. This Agreement is intended to perfect Creditor’s security interest in and evidence control (as defined in Section 9-104 of the UCC) over the Pledged Account and the Account Collateral.

2.	Control of Pledged Account.

2.1         Bank shall comply with any Order originated by Creditor, without Debtor’s further consent and without regard to any conflicting instructions given by Debtor; provided, however, that Bank may execute transactions in the Pledged Account, at the direction of Debtor unless and until Bank receives from Creditor a written Notice of Exclusive Control in substantially the form of Exhibit A hereto (a “Notice of Exclusive Control”). Creditor shall promptly furnish Debtor with a copy of any Order and Notice of Exclusive Control presented by Creditor to the Bank.

2.2         Upon Bank’s receipt of a Notice of Exclusive Control, (i) Debtor shall have no further rights to instruct Bank with respect to the Pledged Account or the Account Collateral or to obtain funds from the Account Collateral, (ii) Bank will immediately cease complying with instructions or other directions concerning the Pledged Account originated by Debtor, (iii) Bank shall neither accept nor comply with any instructions from Debtor withdrawing or transferring any funds or other property from the Pledged Account, (iv) subject to the next succeeding sentence, Bank shall not deliver any property in the Pledged Account to Debtor nor pay any free credit balance or other amount owing from Bank to Debtor with respect to the Pledged Account. Notwithstanding the foregoing, the Creditor hereby irrevocably instructs the Bank to allow the Debtor to make up to 2 transfers to the payroll account at the Bank designated on Schedule I hereto, at any time within a one month period following receipt of a Notice of Exclusive Control, in an aggregate amount not to exceed $500,000, to be effectuated by notification from Creditor to such effect in the Notice of Exclusive Control.

2.3         Bank may rely on a Notice of Exclusive Control purportedly signed by Creditor and shall have no duty to investigate or make any determination as to the validity, genuineness or propriety thereof, or the facts giving rise thereto. This Agreement does not create or impose any obligation or duty upon Bank other than those expressly set forth herein.

2.4         Unless otherwise agreed in writing between Bank and Creditor, Bank will transfer funds from the Pledged Account to Creditor in response to an Order from Creditor in accordance with this Agreement on any day other than a Saturday, Sunday or public holiday on which Bank is open to conduct its regular banking business (each such day a “Bank Day”), if Bank receives an Order on such Bank Day before the deadline established by Bank from time to time for such transfer requests, and the amount requested to be transferred does not exceed the collected and available balance in the Pledged Account at the beginning of such Bank Day as determined by Bank after deducting the amount of all Returned Items (as defined in Section 3 below).

2.5         Unless otherwise agreed in writing between Bank and Creditor, transfers of funds from the Pledged Account to Creditor shall be made using the Fedwire system unless for any reason the Fedwire system is unavailable, in which case Bank will determine the funds transfer system to be used in making such transfer and the means by which such transfer will be made. Instructions for such transfers to Creditor are set forth on Exhibit B hereto, subject to change as designated in writing by Creditor delivered to Bank from time to time. Debtor and Creditor understand that a funds transfer by Bank may be delayed or not made if the transfer would cause Bank to violate any applicable law or regulation.

3.	Priority of Creditor’s Security Interest; Rights Reserved by Bank.

Bank agrees that all of its present and future rights against the Pledged Account are subordinate to Creditor’s security interest therein; provided, however, that Creditor agrees that nothing herein subordinates or waives, and that Bank expressly reserves, all of its present and future rights (whether described as rights of setoff, banker’s lien, chargeback or otherwise, and whether available to Bank under the law or under any other agreement between Bank and Debtor concerning the Pledged Account, or otherwise) with respect to: (a) items deposited to the Pledged Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to the timeliness of return of any such items; (b) checks paid, or other payment orders executed in good faith against uncollected funds in the Pledged Account provided Bank does not have reasonable cause to doubt the collectability of such uncollected funds; (c) claims of breach of the transfer or presentment warranties arising under the UCC made against Bank in connection with items deposited to the Pledged Account; (d) any substitute check or purported subject check deposited to the Pledged Account that is the subject of an indemnity claim, including, but not limited to, breach of warranty; (e) any credit to the Pledged Account made in error; and (f) Bank’s usual and customary charges for services rendered in connection with the Pledged Account. Items, entries and transactions described in clauses (a) through (f) of this paragraph are hereinafter collectively referred to as “Returned Items”).

4.	Returned Item Amounts.

Debtor and Creditor understand and agree that Bank will collect the amount (“Returned Item Amount”) of any and each Returned Item by debiting the Pledged Account. Debtor and Creditor further understand and agree that in the event the Returned Item is a substitute check or a purported substitute check, in addition to the Returned Item Amount, Bank may debit the Pledged Account for any further amount to satisfy any indemnity claim. Debtor shall pay the amount of each Returned Item immediately upon demand to the extent there are not sufficient funds in the Pledged Account to cover such amount on the day of the debit. Creditor shall pay to Bank, within twenty (20) days after demand on Creditor by Bank, any such amount that has not been paid in full by Debtor within ten (10) days after demand on Debtor by Bank to the extent that Creditor received proceeds from the corresponding Returned Item, and only up to such amount actually received by such Creditor from the corresponding Returned Item; provided, however, that if Bank is stayed from making such demand upon Debtor as a result of a bankruptcy or similar proceeding, then Bank shall be deemed to have made such demand upon Debtor at the commencement of such proceeding.

5.	Statements; Notices of Adverse Claim.

Bank shall disclose to Creditor such information concerning the Pledged Account as Creditor may from time to time reasonably request; provided, however, that Bank shall have no obligation to disclose to Creditor any information which Bank does not ordinarily make available to its depositors. Bank will promptly notify Creditor and Debtor if any other person claims that it has a lien, property interest in or adverse claim against the Pledged Account.

6.	Right to Place Hold: Bankruptcy; Interpleader.

If at any time: (a) Bank, in good faith, is in doubt as to the action it should take under this Agreement, or (b) Bank learns or is served with notice that Debtor is subject to a voluntary or involuntary bankruptcy, reorganization, receivership or similar proceeding, or (c) Bank is served with legal process which it in good faith believes prohibits the disbursement of the funds deposited in the Pledged Account, then Bank shall have the right to (i) place a hold on the funds in the Pledged Account until such time as it receives an appropriate court order or other assurance satisfactory to it as to the disposition of the funds in the Pledged Account, or (ii) commence, at Debtor’s expense, an interpleader action in any competent federal or state court located in the State of New York, and otherwise to take no further action except in accordance with joint written instructions from Debtor and Creditor or in accordance with the final order of a competent court, served on Bank.

7.	Bank’s Responsibility.

7.1         Except for permitting a withdrawal in violation of Section 2 above, Bank will not be liable to Creditor for complying with Orders from Debtor that are received by Bank before Bank receives and has had a reasonable opportunity to act on a contrary Order from Creditor

7.2         Bank will not be liable to Debtor for complying with Orders originated by Creditor, even if Debtor notifies Bank that Creditor is not legally entitled to issue Orders, unless Bank takes the action after it is served with an injunction, restraining order or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and has had a reasonable opportunity to act on the injunction, restraining order or other legal process.

7.3         This Agreement does not create any obligation of Bank except for those expressly set forth in this Agreement. In particular, Bank need not investigate whether Creditor is entitled under Creditor’s agreements with Debtor to give Orders. Bank may rely on notices and communications it believes are given by the appropriate party.

7.4         Bank will not have any liability to Debtor for claims, losses, liabilities or damages suffered or incurred by Debtor as a result of or in connection with this Agreement except to the extent such losses, liabilities, and damages directly result from Bank’s negligence or willful misconduct.

7.5         In no event will any party hereto have any liability to another party in connection herewith for any consequential, special, punitive or indirect loss or damage whether or not any claim for such damages is based on tort or contract or a party knew or should have known the likelihood of such damages in any circumstances or a party was informed of the possibility of such damages.

8.	Compensation.

Debtor hereby agrees to pay to Bank the Bank’s usual and customary service charges and fees with respect to the Pledged Account and all services performed for Debtor or Creditor under this Agreement (as such charges and fees may change from time to time by notice from Bank to Debtor). It is understood and agreed that Debtor shall be responsible for payment of these and all reasonable expenses of Bank related to the provision of services under this Agreement. If - after a “Notice of Exclusive Control” has been delivered by the Creditor to the Bank - there are no sufficient funds in the Pledged Account to pay these charges and expenses for any period after the Notice of Exclusive Control, and the charges are not paid by Debtor upon demand of Bank, Creditor agrees to pay them within thirty (30) days of receipt of Bank’s written notice of Creditor.

9.	Indemnity.

9.1         Debtor and Creditor (only to the extent a “Notice of Exclusive Control” has been delivered by the Creditor to the Bank) hereby agree to indemnify Bank, each legal entity, if any, who controls, is controlled by or is under common control with Bank, and each of their respective directors, officers, and employees (each an “Indemnified Party”), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities, and expenses (including all fees and charges of internal or external counsel with whom Indemnified Party may consult and all expenses of litigation and preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity, or governmental authority (including any person or entity claiming derivatively on behalf of Debtor or Creditor), in connection with or arising out of or relating to the matters referred to in this Agreement; provided, however that this Section 9 shall not apply to any claims, damages, losses, liabilities, and expenses solely attributable to an Indemnified Party’s gross negligence or willful misconduct.

9.2         Whenever any claim, regardless of amount, shall arise for indemnification hereunder, the Bank shall notify the Debtor and the Creditor as soon as practicable in writing but in any event within ten (10) business days after the Bank has actual knowledge of the facts constituting the basis of such claim. Such notice shall specify all facts known to the Bank giving rise to such indemnification right and the amount or an estimate of the amount of the liability arising therefrom.

9.3          The Bank shall cooperate with Debtor and Creditor in the defense or prosecution of such claim, shall periodically advise Debtor and Creditor of the status of such claim, and shall consult with Debtor and Creditor on major decisions that could have a material impact on the proceedings. The Bank shall not settle any claim without Creditor’s and Debtor’s prior written consent.

9.4          Debtor and Creditor may participate at their expense in the defense of any such action or claim.

9.5          The provisions contained in this Section 9 shall survive the termination of this Agreement, payment of any advance hereunder and the assignment of any rights hereunder, or entry of judgment hereon.

10.	Termination: Survival.

Creditor may terminate this Agreement by notice to Bank and Debtor. Upon a breach by Debtor of its deposit account agreement with the Bank or violation by the Debtor of the Bank’s rules and regulations pertaining to deposit accounts, Bank may terminate this Agreement on thirty (30) days’ written notice to Creditor and Debtor. For any other reason, Bank may terminate this Agreement on forty-five (45) days written notice. If Creditor notifies Bank that Creditor’s security interest in the Pledged Account has terminated, this Agreement will immediately terminate. This Agreement shall terminate upon Bank’s receipt of written notice from Creditor expressly stating that Creditor no longer claims any security interest in the Pledged Account; provided, however, that Section 4 (Returned Item Amounts), Section 7 (Bank’s Responsibility) and Section 9 (Indemnity) will survive termination of this Agreement. Debtor may not unilaterally terminate this Agreement or close the Pledged Account. Bank shall not cause or permit the Pledged Account to be closed during the term hereof unless Bank has received the prior written consent of Creditor.

11.	Entire Agreement.

This Agreement, the exhibits hereto and the agreements and instruments required to be executed and delivered thereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all other contemporaneous or prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

12.	Amendments.

No amendment of, modification of, or waiver of a right under, this Agreement nor consent to any departure by Debtor or Creditor shall be effective unless the same is in writing and signed by the party to be charged and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

13.	Severability.

The provisions of this Agreement are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Agreement in any jurisdiction.

14.	Representations.

Each party represents and warrants to other parties that (a) this Agreement constitutes its duly authorized, legal, valid, binding and enforceable obligation; (b) the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereunder will not (i) constitute or result in a breach of its organizational documents or the provisions of any material contract to which it is a party or by which it is bound or (ii) result in the violation of any law, regulation, judgment, decree or governmental order applicable to it; and (c) all approvals and authorizations required to permit the execution, delivery, performance and consummation of this Agreement and the transactions contemplated hereunder have been obtained.

15.	Other Agreements.

For so long as this Agreement remains in effect, transactions involving the Pledged Account shall be subject, except to the extent inconsistent herewith, to the provisions of such deposit account agreements, disclosures, and fee schedules as are in effect from time to time for accounts like the Pledged Account.

16.	Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of Bank, Creditor and Debtor and their respective successors and assigns, provided, however that Debtor may not assign or transfer its interests or rights hereunder (whether by operation of law or otherwise) without prior written consent of Creditor and Bank, and Creditor may not assign or delegate any of its rights hereunder without giving written notice thereof to Bank. Creditor reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Creditor’s rights and benefits hereunder and under each of the other Loan Documents as defined therein. In connection therewith, Creditor may disclose all documents and information which Creditor now has or hereafter may acquire relating to any credit accommodation subject hereto, Debtor or its business, or any collateral pledged to secure the obligations evidenced hereby.

17.	Interpretation.

In this Agreement, unless the parties hereto otherwise agree in writing, (a) the singular includes the plural and the plural the singular; (b) references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; (c) the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; (d) references to sections or exhibits are to those of this Agreement; (e) terms defined in Article 9 of the UCC and not otherwise defined in this Agreement are used as defined in such Article; (f) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (g) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate or document); (h) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (i) references to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (j) references to any person include that person’s successors and assigns; and (k) terms in one gender include the parallel terms in the neuter and opposite gender. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

18.	Notices.

All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at its address as shown on the signature pages hereto, or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by any other means, upon receipt. Without limiting the foregoing, first-class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving notices hereunder.

19.	Venue: Jurisdiction.

EACH OF DEBTOR AND CREDITOR HEREBY IRREVOCABLY CONSENTS AND AGREES THAT ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK, WHICH SHALL HAVE EXCLUSIVE JURISDICTION IN ANY SUIT, ACTION OR PROCEEDING, AND DEBTOR AND CREDITOR WAIVE ANY OBJECTIONS WHICH EACH MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND DEBTOR AND BANK HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

20.	Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW RULES).

21.	Waiver of Jury Trial.

EACH OF THE PARTIES KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO, AND IN, ANY ACTION OR OTHER LEGAL PROCEEDING OF ANY NATURE, RELATING TO (A) THIS AGREEMENT (B) ANY TRANSACTION CONTEMPLATED IN THIS AGREEMENT, OR (C) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT, ANY OF THE OBLIGATIONS EVIDENCED HEREBY, ANY COLLATERAL THEREFOR.

22.	Counterparts: Electronic Transmission.

This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Agreement. Delivery of any executed counterpart of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The Parties acknowledge that information and documents relating to this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURES FOLLOW]

Execution Copy

IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have executed this Deposit Account Control Agreement (Exclusive Control) as of the date set forth above.

DEBTOR:
ltamar Medical, Inc.
Address for notice:

Signature	3290 Cumberland Club Drive

Suite 100
Name
Atlanta, GA 30339

Title
	Attention:	Shy Basson, CFO

Signature	Email:

Telephone:
Name

Title

Signature	c/o ltamar Medical Ltd.

9 Halamish Street, P.O. Box 3579
Name
Caesarea 3088900, Israel

Title
	Attention:	Shy Basson, CFO

Signature	Email:

Telephone:
Name

Title

CREDITOR:
Mizrahi Tefahot Bank Ltd.
Address for notice:

/s/ Guy Ofer Hirshler
Signature	7 Jabotinsky Street

Guy Ofer Hirshler	Ramat Gan, Israel
Name

Title
	Attention:	Dani Maor
/s/ Dani Maor
Signature	Email:	Dani maor@umtb.co.il

Dani Maor	Telephone:
Name

Hi-Tech Dpt. Manager
Title

BANK:

BANK LEUMI USA
Address for notice:

Signature
579 Fifth Avenue
New York, NY 10017
Attention:
Name
Facsimile:

Title	Telephone:

Signature
With a copy to:
Bank Leumi USA
350 Madison Avenue
Name		New York, NY 10017
Attention: Associate
General Counsel (Lending)
Title		sol.bernstein@leumiusa.com

SCHEDULE I

EXCLUDED BANK ACCOUNTS AT BANK

Account Type	Account Number

1. Certificate of Deposit

2. Payroll Account

EXHIBIT A

NOTICE OF EXCLUSIVE CONTROL

Dear Bank Leumi USA:

Reference is made to the Deposit Account Control Agreement (Springing) dated as of June__, 2017 (the “Control Agreement”) by and among you, the undersigned, and ltamar Medical, Inc. (the “Debtor”). Terms defined in the Control Agreement and used without other definition herein shall have the respective meanings herein assigned to such terms in the Control Agreement.

Pursuant to Section 2.1 of the Control Agreement, you are hereby directed, from and after the date hereof, to execute only instructions originated by Creditor, and not to accept for execution any further entitlement orders originated by Debtor. The Creditor hereby instructs the Bank to comply with no more than two of the Debtor’s written requests within thirty (30) days after the date of this Notice to transfer in each instance an amount not to exceed $250,000 to the Debtor’s payroll account number                       at the Bank.

We hereby certify that we have sent or are simultaneously sending a copy of this Notice of Exclusive Control to the Debtor.

Very truly yours,

Mizrahi Tefahot Bank Ltd.

By:
Signature

Name

Title

Cc: ltamar Medical, Inc.(via email)

Execution Copy

EXHIBIT B

CREDITOR ACCOUNT BANK AND CREDITOR ACCOUNT

Creditor Bank Name:	Mizrahi Tefahot Bank

Creditor Bank ABA Number:

Creditor Bank Address:	7 Jabotinsky St. Ramat Gan, Israel

Creditor Account Title:	HEAD OFFICE EXPENSES

Creditor Account Number:

Creditor Account Address:

Special instructions/Further Credit Instructions:

Please write that it relates to

ITAMAR MEDICAL deal.

(This may contain reference information to further enable Recipient to apply funds)

Schedule G:

UCC Financing Statement

To be provided.

Schedule H:

Legal opinion of Guarantor’s Counsel

To be provided.

Schedule I

EXCLUDED DEPOSIT ACCOUNTS

Bank	Account Type	Account Number

1. Bank Leumi USA	Certificate of Deposit

2. Bank Leumi USA	Payroll Account

3. Bank of America*	Economy Checking

4. Bank of America*	Business Checking

5. Citizen Bank*	Analysis Business Checking